      As filed with the Securities and Exchange Commission on June 1, 2005


                                                      1933 Act File No. 33-11387
                                                      1940 Act File No. 811-4984

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [X]
            Pre-Effective Amendment No. __________              [ ]
            Post-Effective Amendment No. 54                     [X]


                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]


                                Amendment No. 55

                        (Check appropriate box or boxes.)

                              AMERICAN BEACON FUNDS
               (Exact Name of Registrant as Specified in Charter)

                       4151 Amon Carter Boulevard, MD 2450
                             Fort Worth, Texas 76155
               (Address of Principal Executive Office) (Zip Code)
       Registrant's Telephone Number, including Area Code: (817) 967-3509

                           WILLIAM F. QUINN, PRESIDENT
                       4151 Amon Carter Boulevard, MD 2450
                             Fort Worth, Texas 76155
                     (Name and Address of Agent for Service)

            Approximate Date of Proposed Public Offering June 1, 2005


It is proposed that this filing will become effective (check appropriate box)
      [X]   immediately upon filing pursuant to paragraph (b)
      [ ]   on (date) pursuant to paragraph (b)
      [ ]   60 days after filing pursuant to paragraph (a)(1)
      [ ]   on (date) pursuant to paragraph (a)(1)
      [ ]   75 days after filing pursuant to paragraph (a)(2)
      [ ]   on (date) pursuant to paragraph (a)(2) of Rule 485.

                              AMERICAN BEACON FUNDS
                       CONTENTS OF REGISTRATION STATEMENT

This registration statement is comprised of the following:

      Cover Sheet

      Contents of Registration Statement

      Prospectus for the Service Class of the American Beacon Balanced Fund and the American Beacon Large Cap Value Fund

      Statement of Additional Information for the Service Class of the American Beacon Balanced Fund and the American Beacon Large Cap Value Fund

      Part C

      Signature Page

This filing is intended only to affect the Balanced Fund and Large Cap Value Fund, each a series of the American Beacon Funds (the "Trust"). No other series of the Trust is affected by this filing.

                          (AMERICAN BEACON FUNDS LOGO)

GUIDANCE             |              VISION              |             EXPERIENCE


                        PROSPECTUS
                        June 1, 2005

                        SERVICE CLASS

                        Balanced Fund
                        Large Cap Value Fund



                                    The Securities and Exchange Commission does
                                    not guarantee that the information in this
                                    Prospectus or any other mutual fund's
                                    prospectus is accurate or complete, nor does
formerly known as the               it judge the investment merit of the Funds.
American AAdvantage Funds           To state otherwise is a criminal offense.

                          (AMERICAN BEACON FUNDS LOGO)
               (FORMERLY KNOWN AS THE AMERICAN AADVANTAGE FUNDS)

                                (SERVICE CLASS)

TABLE OF CONTENTS


About the Funds

Overview.........................................     2
  Balanced Fund..................................     3
  Large Cap Value Fund...........................     7
The Manager......................................    10
The Sub-Advisors.................................    11
Valuation of Shares..............................    14

About Your Investment
Purchase and Redemption of Shares................    14
Market Timing....................................    18
Distributions and Taxes..........................    18

Additional Information
Distribution of Fund Shares......................    19
Portfolio Holdings...............................    19
Delivery of Documents............................    20
Financial Highlights.............................    20
Additional Information.......................Back Cover


ABOUT THE FUNDS
------------------------------------------------------------

Overview
--------

The American Beacon Funds (the "Funds"), formerly known as the American AAdvantage Funds, are managed by American Beacon Advisors, Inc. (the "Manager"), a wholly owned subsidiary of AMR Corporation.

--------------------------------------------------------------------------------

About the Funds                         2                             Prospectus

AMERICAN BEACON

BALANCED FUND(SM)
--------------------------------------------------------------------------------


Investment Objective
--------------------

Income and capital appreciation.


Principal Strategies
--------------------

Ordinarily, between 50% and 70% of the Fund's total assets are invested in equity securities and between 30% and 50% of the Fund's total assets are invested in debt securities.

The Fund's equity investments may include common stocks, preferred stocks, securities convertible into common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as "stocks").

The Manager currently allocates the Fund's assets among itself and the following three investment sub-advisors:

  Barrow, Hanley, Mewhinney & Strauss, Inc.

  Brandywine Asset Management, LLC

  Hotchkis and Wiley Capital Management, LLC

Approximately one third of the Fund's assets are allocated to Barrow, Hanley, Mewhinney & Strauss, Inc. and another third to Brandywine Asset Management, LLC, who each decide the proportion of assets to invest in equity and fixed income securities in accordance with the Fund's guidelines. The remaining third of the Fund's assets is allocated between the Manager, who invests its allocation in fixed income securities, and Hotchkis and Wiley Capital Management, LLC, who invests its allocation in equity securities.

The Fund's sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the S&P 500(R) Index):


- above-average earnings growth potential,

- below-average price to earnings ratio,

- below-average price to book value ratio, and

- above-average dividend yields.

Each of the Fund's sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk.

The Fund's investments in debt securities may include: obligations of the U.S. Government, its agencies and instrumentalities (some of which are not backed by the full faith and credit of the U.S. Government); U.S. corporate debt securities, such as notes and bonds; mortgage-backed securities; asset-backed securities; master-demand notes; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers' acceptances, commercial paper and other notes; and other debt securities. The Fund will only buy debt securities that are investment grade at the time of purchase. Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by all nationally recognized statistical rating organizations rating that security (such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc.). Obligations rated in the fourth highest rating category are limited to 25% of the Fund's total assets. The Fund, at the discretion of the Manager or the applicable sub-advisor, may retain a security that has been downgraded below the initial investment criteria.

In determining which debt securities to buy and sell, the Manager and the sub-advisors generally use a "top-down" or "bottom-up" investment strategy, or a combination of both strategies.

The top-down fixed income investment strategy is implemented as follows:

--------------------------------------------------------------------------------

Prospectus                              3                        About the Funds

AMERICAN BEACON

--------------------------------------------------------------------------------


- Develop an overall investment strategy, including a portfolio duration target, by examining the current trends in the U.S. economy. Duration is a measure of price sensitivity relative to changes in interest rates. For example, if a bond had a duration of four years, a 1% increase in U.S. Treasury interest rates could be expected to result in a 4% decrease in the value of the bond. Therefore, portfolios with longer durations are typically more sensitive to changes in interest rates.


- Set desired portfolio maturity structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.

- Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.

- Select specific debt securities within each security type.

- Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

The bottom-up fixed income investment strategy is implemented as follows:


- Search for eligible securities with a yield to maturity advantage versus a U.S. Government security with a similar maturity.

- Evaluate credit quality of the securities.

- Perform an analysis of the expected price volatility of the securities to changes in interest rates by examining actual price volatility between U.S. Government and non-U.S. Government securities.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.


Principal Risk Factors
----------------------

MARKET RISK (STOCKS)
Since this Fund invests a substantial portion of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund's investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies and general market and economic conditions.

VALUE STOCKS RISK (STOCKS)
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund's investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

INTEREST RATE RISK (BONDS)
The Fund is subject to the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

CREDIT RISK (BONDS)
The Fund is subject to the risk that the issuer of a bond, including a U.S. Government agency not backed by the full faith and credit of the U.S. Government, will fail to make timely payment of interest or principal. A decline in an issuer's credit rating can cause its price to go down.

PREPAYMENT AND EXTENSION RISK (BONDS)
The Fund's investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond's maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a decrease in expected prepayments may result in the extension of a security's effective maturity and a decline in its price.

FOREIGN INVESTING RISK
Investing in the securities of foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, (4) increased price volatility, and (5) adverse impact of conversion to the euro for countries joining the European Monetary Union.

SECURITIES SELECTION RISK
Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

--------------------------------------------------------------------------------

About the Funds                         4                             Prospectus

AMERICAN BEACON

--------------------------------------------------------------------------------

INVESTMENT RISKS
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.


Investor Profile
----------------

This Fund may be suitable for investors who:


- need to fund a long-term objective, such as a child's college education or a comfortable retirement,

- seek a convenient way to invest in value-oriented stocks and investment grade bonds in a single, professionally managed portfolio,

- desire long-term performance from an investment style that may help to minimize volatility and downside risk,

- require investment income, or

- want to take advantage of the investment expertise of value-oriented investment advisors.

Historical Performance
----------------------

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to three broad-based market indices, an index specific to the Fund's strategy and the Lipper Balanced Funds Index, a composite of mutual funds with the same investment objective as the Fund. The returns of the broad-based market indices and the index specific to the Fund's strategy do not reflect fees, expenses or taxes. The Service Class of the Fund began offering its shares on June 1, 2005. However, another class of shares of the Fund not offered in this Prospectus began offering its shares on August 1, 1994. In the chart and table below, performance results are for the older class. Because the other class had lower expenses, its performance was better than the Service Class of the Fund would have realized in the same period. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                                (AMR BAR CHART)

          TOTAL RETURN FOR THE CALENDAR YEAR ENDED 12/31 OF EACH YEAR

95..........................................................  28.32%
96..........................................................  13.67%
97..........................................................  19.45%
98..........................................................   8.00%
99..........................................................  -4.01%
00..........................................................  10.43%
01..........................................................   5.35%
02..........................................................  -7.56%
03..........................................................  23.78%
04..........................................................  12.75%


Total Return for the Quarter Ended 3/31/05:                    0.00%


Highest Quarterly Return:                 13.65%
  (1/1/95 through 12/31/04)         (2nd Quarter 2004)
Lowest Quarterly Return:                 -10.75%
  (1/1/95 through 12/31/04)         (3rd Quarter 2004)

                              AVERAGE ANNUAL TOTAL RETURN
                             -----------------------------
                                    AS OF 12/31/04
                             -----------------------------
                             1 YEAR    5 YEARS    10 YEARS
                             ------    -------    --------
RETURN BEFORE TAXES          12.75%     8.46%      10.49%
RETURN AFTER TAXES ON
  DISTRIBUTIONS              11.54%     7.00%       7.89%
RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                 9.17%     6.46%       7.69%
----------------------------------------------------------
S&P 500/Barra Value
  Index(1)                   15.71%     2.48%      12.24%
S&P 500 Index(2)             10.88%    -2.30%      12.07%
Lehman Bros. Aggregate
  Index(3)                    4.34%     7.71%       7.72%
Balanced Composite Index(4)  11.06%     4.96%      10.77%
Lipper Balanced Funds Index   8.98%     2.95%       9.44%

--------------------------------------------------------------------------------

Prospectus                              5                        About the Funds

AMERICAN BEACON

--------------------------------------------------------------------------------

(1) The S&P 500/Barra Value Index is a market value weighted index of stocks with book-to-price ratios in the top 50% of the S&P 500 Index.

(2) The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States.

(3) The Lehman Brothers Aggregate Index is a market value weighted performance benchmark for government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.

(4) To reflect the Fund's allocation of its assets between investment grade fixed-income securities and equity securities, the Manager has combined the returns of the S&P 500/Barra Value Index and the Lehman Brothers Aggregate Index in a 60%/40% proportion.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Fees and Expenses
-----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)


Management Fees                                         0.29%
Distribution (12b-1) Fees                               0.25
Other Expenses                                          0.60(1)
                                                        ----
TOTAL ANNUAL FUND OPERATING EXPENSES                    1.14%
                                                        ====


(1) Other Expenses are based on estimates for the current fiscal year.

Example
-------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR.................................    $116
3 YEARS................................    $362



Portfolio Holdings
------------------

A description of the Fund's policies and procedures regarding the disclosure of portfolio holdings is available in the Fund's Statement of Additional Information, which you may access on the Funds' website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.



--------------------------------------------------------------------------------

About the Funds                         6                             Prospectus

AMERICAN BEACON

LARGE CAP VALUE FUND(SM)
--------------------------------------------------------------------------------


Investment Objective
--------------------

Long-term capital appreciation and current income.


Principal Strategies
--------------------

Ordinarily, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of large market capitalization U.S. companies. These companies generally have market capitalizations similar to the market capitalization of the companies in the Russell 1000(R) Index(1) at the time of investment. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. As of January 31, 2005, the market capitalizations of the companies in the Russell 1000 Index ranged from $484 million to $381 billion. The Fund's investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as "stocks").

The Manager currently allocates the Fund's assets among four investment sub-advisors:

  Barrow, Hanley, Mewhinney & Strauss, Inc.

  Brandywine Asset Management, LLC

  Hotchkis and Wiley Capital Management, LLC

  Metropolitan West Capital Management, LLC

To achieve an approximately equal distribution of the Fund's assets among the sub-advisors, the Manager intends to allocate a larger proportion of the Fund's new assets to Metropolitan West Capital Management, LLC. The remainder of the Fund's new assets will be allocated, generally on an equal basis, among the other three sub-advisors.

The Fund's sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the S&P 500(R) Index):


- above-average earnings growth potential,

- below-average price to earnings ratio,

- below-average price to book value ratio, and

- above-average dividend yields.

Each of the Fund's sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by all nationally recognized statistical rating organizations rating that security (such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc.). To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund's name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors
----------------------

MARKET RISK
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund's investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies and general market and economic conditions.

---------------

(1)  The Russell 1000 (R) Index is a service mark of Frank Russell Company.


--------------------------------------------------------------------------------

Prospectus                              7                        About the Funds

AMERICAN BEACON

--------------------------------------------------------------------------------

VALUE STOCKS RISK
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund's investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

FOREIGN INVESTING RISK
Investing in the securities of foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, (4) increased price volatility, and (5) adverse impact of conversion to the euro for countries joining the European Monetary Union.

SECURITIES SELECTION RISK
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

INVESTMENT RISKS
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Investor Profile
----------------

This Fund may be suitable for investors who:


- need to fund a long-term objective, such as a child's college education or a comfortable retirement,

- seek a U.S. stock mutual fund that invests in fundamentally strong companies,

- require total returns including income, or

- want to take advantage of the expertise of value-oriented investment advisors.

Historical Performance
----------------------

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to two broad-based market indices and the Lipper Multi-Cap Value Funds Index, a composite of mutual funds with the same investment objective as the Fund. The returns of the broad-based market indices do not reflect fees, expenses or taxes. The Service Class of the Fund began offering its shares on June 1, 2005. However, another class of shares of the Fund not offered in this Prospectus began offering its shares on August 1, 1994. In the chart and table below, performance results are for the older class. Because the other class had lower expenses, its performance was better than the Service Class of the Fund would have realized in the same period. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------

About the Funds                         8                             Prospectus

AMERICAN BEACON

--------------------------------------------------------------------------------

                                (AMR BAR CHART)

          TOTAL RETURN FOR THE CALENDAR YEAR ENDED 12/31 OF EACH YEAR

95..........................................................   33.69%
96..........................................................   20.74%
97..........................................................   26.08%
98..........................................................    5.88%
99..........................................................   -4.99%
00..........................................................   11.22%
01..........................................................    1.88%
02..........................................................  -16.18%
03..........................................................   35.35%
04..........................................................   19.12%


Total Return for the Quarter Ended 3/31/05:                     0.52%


Highest Quarterly Return:                 19.76%
  (1/1/95 through 12/31/04)         (2nd Quarter 2003)
Lowest Quarterly Return:                 -18.68%
  (1/1/95 through 12/31/04)         (3rd Quarter 2002)

                                AVERAGE ANNUAL TOTAL RETURN
                               -----------------------------
                                      AS OF 12/31/04
                               -----------------------------
                               1 YEAR    5 YEARS    10 YEARS
                               ------    -------    --------
RETURN BEFORE TAXES            19.12%     8.90%      12.11%
RETURN AFTER TAXES ON
  DISTRIBUTIONS                18.90%     8.00%       9.96%
RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                  12.71%     7.20%       9.53%
------------------------------------------------------------
S&P 500/Barra Value Index(1)   15.71%     2.48%      12.24%
S&P 500 Index(2)               10.88%    -2.30%      12.07%
Lipper Multi-Cap Value Funds
  Index                        14.91%     6.91%      12.23%

(1) The S&P 500/Barra Value Index is a market value weighted index of stocks with book-to-price ratios in the top 50% of the S&P 500 Index.

(2) The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Fees and Expenses
-----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Large Cap Value Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)


Management Fees                                        0.31%
Distribution (12b-1) Fees                              0.25
Other Expenses                                         0.58(1)
                                                       ----
TOTAL ANNUAL FUND OPERATING EXPENSES                   1.14%
                                                       ====


(1) Other Expenses are based on estimates for the current fiscal year.

Example
-------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR .................................    $116
3 YEARS.................................    $362



Portfolio Holdings
------------------

A description of the Fund's policies and procedures regarding the disclosure of portfolio holdings is available in the Fund's Statement of Additional Information, which you may access on the Funds' website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.


--------------------------------------------------------------------------------

Prospectus                              9                        About the Funds

The Manager
-----------

The Funds have retained American Beacon Advisors, Inc. to serve as their Manager. The Manager, located at 4151 Amon Carter Boulevard, Fort Worth, Texas 76155, is a wholly owned subsidiary of AMR Corporation. The Manager was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. Prior to March 1, 2005, the Manager's was known as AMR Investment Services, Inc. As of December 31, 2004, the Manager had approximately $36.5 billion of assets under management, including approximately $16.4 billion under active management and $20.1 billion as named fiduciary or financial advisor. Approximately $20.5 billion of the Manager's total assets under management were related to AMR Corporation.

The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Funds. The Manager

- develops the investment programs for each Fund,

- selects and changes sub-advisors (subject to requisite approvals),

- allocates assets among sub-advisors,

- monitors the sub-advisors' investment programs and results,

- coordinates the investment activities of the sub-advisors to ensure compliance with regulatory restrictions,

- oversees each Fund's securities lending activities and actions taken by the securities lending agent, and

- invests the portion of Fund assets which the sub-advisors determine should be allocated to high quality short-term debt obligations.

As compensation for providing management services, the Manager receives an annualized advisory fee that is calculated and accrued daily, equal to 0.10% of the net assets of each Fund.

The Manager receives a fee of 0.10% of the net assets of the Balanced Fund (as noted above) plus a fee of 0.15% of the Fund's net fixed income assets under its management. In addition, the Funds pay the Manager the amounts due to their respective sub-advisors. The Manager then remits these amounts to the sub-advisors.

The Manager also may receive up to 25% of the net annual interest income or up to 25% of loan fees in regards to securities lending activities. Currently, the Manager receives 10% of the net annual interest income from the investment of cash collateral or 10% of the loan fees posted by borrowers. The Securities and Exchange Commission ("SEC") has granted exemptive relief that permits the Funds to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.


--------------------------------------------------------------------------------

About the Funds                        10                             Prospectus

The management fees paid by the Funds for the fiscal year ended October 31, 2004, net of reimbursements and shown as a percentage of average net assets, were as follows:

                                       MANAGEMENT
FUND                                      FEES
----                                   ----------
Balanced.............................    0.29%
Large Cap Value......................    0.31%


William F. Quinn, Nancy A. Eckl and Adriana R. Posada comprise the Manager's portfolio management team that has joint responsibility for the day-to-day management of the Funds. Mr. Quinn and Ms. Eckl are responsible for developing each Fund's investment program and recommending sub-advisors to the Funds' Board of Trustees. In addition, Ms. Eckl, in conjunction with Adriana R. Posada, oversees the sub-advisors, reviews each sub-advisor's performance and allocates the Funds' assets among the sub-advisors and the Manager, as applicable.


Mr. Quinn is President of the Manager and has served on the portfolio management team since the inception of the Funds in 1987. Ms. Eckl has served on the portfolio management team since becoming Vice President of Trust Investments for the Manager in May 1995. Ms. Posada became Manager of Trust Investments and a member of the team in October 1998. The Funds' Statement of Additional Information ("SAI") provides additional information about the members of the portfolio management team, including other accounts they manage, their ownership in the Funds they manage and their compensation.


Michael W. Fields oversees the team responsible for the portfolio management of a portion of the Balanced Fund. Mr. Fields has been with the Manager since it was founded in 1986 and serves as Vice President of Fixed Income Investments. As the leader of the team, Mr. Fields determines the overall strategy for the Manager's portion of the Balanced Fund. In addition to Mr. Fields, the team responsible for the portfolio management of the Balanced Fund includes Patrick
A. Sporl and Gyeong Kim. Mr. Sporl has served as a Senior Portfolio Manager since January 1999 and has managed the Balanced Fund since September 2001. He is primarily responsible for implementing the strategy outlined by Mr. Fields by determining the Fund's holdings and characteristics. Ms. Kim has served as Portfolio Manager to the Balanced Fund since November 2002. Prior to becoming a Portfolio Manager, Ms. Kim had been the Manager of Credit Research and Analysis for the Manager since June 1998. She has responsibility for credit and relative value analysis of corporate bonds. The Funds' SAI provides additional information about Mr. Fields, Mr. Sporl, and Ms. Kim, including other accounts they manage, their ownership in the Balanced Fund and their compensation.


The Sub-Advisors
----------------

Each Fund's assets are allocated among one or more sub-advisors by the Manager. The assets of the Balanced Fund are allocated by the Manager among the Manager and three other sub-advisors. Each sub-advisor has discretion to purchase and sell securities for its segment of a Fund's assets in accordance with the Fund's objectives, policies, restrictions and more specific strategies provided by the Manager. Pursuant to an exemptive order issued by the SEC, the Manager is permitted to enter into new or modified investment advisory agreements with existing or new sub-advisors without approval of a Fund's shareholders, but subject to approval of the Funds' Board of Trustees ("Board"). The Prospectus will be supplemented if additional sub-advisors are retained or the contract with any existing sub-advisor is terminated.

Set forth below is a brief description of each sub-advisor and the portfolio managers with primary responsibility for the management of the Funds. The Funds' SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Funds they manage and their compensation.

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. ("BARROW"), 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204, is a professional investment counseling firm that has been providing investment advisory services since 1979. The firm is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc, an international financial services group. As of December 31, 2004, Barrow had discretionary investment management authority with respect to approximately $42 billion of assets, including approximately $1.5 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. Barrow serves as a sub-advisor to the Balanced and Large Cap Value Funds.


--------------------------------------------------------------------------------

Prospectus                             11                        About the Funds

Barrow manages client assets on a team basis for their equity and fixed income strategies. The members of the team for each Fund are listed below.

NAME AND TITLE OF             LENGTH OF SERVICE    BUSINESS EXPERIENCE
PORTFOLIO MANAGERS                 TO FUND             PAST 5 YEARS
------------------            -----------------  ------------------------
Balanced & Large Cap Value
 Funds
James P. Barrow
 Portfolio Manager/Partner     Since Inception   Portfolio Manager/Barrow
Balanced Fund
John S. Williams
 Portfolio Manager             Since Inception   Portfolio Manager/Barrow
David H. Hardin
 Portfolio Manager             Since Inception   Portfolio Manager/Barrow
J. Scott McDonald
 Portfolio Manager               Since 1994      Portfolio Manager/Barrow
Mark C. Luchsinger
 Portfolio Manager               Since 1996      Portfolio Manager/Barrow
Deborah A. Petruzzelli
 Portfolio Manager               Since 2002           Barrow/Victory
                                                        Capital(1)

(1) Prior to joining Barrow in 2002, Debbie Petruzzelli was a portfolio manager with Victory Capital.

Barrow's equity portfolio managers and analysts work as a team for the purposes of generating and researching investment ideas within the large, mid, and small cap segments of the market. Individual equity security holdings and their weightings in Barrow's portion of the Balanced and Large Cap Value Funds are the result of input from both analysts and portfolio managers. However, the ultimate decision for inclusion and weighting in a Fund rests with the senior portfolio manager for the large cap strategy. While all of Barrow's equity portfolio managers act as generalists, each portfolio manager also has a specific sector responsibility along with an analyst member of the team. This serves as an internal mentoring process, in addition to assuring that Barrow has adequate coverage across all sectors and market capitalization ranges.

Barrow manages its fixed income portion of the Balanced Fund using a team approach, with investment strategy decisions resulting from a consensus of its fixed income professionals -- five senior portfolio managers and two dedicated research analysts. All five portfolio managers are generalists, but each also has specific responsibilities for strategic focus on particular aspects of the marketplace and the portfolio structure strategy. Fixed income research responsibilities are divided among the team members, each specializing in areas in which they have particular expertise and interest. Individual bond selection decisions are also consistently made across all portfolios having similar investment objectives.

BRANDYWINE ASSET MANAGEMENT, LLC ("BRANDYWINE"), 201 North Walnut Street, Wilmington, Delaware 19801, is a professional investment counseling firm founded in 1986. Brandywine is a wholly owned subsidiary of Legg Mason, Inc. As of December 31, 2004, Brandywine had assets under management totaling approximately $18.5 billion, including approximately $2.2 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. Brandywine serves as a sub-advisor to the Balanced and Large Cap Value Funds.

Paul R. Lesutis, CFA, Managing Director, is a member of Brandywine's Executive Committee and serves as lead Portfolio Manager of Brandywine's fundamental large cap value equity strategy. In addition, he is responsible for research coverage of the Banks and Paper & Forest Products sectors, contributing insight and stock recommendations to all of Brandywine's domestic equity products. Mr. Lesutis joined Brandywine in 1991 and has served as lead portfolio manager to Brandywine's portion of the Balanced and Large Cap Value Funds since 1996.

Earl J. Gaskins, Managing Director, is a lead Portfolio Manager for Brandywine's large cap value and socially responsible large cap value equity strategies and is Co-Manager for the fundamental large cap value equity strategy. He is responsible for research coverage of the Chemicals and Energy sectors, contributing industry insight and stock recommendations to all of Brandywine's equity products. Mr. Gaskins has been with Brandywine since 1996 and has co-managed Brandywine's portion of the Balanced and Large Cap Value Funds since 1996.

Stephen S. Smith, Executive Vice President, is a member of Brandywine's Executive Committee, serves as co-lead Portfolio Manager for Brandywine's fixed income and balanced strategies and also contributes his extensive knowledge of global markets and currencies to support the research efforts for international/global value equity strategies. Mr. Smith is also a member of Brandywine's large cap value equity team and is responsible for research coverage of the Tobacco, Healthcare, and Financial Services industries, contributing insight and stock recommendations to all of Brandywine's equity products. He joined Brandywine in 1991 and has served as a portfolio manager to Brandywine's portion of the fixed income portion of the Balanced Fund since April 1996.


--------------------------------------------------------------------------------

About the Funds                        12                             Prospectus

HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC ("HOTCHKIS"), 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017, is a professional domestic equity management firm. Hotchkis was formed in October 2001 from the key domestic equity management personnel at Merrill Lynch Investment Managers, L.P., a former sub-advisor to the Funds. As of December 31, 2004, Hotchkis had approximately $19.4 billion in assets under management, including approximately $1.0 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. Hotchkis serves as a sub-advisor to the Balanced and Large Cap Value Funds.

In addition to the Funds, Hotchkis manages institutional separate accounts and is the advisor and sub-advisor to other mutual funds. The investment process is the same for similar accounts, including the Funds and is driven by team-oriented, in-depth, fundamental research. The investment research staff is organized by industry coverage and supports all of the accounts managed in each of Hotchkis' investment strategies. Weekly research meetings provide a forum where analysts and portfolio managers discuss current investment ideas within their assigned industries. Generally, the entire investment team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio's current composition, and the relative value of alternative investments. The culmination of this process is the formation of a "target portfolio" for each investment strategy representing the best investment ideas with appropriate weights for each of the holdings.

Although the Balanced and Large Cap Value Funds are managed by Hotchkis' investment team, Hotchkis has identified the five portfolio managers with the most significant responsibility for Hotchkis' portion of each Fund's assets. This list does not include all members of the investment team.

George Davis, Patricia McKenna, Sheldon Lieberman, Joe Huber, and Stan Majcher participate in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. Mr. Davis, Ms. McKenna and Mr. Lieberman have authority to direct trading activity for the Funds. Mr. Huber and Mr. Majcher are jointly responsible for the day-to-day management of the Funds' cash flows, which includes directing the Funds' purchases and sales to ensure that the Funds' holdings remain reflective of the "target portfolio."

Mr. Davis, currently Principal, Portfolio Manager and Chief Executive Officer, joined Hotchkis in 1988 as Portfolio Manager and Analyst and became a portfolio manager to Hotchkis' portion of the Funds at that time. Ms. McKenna, currently Principal and Portfolio Manager, joined Hotchkis in 1995 as Portfolio Manager and Analyst, at which time she began managing Hotchkis' portion of the Funds. Mr. Lieberman, currently Principal and Portfolio Manager, joined Hotchkis in 1994 as Portfolio Manager and Analyst and has managed Hotchkis' portion of the Funds since then. Mr. Huber, currently Principal, Portfolio Manager and Director of Research, joined Hotchkis in 2000 as Portfolio Manager and Analyst and soon thereafter became the Director of Research. He has been a portfolio manager to Hotchkis' portion of the Funds since 2000. Mr. Majcher, currently Principal and Portfolio Manager, joined Hotchkis in 1996 as Analyst and became Portfolio Manager in 1999. He has served as portfolio manager to Hotchkis' portion of the Funds since 1996.

METROPOLITAN WEST CAPITAL MANAGEMENT, LLC ("METWEST CAPITAL"), 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660, is a professional investment counseling firm founded in 1997. The firm is majority owned by its key professionals and minority owned by Metropolitan West Financial, LLC. As of December 31, 2004, MetWest Capital had approximately $2.6 billion of assets under management, which included approximately $451.3 million of assets of AMR Corporation and its subsidiaries and affiliated entities. MetWest Capital serves as a sub-advisor to the Large Cap Value Fund.

Howard Gleicher oversees the MetWest Capital investment team with responsibility for a portion of the Large Cap Value Fund. Mr. Gleicher has served as Chief Investment Officer since MetWest Capital's inception in August 1997 and has managed MetWest Capital's portion of the Fund since November 2000. In addition to Mr. Gleicher, the Fund's investment team includes Gary W. Lisenbee, David M. Graham and Jeffrey Peck. Mr. Lisenbee has served as Research Analyst since MetWest Capital's inception in August 1997 and has managed MetWest Capital's portion of the Fund since November 2000. Mr. Graham has served as Research Analyst since September 2000 and has managed the Fund since November 2000. From May 2000 through September 2000, he was a Senior Portfolio Manager and Research Analyst at Wells Fargo. From 1987 through 1999, he served as Vice President and Director of Research at Palley-Needelman Asset Management, Inc. Mr. Peck has served as Research Analyst since March 2004 and has managed Met West Capital's portion of the


--------------------------------------------------------------------------------

Prospectus                             13                        About the Funds

Fund since that time. From 2002 to March 2004, he was an equity research analyst with Janney Montgomery Scott, LLC. From 1998 through November 2001, he served as an equity research analyst at Bear Stearns & Company, Inc.


All other assets of AMR Corporation and its affiliates under management by each respective sub-advisor (except assets managed by Barrow under the HALO Bond Program) are considered when calculating the fees for each sub-advisor. Including these assets lowers the investment advisory fees for each applicable Fund.


Valuation of Shares
-------------------

The price of each Fund's shares is based on its net asset value ("NAV") per share. Each Fund's NAV is computed by adding total assets, subtracting all of the Fund's liabilities, and dividing the result by the total number of shares outstanding. Equity securities are valued based on market value. Debt securities (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. In some cases, the price of debt securities is determined using quotes obtained from brokers.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by a Fund's or Portfolio's applicable Board of Trustees, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security's trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security's true market value. In addition, if a significant event, as determined by the Manager, that may affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of the Fund's NAV, fair value pricing would be used on the affected security or securities.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Funds' fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Funds' fair valuation procedures.

The NAV of Service Class shares will be determined based on a pro rata allocation of the Fund's or portfolio's (as applicable) investment income, expenses and total capital gains and losses. Each Fund's NAV per share is determined as of the close of the New York Stock Exchange ("Exchange"), generally 4:00 p.m. Eastern Time, on each day on which it is open for business.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Purchase and Redemption of Shares
---------------------------------

Eligibility
-----------

Service Class shares are offered to all investors who invest through intermediary organizations, such as broker-dealers or third party administrators.

--------------------------------------------------------------------------------
About Your Investment                  14                             Prospectus

Opening an Account
------------------

A completed, signed application is required to open an account. You may obtain an application form by:

- calling 1-800-388-3344, or

- downloading an account application on the Funds' web site at www.americanbeaconfunds.com.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, your financial institution will ask for your name, address, date of birth, and other information that will allow it to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, tax ID numbers, and Social Security numbers for persons authorized to provide instructions on the account. Your financial institution is required by law to reject your new account application if the required identifying information is not provided.

Complete the application, sign it and

                                    Mail to:
                             American Beacon Funds
                                P.O. Box 219643
                           Kansas City, MO 64121-9643

Purchase Policies
-----------------

Shares of the Funds are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the Exchange (whichever comes first) on each day on which the Exchange is open for business.

If a purchase order is received in good order prior to the Fund's deadline, the purchase price will be the NAV per share next determined on that day. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that the Fund is open for business. Each Fund has the right to reject any purchase order or cease offering shares at any time. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Funds will not accept "starter" checks, credit card checks, money orders, cashier's checks, official checks, or third party checks. No sales charges are assessed on the purchase or sale of Fund shares.

Redemption Policies
-------------------

Shares of any Fund may be redeemed by telephone, via the Funds' website, or by mail on any day that the Fund is open for business. The redemption price will be the NAV next determined after a redemption request is received in good order. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the Exchange (whichever comes first). For assistance with completing a redemption request, please call 1-800-388-3344.

Wire proceeds from redemption requests received by 4:00 p.m. Eastern Time are generally transmitted to shareholders on the next day the Funds are open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check may be delayed until the funds have cleared, which may take up to 15 days.

The Funds reserve the right to suspend redemptions or postpone the date of payment (i) when the Exchange is closed (other than for customary weekend and holiday closings); (ii) when trading on the Exchange is restricted; (iii) when the SEC determines that an emergency exists so that disposal of a Fund's investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Funds' shareholders.

Although the Funds intend to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the Fund.


Exchange Policies
-----------------

Shares of the Service Class of any Fund may be exchanged for shares of the Service Class of another Fund under certain limited circumstances. Since an exchange involves a concurrent purchase and redemption, please review the sections titled Purchase Policies and Redemption Policies for additional limitations that apply to purchases and redemptions. To exchange out of a Fund and into another, a shareholder must have owned shares of the redeeming Fund for at least 15 days. The minimum investment requirement must be met for the


--------------------------------------------------------------------------------
Prospectus                             15                  About Your Investment

Fund into which the shareholder is exchanging. Fund shares may be acquired through exchange only in states in which they can be legally sold. The Funds will not accept more than one exchange in and out of any Fund within any rolling 90-day period. The Funds reserve the right to terminate the exchange privilege of any shareholder who violates the limit on exchanges. In addition, the Funds may reject an exchange order or terminate the exchange privilege of a shareholder, if the Manager determines that the shareholder is investing in a Fund to profit in day-to-day fluctuations of the Fund's NAV, also known as market timing, regardless of whether the shareholder violated the Funds' stated policy on the frequency of exchanges. See the section titled Market Timing for additional information on the Funds' policies to deter market timing.

HOW TO PURCHASE SHARES
By Check
- The minimum amount to open an account is $2,500. The minimum amount for subsequent investments by check is $50.
- Make check payable to the American Beacon Funds.
- Include the shareholder's account number, Fund name, and Fund number on the check.
- Mail check to:
  American Beacon Funds
  P.O. Box 219643
  Kansas City, MO 64121-9643
By Wire
If your account has been established, you may call 1-800-388-3344 or visit www.americanbeaconfunds.com (select "My
Account") to purchase shares by wire. The minimum amount to open an account is $2,500. The minimum amount for subsequent investments by wire is $500. Send a bank wire to State Street Bank and Trust Co. with these instructions:
- ABA# 0110-0002-8; AC-9905-342-3,
- Attn: American Beacon Funds-Service Class,
- the Fund name and Fund number, and
- shareholder's account number and registration.
By Exchange
- Send a written request to the address above, call 1-800-388-3344 or visit www.americanbeaconfunds.com.
- A $2,500 minimum is required to establish a new account in the Service Class of another American Beacon Fund by making an exchange.
- The minimum amount for each exchange is $50.



--------------------------------------------------------------------------------
About Your Investment                  16                             Prospectus

HOW TO REDEEM SHARES
By Telephone
- Call 1-800-388-3344 to request a redemption.
- Proceeds will generally be mailed only to the account address of record or transmitted by wire ($500 minimum) to a commercial bank account designated on the account application form.
By Mail
Write a letter of instruction including:
- the Fund name and Fund number,
- shareholder account number,
- shares or dollar amount to be redeemed, and
- authorized signature(s) of all persons required to sign for the account.
  Mail to:
  American Beacon Funds
  P.O. Box 219643
  Kansas City, MO 64121-9643
- Proceeds will only be mailed to the account address of record or transmitted by wire ($500 minimum) to a commercial bank account designated on the account application form.
To protect the Funds and your account from fraud, a STAMP 2000 Medallion signature guarantee is required for redemption orders:
- with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or
- for an account whose address has changed within the last 30 days if proceeds are sent by check.
The Funds only accept STAMP 2000 Medallion signature guarantees, which may be obtained at most banks, broker-dealers and credit unions. A notary public can not provide a signature guarantee. Call 1-800-388-3344 for instructions and further assistance.

Via "My Account" on www.americanbeaconfunds.com
- Proceeds will only be mailed to the account address of record or transmitted by wire to a commercial bank account designated on the account application form.
- If bank instructions were not included on the account application form, please call 1-800-388-3344 to establish bank instructions.
- The minimum amount is $500 for a wire and $50 for a check.
By Exchange
- Send a written request to the address above or call 1-800-388-3344 to exchange shares.
- A $2,500 minimum is required to establish a new account in the Service Class of another American Beacon Fund by making an exchange.
- The minimum amount for each exchange is $50.



General Policies
----------------

If a shareholder's account balance in any Fund falls below $2,500, the shareholder may be asked to increase the balance. If the account balance remains below $2,500 after 45 days, the Funds reserve the right to close the account and send the proceeds to the shareholder. The Manager reserves the right to charge an annual account fee of $12 (to offset the costs of servicing accounts with low balances) if an account balance falls below certain asset levels.

A STAMP 2000 Medallion signature guarantee may be required in order to change an account's registration or banking instructions. You may obtain a STAMP 2000 Medallion signature guarantee at most banks, broker-dealers and credit unions, but not from a notary public.

The following policies apply to instructions you may provide to the Funds by telephone:


- The Funds, their officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

- The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone are genuine.

- Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

The Funds reserve the right to:


- liquidate a shareholder's account at the current day's NAV and remit proceeds via check if the financial institution is unable to verify the shareholder's identity within three business days of account opening,

- modify or terminate the exchange privilege at any time, and

- seek reimbursement from the shareholder for any related loss incurred if payment for the purchase of Fund shares by check does not clear the shareholder's bank.

The Funds have authorized certain third party financial intermediaries, such as broker-dealers, third party administrators and trust companies, to receive purchase and redemption orders on behalf of the Funds. A Fund is


--------------------------------------------------------------------------------
Prospectus                             17                  About Your Investment
deemed to have received such orders when they are received by the financial intermediaries. Thus, an order to purchase or sell Fund shares will be priced at the Fund's next determined NAV after receipt by the financial intermediary. Third parties who offer Fund shares may charge transaction fees and may set different minimum investments or limitations on buying or selling shares.


Market Timing
-------------

Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in the Fund's NAV is known as market timing. Market timing by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of the Fund's NAV, (ii) an increase in the Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies.

The Funds' Board of Trustees has adopted policies and procedures intended to discourage market timing. These policies include limitations on exchanges between Funds, which are described in the Exchange Policies section. In general, the Funds reserve the right to reject any purchase order, terminate the exchange privilege or liquidate the account of any shareholder that the Manager determines has engaged in market timing.

Certain third parties that offer Fund shares have informed the Funds that they are unable to enforce the Fund's policies to discourage market timing. In addition, certain third parties do not provide information to the Funds regarding the activity of the underlying shareholders in omnibus accounts. Therefore, the Funds do not have the information necessary to detect market timing by those underlying shareholders. In some cases, third parties that offer Fund shares may provide exemptions from the Funds' market timing policies, or they may have even stricter policies to deter market timing. For more information, please contact the financial institution through which you invest in the Funds.


Distributions and Taxes
-----------------------

The Funds distribute most or all of their net earnings annually in the form of dividends from net investment income and distributions of realized net capital gains. Unless the account application instructs otherwise, distributions will be reinvested in additional Fund shares.

Usually, any dividends and distributions of net realized gains are taxable events. However, the portion of a Fund's dividends derived from its investments in certain direct U.S. Government obligations is generally exempt from state and local income taxes.
The following table outlines the typical tax liabilities for transactions in taxable accounts:

TYPE OF TRANSACTION                   TAX STATUS
-------------------                   ----------
Dividends from net investment         Ordinary income**
  income*
Distributions of excess net           Ordinary income
  short-term capital gain over net
  long-term capital loss*
Distributions of excess net           Long-term capital
  long-term capital gain over net       gains
  short-term capital loss*
Redemptions or exchanges of shares    Long-term capital
  owned for more than one year          gains or losses
Redemptions or exchanges of shares    Net gains are treated
  owned for one year or less            as ordinary income;
                                        net losses are
                                        subject to special
                                        rules

   *whether reinvested or taken in cash
  **except for dividends that are attributable to qualified dividend income

To the extent distributions of the excess of net long-term capital gain over net short-term capital loss are attributable to net capital gain that a Fund recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2009, they are subject to a 15% maximum federal income tax rate for individual shareholders, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("2003 Act").

A portion of the dividends paid by the Funds may be eligible for the 15% maximum federal income tax rate applicable to dividends that individuals receive through the year 2008 (enacted by the 2003 Act). The eligible portion for such a Fund may not exceed its QDI. QDI is the aggregate of dividends a Fund receives from most domestic corporations and certain foreign corporations. If a Fund's QDI is



--------------------------------------------------------------------------------
About Your Investment                  18                             Prospectus
at least 95% of its gross income (as specially computed) and the Fund satisfies certain holding period, debt-financing and other restrictions with respect to the shares on which the dividends are paid, the entire dividend will qualify for the 15% maximum federal income tax rate. A portion of the dividends paid by these Funds may also be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period, debt-financing and other restrictions, but the eligible portion will not exceed the aggregate dividends a Fund received from domestic corporations. However, dividends that a corporate shareholder receives and deducts pursuant to the dividends-received deduction may be subject indirectly to the federal alternative minimum tax.

Shareholders may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss is generally treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes through the year 2008 on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.

This is only a summary of some of the important income tax considerations that may affect Fund shareholders. Shareholders should consult their tax advisors regarding specific questions as to the effect of federal, state and local income taxes on an investment in the Funds.


ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


Distribution of Fund Shares
---------------------------

The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, which allows the Funds to pay distribution and other fees for the sale of Fund shares and for other services provided to shareholders. The Plan provides that each Fund will pay up to 0.25% per annum of the average daily net assets of the Service Class to the Manager (or another entity approved by the Board). Because these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges and result in costs higher than other types of sales charges.


Portfolio Holdings
------------------

A complete listing of each Fund's holdings is made available on the Funds' website on a monthly basis. The holdings information is generally posted to the website approximately thirty days after the end of each month and remains available for six months thereafter. To access a list of holdings, go to www.americanbeaconfunds.com and select "Monthly Fund Holdings" under the "I want info on..." menu on the home page.



--------------------------------------------------------------------------------
Prospectus                             19                 Additional Information

Delivery of Documents
---------------------

If you invest in the Funds through a financial institution, you may be able to receive the Funds' regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.


Financial Highlights
--------------------

The financial highlights tables are intended to help you understand each Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in each Fund's table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and distributions). The Funds began offering Service Class shares on June 1, 2005. The financial highlights tables represent the financial performance of the PlanAhead Class of shares for the past five fiscal years. The PlanAhead Class had lower expenses and higher performance than the Service Class would have realized over the same period. Each Fund's financial highlights were audited by Ernst & Young LLP, Independent Registered Public Accounting Firm. The report of Ernst & Young LLP, along with the Funds' financial statements, is found in the Funds' Annual Report, which you may obtain upon request.


--------------------------------------------------------------------------------
Additional Information                 20                             Prospectus

                                                                             BALANCED FUND-PLANAHEAD CLASS
                                                                --------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                                --------------------------------------------------------
                                                                 2004       2003          2002      2001(DEG)    2000(B)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:                  -------    -------       -------    ---------    -------
Net asset value, beginning of period........................    $ 12.40    $ 10.81       $11.88      $ 12.08     $ 12.79
                                                                -------    -------       -------     -------     -------
Income from investment operations:
    Net investment income(AC)...............................       0.27       0.28(H)      0.41         0.51        0.53
    Net gains (losses) on securities (both realized and
      unrealized)(C)........................................       1.25       1.74(H)     (0.99)       (0.06)         --
                                                                -------    -------       -------     -------     -------
Total income (loss) from investment operations..............       1.52       2.02        (0.58)        0.45        0.53
                                                                -------    -------       -------     -------     -------
Less distributions:
    Dividends from net investment income....................      (0.30)     (0.43)       (0.41)       (0.65)      (0.46)
    Distributions from net realized gains on securities.....         --         --        (0.08)          --       (0.78)
                                                                -------    -------       -------     -------     -------
Total distributions.........................................      (0.30)     (0.43)       (0.49)       (0.65)      (1.24)
                                                                -------    -------       -------     -------     -------
Net asset value, end of period..............................    $ 13.62    $ 12.40       $10.81      $ 11.88     $ 12.08
                                                                =======    =======       =======     =======     =======
Total return................................................      12.44%     19.36%       (5.18)%       3.84%       4.88%
                                                                =======    =======       =======     =======     =======
Ratios and supplemental data:
    Net assets, end of period (in thousands)................    $21,571    $13,321       $10,561     $12,176     $11,643
    Ratios to average net assets (annualized):
        Expenses(C).........................................       0.93%      0.94%        0.90%        0.84%       0.90%
        Net investment income(C)............................       1.84%      2.40%        2.83%        3.29%       4.01%
    Portfolio turnover rate(F)..............................         62%        69%          84%         122%        121%



(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.



(B) GSB Investment Management, Inc. was removed as an investment advisor to the Balanced Fund on March 1, 2000.



(C) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Balanced Portfolio through February 28, 2002.



(D) On September 7, 2001, AMR Investment Services, Inc. assumed management of the fixed income portion of the Balanced Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.



(E) On October 9, 2001, Hotchkis and Wiley Capital Management, LLC assumed management of the equity portion of the Balanced Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.



(F) The Balanced Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.



(G) Independence Investment LLC was removed as an investment advisor to the Balanced Fund on November 30, 2000.



(H) For the year ended October 31, 2003, the net investment income and net gains (losses) on securities (both realized and unrealized) has been restated from
    0.36 and 1.66, respectively.



                                                                      LARGE CAP VALUE FUND-PLANAHEAD CLASS
                                                              -----------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------
                                                               2004       2003       2002      2001(B D)    2000(E)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:                -------    -------    -------    ---------    -------
Net asset value, beginning of period........................  $ 15.05    $ 12.09    $ 14.00     $ 15.40     $ 18.41
                                                              -------    -------    -------     -------     -------
Income from investment operations:
    Net investment income(AC)...............................     0.23       0.22(G)    0.25        0.26        0.60
    Net gains (losses) on securities (both realized and
      unrealized)(C)........................................     2.49       2.99(G)   (1.74)      (0.62)      (0.13)
                                                              -------    -------    -------     -------     -------
Total income (loss) from investment operations..............     2.72       3.21      (1.49)      (0.36)       0.47
                                                              -------    -------    -------     -------     -------
Less distributions:
    Dividends from net investment income....................    (0.23)     (0.25)     (0.25)      (0.55)      (0.43)
    Distributions from net realized gains on securities.....       --         --      (0.17)      (0.49)      (3.05)
                                                              -------    -------    -------     -------     -------
Total distributions.........................................    (0.23)     (0.25)     (0.42)      (1.04)      (3.48)
                                                              -------    -------    -------     -------     -------
Net asset value, end of period..............................  $ 17.54    $ 15.05    $ 12.09     $ 14.00     $ 15.40
                                                              =======    =======    =======     =======     =======
Total return................................................    18.26%     26.99%    (11.13)%     (2.47)%      4.56%
                                                              =======    =======    =======     =======     =======
Ratios and supplemental data:
    Net assets, end of period (in thousands)................  $51,489    $21,331    $15,941     $12,280     $11,507
    Ratios to average net assets (annualized):
        Expenses(C).........................................     0.94%      0.95%      0.93%       0.89%       0.84%
        Net investment income(C)............................     1.21%      1.57%      1.53%       1.54%       2.51%
    Portfolio turnover rate(F)..............................       29%        27%        34%         60%         58%



(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.



(B) On October 9, 2001, Hotchkis and Wiley Capital Management, LLC assumed management of the Large Cap Value Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.



(C) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Large Cap Value Portfolio through February 28, 2002.



(D) Metropolitan West Capital Management, LLC replaced Independence Investment LLC as an investment advisor to the Large Cap Value Fund on December 1, 2000.



(E) GSB Investment Management, Inc. was removed as an investment advisor to the Large Cap Value Fund on March 1, 2000.



(F) The Large Cap Value Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.



(G) For the year ended October 31, 2003, the net investment income and net gains (losses) on securities (both realized and unrealized) has been restated from
    0.10 and 3.11, respectively.


--------------------------------------------------------------------------------
Additional Information                 21                             Prospectus

                                  -- Notes --

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS IS FOUND IN THE DOCUMENTS LISTED BELOW. REQUEST A FREE COPY OF THESE DOCUMENTS BY CALLING 1-800-388-3344 OR YOU MAY ACCESS THEM ON THE FUNDS' WEBSITE AT WWW.AMERICANBEACONFUNDS.COM.

  ANNUAL REPORT/SEMI-ANNUAL REPORT                          STATEMENT OF ADDITIONAL INFORMATION ("SAI")
  The Funds' Annual and Semi-Annual Reports list each       The SAI contains more details about the Funds and their
  Fund's actual investments as of the report's date. They   investment policies. The SAI is incorporated in this
  also include a discussion by the Manager of market        Prospectus by reference (it is legally part of this
  conditions and investment strategies that significantly   Prospectus). A current SAI is on file with the
  affected the Funds' performance. The report of the        Securities and Exchange Commission (SEC).
  Funds' independent auditors is included in the Annual
  Report.

TO OBTAIN MORE INFORMATION ABOUT THE FUNDS OR TO REQUEST A COPY OF THE DOCUMENTS LISTED ABOVE:


(TELEPHONE GRAPHIC)         (MAILBOX GRAPHIC)                   (KEYBOARD GRAPHIC)                      (MOUSE GRAPHIC)
   BY TELEPHONE:                BY MAIL:                            BY E-MAIL:                          ON THE INTERNET:
Call 1-800-388-3344       American Beacon Funds         american beacon.funds@ambeacon.com            Visit our website at
                     4151 Amon Carter Blvd., MD 2450                                              www.americanbeaconfunds.com
                          Fort Worth, TX 76155                                                Visit the SEC website at www.sec.gov

The SAI and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, 450 5th Street NW, Washington, D.C. 20549-0102. The SAI and other information about the Funds may also be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

FUND SERVICE PROVIDERS:

    CUSTODIAN                    TRANSFER AGENT               INDEPENDENT REGISTERED       DISTRIBUTOR
    STATE STREET BANK            BOSTON FINANCIAL             PUBLIC ACCOUNTING FIRM       FORESIDE FUND SERVICES
      AND TRUST                    DATA SERVICES              ERNST & YOUNG LLP            Portland, Maine
    Boston, Massachusetts        Kansas City, Missouri        Chicago, Illinois

                          (AMERICAN BEACON FUNDS LOGO)
               (FORMERLY KNOWN AS THE AMERICAN AADVANTAGE FUNDS)

                            SEC File Number 811-4984

American Beacon Funds is a service mark of AMR Corporation. American Beacon Balanced Fund and American Beacon Large Cap Value Fund, are service marks of American Beacon Advisors, Inc. American AAdvantage Funds is a registered service mark of AMR Corporation.

                       STATEMENT OF ADDITIONAL INFORMATION

                       AMERICAN BEACON BALANCED FUND(SM)
                    AMERICAN BEACON LARGE CAP VALUE FUND(SM)

           (each individually, a "Fund" and collectively, the "Funds")

                               -- SERVICE CLASS --

                                  JUNE 1, 2005

      This Statement of Additional Information ("SAI") should be read in conjunction with a Service Class prospectus, dated June 1, 2005, (individually, a "Prospectus"), copies of which may be obtained without charge by calling (800) 388-3344 or by visiting the Funds' website at www.americanbeaconfunds.com. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current Prospectus.

      The American AAdvantage Funds' Annual Report to Shareholders for the period ended October 31, 2004 is supplied with this SAI, and the financial statements and accompanying notes appearing therein are incorporated by reference in this SAI.

                                TABLE OF CONTENTS

Organization and History of the Funds.............................      1
Non-Principal Investment Strategies and Risks.....................      2
Investment Restrictions...........................................      3
Temporary Defensive Position......................................      4
Portfolio Turnover................................................      4
Disclosure of Portfolio Holdings..................................      4
Trustees and Officers of the Trust................................      5
Code of Ethics....................................................     11
Proxy Voting Policies.............................................     11
Control Persons and 5% Shareholders...............................     11
Investment Advisory Agreements....................................     12
Management, Administrative and Distribution Services..............     13
Other Service Providers...........................................     14
Portfolio Managers................................................     14
Portfolio Securities Transactions.................................     18
Redemptions in Kind...............................................     19
Tax Information...................................................     19
Description of the Trust..........................................     22
Other Information.................................................     22
Appendix A: Proxy Voting Policy and Procedures for the Trust......    A-1

                      ORGANIZATION AND HISTORY OF THE FUNDS

      Each Fund is a separate investment portfolio of the American Beacon Funds (the "Trust"), a no-load, open-end management investment company organized as a Massachusetts business trust on January 16, 1987. Each Fund is diversified and constitutes a separate investment portfolio with a distinct investment objective and distinct purpose and strategy. Each Fund is comprised of multiple classes of shares designed to meet the needs of different groups of investors. This SAI relates to the Service Class of the Funds.

      Effective March 1, 2005, the Trust, the Funds and the Manager underwent a name change. The former and current names of each are listed below.


NAME PRIOR TO MARCH 1, 2005                 NAME AS OF MARCH 1, 2005
---------------------------                 ------------------------
American AAdvantage Funds                   American Beacon Funds
American AAdvantage Balanced Fund           American Beacon Balanced Fund

NAME PRIOR TO MARCH 1, 2005                 NAME AS OF MARCH 1, 2005
---------------------------                 ------------------------
American AAdvantage Large Cap Value Fund    American Beacon Large Cap Value Fund
AMR Investment Services, Inc.               American Beacon Advisors, Inc.

                  NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS

In addition to the investment strategies described in the Prospectus, each Fund may:

Invest up to 20% of its total assets in debt securities that are investment grade at the time of purchase, including obligations of the U.S. Government, its agencies and instrumentalities, corporate debt securities, mortgage-backed securities, asset-backed securities, master-demand notes, Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers' acceptances, commercial paper and other notes, and other debt securities. Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by all rating organizations rating that security, such as Standard & Poor's Ratings Services ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). Obligations rated in the fourth highest rating category are limited to 25% of each of these Funds' debt allocations. These Funds, at the discretion of the Manager or the applicable sub-advisor, may retain a debt security that has been downgraded below the initial investment criteria.

Each Fund may (except where indicated otherwise):

1. Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

2. Invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act"), or exemptive relief granted by the Securities and Exchange Commission ("SEC").

3. Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by a Fund exceeds 33 1/3% of its total assets (including the market value of collateral received). For purposes of complying with a Fund's investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law. For all Funds that engage in securities lending (except the Index Funds), the Manager receives compensation for administrative and oversight functions with respect to securities lending. The amount of such compensation depends on the income generated by the loan of the securities. A Fund continues to receive dividends or interest, as applicable, on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized.

4. Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by a Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager or the sub-advisors, as applicable, attempt to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

      5. Purchase securities in private placement offerings made in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("1933 Act"), and resold to qualified institutional buyers under Rule 144A under the 1933 Act ("Section 4(2) securities"). The Money Market Funds will not invest more than 10% (and the other Funds will not invest more than 15%) of their respective net assets in
Section 4(2) securities and illiquid securities unless the Manager or the sub-advisor, as applicable, determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the Trust's Board of Trustees ("Board"), that any Section 4(2) securities held by such Fund in excess of this level are at all times liquid.

                             INVESTMENT RESTRICTIONS

      Each Fund has the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

            Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that will be held by the Fund will be the Fund's interest in the investment company.

      In addition to the investment limitations noted in the Prospectus, the following nine restrictions have been adopted by each Fund and may be changed with respect to any such Fund only by the majority vote of that Fund's outstanding interests. "Majority of the outstanding voting securities" under the 1940 Act and as used herein means, with respect to the Fund, the lesser of (a) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the shares are present and represented at the shareholders' meeting or
(b) more than 50% of the shares of the Fund.

No Fund may:

      1. Purchase or sell real estate or real estate limited partnership interests, provided, however, that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectuses.

      2. Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

      3. Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, a Fund may be deemed an underwriter under federal securities law.

      4. Lend any security or make any other loan except (i) as otherwise permitted under the 1940 Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with a Fund's investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.

      5. Issue any senior security except as otherwise permitted (i) under the 1940 Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

      6. Borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

      7. Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Fund's total assets; or

      8. Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) municipalities and their agencies and authorities are not deemed to be industries.

      The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected.

      The following non-fundamental investment restrictions apply to each Fund and may be changed with respect to each Fund by a vote of a majority of the Board. No Fund may:

      1. Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

      2. Purchase securities on margin or effect short sales, except that a Fund may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities.

      Each Fund may invest up to 10% of its total assets in the securities of other investment companies to the extent permitted by law. In addition, pursuant to exemptive relief granted by the SEC, a Fund may invest up to 25% of its total assets in the aggregate of the Money Market Portfolio, Municipal Money Market Portfolio, and U.S. Government Money Market Portfolio of the American Beacon aster Trust (the "Money Market Portfolios"). A Fund may incur duplicate advisory or management fees when investing in another mutual fund.

                          TEMPORARY DEFENSIVE POSITION

      While assuming a temporary defensive position, a Fund may invest in cash or cash equivalent short-term investment grade obligations, including: obligations of the U.S. Government, its agencies and instrumentalities; corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, and bankers' acceptances; asset-backed securities; and repurchase agreements involving the foregoing obligations.

                               PORTFOLIO TURNOVER

      Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase a Fund's transaction costs and generate additional capital gains or losses.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Funds publicly disclose portfolio holdings information as follows:

      1 a complete list of holdings for each Fund on an annual and semi-annual basis in the reports to shareholders and publicly available filings of Form N-CSR with the SEC within sixty days of the end of each fiscal semi-annual period;

      2. a complete list of holdings for each Fund as of the end of its first and third fiscal quarters in publicly available filings of Form N-Q with the SEC within sixty days of the end of the fiscal quarter;

      3. a complete list of holdings for each Fund as of the end of each month on the Funds' website (www.americanbeaconfunds.com) approximately thirty days after the end of the month; and

      4. top ten holdings for each Fund as of the end of each calendar quarter on the Funds' website and in sales materials approximately thirty days after the end of the calendar quarter.


      Occasionally, certain interested parties - including individual investors, institutional investors, intermediaries that distribute shares of the Funds, third-party service providers, rating and ranking organizations, and others - may request portfolio holdings information that has not yet been publicly disclosed by the Funds. As a policy, the Funds control the disclosure of nonpublic portfolio holdings information in an attempt to prevent parties from utilizing such information to engage in trading activity harmful to Fund shareholders. To this end, the Board has adopted a Policy and Procedures for Disclosure of Portfolio Holdings Information (the "Holdings Policy"). The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. In general, nonpublic portfolio holdings may be disclosed on a selective basis only where it is determined that (i) there is a legitimate business purpose for the information, (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders.



Third Party Service Providers. The Funds have ongoing arrangements with third party service providers that require access to holdings to provide services necessary to the Funds' operations ("service providers"). These service providers routinely receive complete portfolio holdings information prior to the public disclosure of such information. The service providers have a duty to keep the Funds' nonpublic information confidential either through written contractual arrangements with the Manager or the Funds or by the nature of their role with respect to the Funds. The Funds have determined that selective and complete disclosure of holdings information to the following service providers fulfills a legitimate business purpose and is in the best interest of shareholders: State Street Bank and Trust Company ("State Street") and Ernst & Young LLP. State Street serves as the Trust's custodian, fund accountant, securities lending agent, and pricing agent. State Street has access to complete Fund holdings on a daily basis with no lag. Ernst & Young LLP serves as the independent registered public accounting firm for the Trust and receives complete Fund holdings on a semiannual basis within a few business days of the end of each Fund's fiscal semiannual period.



Rating and Ranking Organizations. The Funds have ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the Funds. The Funds have determined that selective and complete disclosure of holdings information to rating and ranking organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Funds in comparison to other mutual funds. The Funds have the following arrangements with rating and ranking organizations for periodic disclosure of holdings and other related portfolio information:



Organization                            Frequency of Disclosure       Lag
------------                            -----------------------       ---
Bloomberg                               Quarterly                     Day following disclosure on Funds' website
Lipper/Reuters                          Monthly                       5 business days
Morningstar                             Monthly                       Day following disclosure on Funds' website
Standard & Poor's Ratings Services      Monthly                       2 business days
Thomson Financial Research              Quarterly                     Day following disclosure on Funds' website


      The rating and ranking organizations receiving holdings information prior to disclosure on the Funds' website have provided written assurances that they will keep the information confidential and will not trade based on the information. For those rating and ranking organizations that have not provided such assurances, the Funds withhold disclosure of holdings information until the day following disclosure on the Funds' website.


Other Disclosure. Selective disclosure of nonpublic portfolio holdings information to parties other than rating and ranking organizations or service providers must meet all of the following conditions:


      1. Recipients of portfolio holdings information must agree in writing to keep the information confidential and not to trade based on the information;

      2.    Holdings may only be disclosed as of a month-end date;

      3. No compensation may be paid to the Funds, the Manager or any other party in connection with the disclosure of information about portfolio securities; and

      4. A member of the Manager's Compliance Department must approve requests for holdings information.



      In determining whether to approve a request for portfolio holdings disclosure, the Compliance Department shall consider the type of requestor and its relationship to the Funds, the stated reason for the request, any historical pattern of requests from that same individual or entity, the style of the Fund for which holdings have been requested (e.g. passive versus active management), and any other factors it deems relevant. In its analysis, the Compliance Department shall attempt to uncover any apparent conflict between the interests of Fund shareholders on the one hand and those of the Manager or any affiliated person of the Fund on the other. For example, the Compliance Department will inquire whether the Manager has entered into any special arrangements with the requestor to share confidential portfolio holdings information in exchange for a substantial investment in the Funds or other products managed by the Manager. Any potential conflicts between shareholders and affiliated persons of the Funds that arise as a result of a request for portfolio holdings information shall be decided by the Manager in the best interests of shareholders. However, if a conflict exists between the interests of shareholders and the Manager, the Manager will present the details of the request to the Board who will either approve or deny the request. On a quarterly basis, the Manager will prepare a report for the Board outlining the requests for selective disclosure and any violations of the Holdings Policy during the period.


      The Compliance Department will determine whether a historical pattern of requests by the same individual or entity constitutes an "ongoing arrangement" and thus requires disclosure in the SAI.

                       TRUSTEES AND OFFICERS OF THE TRUST

      The Board provides broad supervision over the Trust's affairs. The Manager is responsible for the management of Trust assets, and the Trust's officers are responsible for the Trust's operations. The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds.

                                  POSITION, TERM OF
                                OFFICE AND LENGTH OF
NAME, AGE AND ADDRESS         TIME SERVED WITH THE TRUST    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND CURRENT DIRECTORSHIPS
---------------------         --------------------------    ---------------------------------------------------------------------
INTERESTED TRUSTEES

                                        Term
                                Lifetime of Trust
                                 until removal,
                                 resignation or
                                   retirement*

William F. Quinn** (57)         Trustee and President       President(1986-Present) and Director (2001-Present), American Beacon
                                      since 1987            Advisors, Inc.; Chairman (1989-2003) and Director (1979-1989,
                                                            2003-Present), American Airlines Federal Credit Union; Director,
                                                            Crescent Real Estate Equities, Inc. (1994-Present); Director,
                                                            Pritchard, Hubble & Herr, LLC (investment advisor) (2001-Present);
                                                            Director of Investment Committee, Southern Methodist University
                                                            Endowment Fund (1996-Present); Member of Advisory Board, Southern
                                                            Methodist University Cox School of Business (1999-2002); Member of
                                                            Pension Manager Committee, New York Stock Exchange (1997-1998,
                                                            2000-2002); Vice Chairman, Committee for the Investment of Employee
                                                            Benefits (2004-Present); Chairman of Defined Benefit Sub-Committee,
                                                            Committee for the Investment of Employee Benefits (1982-2004);
                                                            Director, United Way of Metropolitan Tarrant County (1988-2000,
                                                            2004-Present); Trustee, American Beacon Mileage Funds
                                                            (1995-Present); Trustee, American Beacon Select Funds
                                                            (1999-Present); Trustee, American Beacon Master Trust (1995-Present).

Alan D. Feld** (68)              Trustee since 1996         Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (law firm)
                                                            (1960-Present); Director, Clear Channel Communications (1984-Present);
                                                            Trustee, CenterPoint Properties (1994-Present); Trustee, American
                                                            Beacon Mileage Funds (1996-Present); Trustee, American Beacon Select
                                                            Funds (1999-Present); Trustee, American Beacon Master Trust
                                                            (1996-Present).

NON-INTERESTED TRUSTEES

                                      Term
                                Lifetime of Trust
                                 until removal,
                                 resignation or
                                   retirement*

W. Humphrey Bogart (60)          Trustee since 2004         Consultant, New River Canada Ltd. (mutual fund servicing company)
                                                            (1998-2003); Board Member, Baylor University Medical Center
                                                            Foundation (1992-2004); Trustee, American Beacon Mileage Funds
                                                            (2004-Present); Trustee, American Beacon Select Funds
                                                            (2004-Present); Trustee, American Beacon Master Trust
                                                            (2004-Present).

Brenda A. Cline (44)             Trustee since 2004         Vice President, Chief Financial Officer, Treasurer and Secretary,
                                                            Kimbell Art Foundation (1993-Present); Trustee, Texas Christian
                                                            University (1998-Present); Trustee, W.I. Cook Foundation, Inc. (d/b/a
                                                            Cook Children's Health Foundation) (2001-Present); Trustee, American
                                                            Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select
                                                            Funds (2004-Present); Trustee, American Beacon Master Trust
                                                            (2004-Present).

Richard A. Massman (61)          Trustee since 2004         Senior Vice President and General Counsel, Hunt Consolidated, Inc.
                                                            (holding company engaged in energy, real estate, farming, ranching and venture capital activities) (1994-Present); Trustee, American Beacon
                                                            Mileage Funds (2004-Present); Trustee, American Beacon Select Funds
                                                            (2004-Present); Trustee, American Beacon Master Trust (2004-Present).

Stephen D. O'Sullivan (69)       Trustee since 1987         Consultant (1994-Present); Trustee, American Beacon Mileage Funds
                                                            (1995-Present); Trustee, American Beacon Select Funds (1999-Present);
                                                            Trustee, American Beacon Master Trust (1995-Present).

R. Gerald Turner (59)            Trustee since 2001         President, Southern Methodist University (1995-Present);
225 Perkins Admin. Bldg.                                    Director, ChemFirst (1986-2002); Director, J.C. Penney
Southern Methodist Univ.                                    Company, Inc. (1996-Present); Director, California Federal
Dallas,Texas 75275                                          Preferred Capital Corp. (2001-2003); Director, Kronus
                                                            Worldwide Inc. (chemical manufacturing) (2003-Present);
                                                            Director, First Broadcasting Investment Partners, LLC
                                                            (2003-Present); Member, United Way of Dallas Board of
                                                            Directors; Member, Salvation Army of Dallas Board of
                                                            Directors; Member, Methodist Hospital Advisory Board; Member,
                                                            Knight Commission on Intercollegiate Athletics; Trustee,
                                                            American Beacon Mileage Funds (2001-Present); Trustee,
                                                            American Beacon Select Funds (2001-Present); Trustee, American
                                                            Beacon Master Trust (2001-Present).

                                  POSITION, TERM OF
                                OFFICE AND LENGTH OF
NAME, AGE AND ADDRESS         TIME SERVED WITH THE TRUST    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND CURRENT DIRECTORSHIPS
---------------------         --------------------------    ---------------------------------------------------------------------
NON-INTERESTED TRUSTEES
(CONTINUED)

Kneeland Youngblood (49)        Trustee since 1996          Managing Partner, Pharos Capital Group, LLC (a private equity
100 Crescent Court              Chairman since 2005         firm) (1998-Present); Director, Burger King Corporation
Suite 1740                                                  (2004-Present); Trustee, The Hockaday School (1997-Present);
Dallas, Texas 75201                                         Director, Starwood Hotels and Resorts (2001-Present); Member,
                                                            Council on Foreign Relations (1995-Present); Director, Just
                                                            For the Kids (1995-2001); Director, L&B Realty Advisors
                                                            (1998-2000); Trustee, Teachers Retirement System of Texas
                                                            (1993-1999); Director, Starwood Financial Trust (1998-2001);
                                                            Trustee, St. Mark's School of Texas (2002-Present); Trustee,
                                                            American Beacon Mileage Funds (1996-Present); Trustee,
                                                            American Beacon Select Funds (1999-Present); Trustee, American
                                                            Beacon Master Trust (1996-Present).

OFFICERS

                                        Term
                                      One Year

Brian E. Brett (44)                 VP since 2004           Vice President, Director of Sales, American Beacon Advisors, Inc.
                                                            (2004-Present); Regional Vice President, Neuberger Berman, LLC
                                                            (investment advisor) (1996-2004).

Nancy A. Eckl (42)                  VP since 1990           Vice President, Trust Investments, American Beacon Advisors, Inc.
                                                            (1990-Present).

Michael W. Fields (51)              VP since 1989           Vice President, Fixed Income Investments, American Beacon Advisors,
                                                            Inc. (1988-Present).

Barry Y. Greenberg (41)           VP since 1995 and         Vice President, Legal, Compliance and Administration, American Beacon
                                Secretary since 2004        Advisors, Inc. (1995-Present); Director, Pritchard, Hubble & Herr, LLC
                                                            (investment advisor) (2004-Present).

Rebecca L. Harris (38)          Treasurer since 1995        Vice President, Finance, American Beacon Advisors, Inc. (1995-Present).

John B. Roberson (46)               VP since 1989           Vice President, Client Relations & Special Projects, American Beacon
                                                            Advisors, Inc. (2004-Present); Vice President, Director of Sales,
                                                            American Beacon Advisors, Inc. (1991-2004); Director, Pritchard,
                                                            Hubble & Herr, LLC (investment advisor) (2001-Present).

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 70, with the exception of Messrs. Quinn and O'Sullivan.

** Messrs. Quinn and Feld are deemed to be "interested persons" of the Trust, as defined by the 1940 Act. Mr. Quinn is President of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP ("Akin, Gump") has provided legal services within the past two years to one or more of the Trust's sub-advisors.

      The Trust has an Audit Committee, consisting of Ms. Cline and Messrs. Bogart, Feld, Massman, O'Sullivan, Turner, and Youngblood. Except for Mr. Feld, the members of the committee are not "interested persons" of either Trust, as defined by the 1940 Act. As set forth in its charter, the primary duties of each Trust's Audit Committee are: 1) to recommend to the Board auditors to be retained for the next fiscal year, 2) to meet with the Trust's independent auditors as necessary, 3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by the Manager or the auditors,
4) to review the fees charged by the auditors for audit and non-audit services,
5) to investigate improprieties or suspected improprieties in Fund operations,
6) to review the findings of SEC examinations and consult with the Manager on appropriate responses, and 7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee met two times during the fiscal year ended October 31, 2004 and once during the fiscal year ended December 31, 2004.

      The Trust also has a Nominating Committee that is comprised of the non-interested Trustees and Mr. Feld. As set forth in its charter, the Nominating Committee's primary duties are to 1) evaluate the qualifications of potential Interested and Non-Interested Trustees, 2) establish policies and procedures for the review of shareholder-recommended nominees, 3) make recommendations to the full Board for membership on Board committees, and 4) review the Board's committee structure and duties. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Funds. The Nominating Committee met once during the fiscal years ended October 31 and December 31, 2004.

      The Trustees who owned shares of either Fund are listed in the following tables with the dollar range of their ownership in such Fund(s) and the Trust as a whole as of the calendar year ended December 31, 2004.

                                                    INTERESTED
                                          -----------------------------
                                              QUINN           FELD
                                              -----           ----
BALANCED                                  Over $100,000       None
LARGE CAP VALUE                           Over $100,000       None
  TRUST ON AN AGGREGATE BASIS             Over $100,000   Over $100,000

                                                                 NON-INTERESTED
                                       --------------------------------------------------------------------------
                                       BOGART      CLINE     MASSMAN     O'SULLIVAN       TURNER       YOUNGBLOOD
                                       ------      -----     -------     ----------       ------       ----------
BALANCED                                None        None     $10,001-       None            None       $1-$10,000
                                                             $50,000
LARGE CAP VALUE                         None        None       None      $   10,001-        None         None
                                                                         $   50,000
    TRUST ON AN AGGREGATE BASIS       $10,001-    $10,001-   $ 10,001-       Over           Over       $1-$10,000
                                      $50,000     $50,00     $  50,00    $  100,000     $  100,000

      During the two most recently completed calendar years, Akin, Gump provided legal services to American Airlines, Inc., an affiliate of the Manager. Mr. Feld has advised the Trust that, during this period, he had no material involvement in the services provided by Akin, Gump to American Airlines, Inc., that he received no material benefit in connection with these services, and that Akin, Gump did not provide legal services to the Manager or AMR Corporation during this period.

      Prior to June 14, 2004, Mr. Massman was a trustee of the Fidelity Pension Trust, a qualified employee benefit trust established by Hunt Consolidated, Inc. Some of the separate accounts managed, on a discretionary basis, by investment managers for the benefit of the Fidelity Pension Trust, as well as other private trusts for which Mr. Massman, prior to June 14, 2004, served as trustee, have held shares of stock in Legg Mason, Inc. and possibly other entities affiliated with certain sub-advisors of the Trust.

      As compensation for their service to the Trust, the American Beacon Mileage Funds, the American Beacon Select Funds and the American Beacon Master Trust (collectively, the "Trusts"), Mr. Feld and the non-interested Trustees (other than Mr. O'Sullivan) and their spouses receive free air travel from American Airlines, Inc., an affiliate of the Manager. The Trusts pay American Airlines, Inc. the flight service charges incurred for these travel arrangements. The Trusts compensate each Trustee with payments in an amount equal to the Trustees' income tax on the value of this free airline travel. Mr. O'Sullivan, as a retiree of American Airlines, Inc., already receives flight benefits. Mr. O'Sullivan receives an annual retainer of $40,000, plus $1,250 for each Board meeting attended. Trustees are also reimbursed for any expenses incurred in attending Board meetings. These amounts (excluding reimbursements) are reflected in the following table for the fiscal year ended October 31, 2004. The compensation amounts below include the flight service charges paid by the Trusts to American Airlines, Inc.

                                    Aggregate         Pension or Retirement         Total Compensation
                                Compensation From   Benefits Accrued as Part of        From the Trusts
Name of Trustee                     the Trust          the Trust's Expenses             (27 funds)
----------------------          -----------------   --------------------------      ------------------
                                            INTERESTED TRUSTEES
William F. Quinn                     $     0                 $  0                        $     0
Alan D. Feld                         $12,759                 $  0                        $32,579

                                          NON-INTERESTED TRUSTEES
W. Humphrey Bogart*                  $ 2,999                 $  0                        $ 7,657
Brenda A. Cline*                     $ 6,377                 $  0                        $16,283
Ben Fortson**                        $ 1,882                 $  0                        $ 4,805
Richard A. Massman*                  $ 4,788                 $  0                        $12,226
Stephen D. O' Sullivan               $17,624                 $  0                        $45,000
R. Gerald Turner                     $ 4,948                 $  0                        $12,634
Kneeland Youngblood                  $11,243                 $  0                        $28,707

*     Mr. Bogart, Ms. Cline and Mr. Massman were elected as Trustees in August
      2004.

** Mr. Fortson retired from the Trust effective February 28, 2002. He now serves as Trustee Emeritus.

      The Board has adopted an Emeritus Trustee and Retirement Plan. The Plan provides that a Trustee who has reached the age of 70 is eligible to elect Trustee Emeritus status. Alternately, a Trustee who has served on the Board of one or more Trusts for at least 5 years may elect to retire from the Boards at an earlier age and immediately assume Trustee Emeritus status. A person may serve as a Trustee Emeritus and receive related retirement benefits for a period up to a maximum of 10 years. Only those Trustees who retire from the Boards and elect Trustee Emeritus status may receive retirement benefits under the Plan. A Trustee Emeritus must commit to provide certain ongoing services and advice to the Board members and the Trusts; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds. Ben Fortson currently serves as Trustee Emeritus to the Trusts.

      During the term that the Trustee Emeritus serves, each Trustee Emeritus and his or her spouse will receive American Airlines, Inc. annual flight benefits plus reimbursement to the Trustee Emeritus of any tax liability relating to such flights during the term that such person serves as a Trustee Emeritus. Such flight benefits, including the taxes that are payable with respect to such benefits, shall not exceed a maximum annual value to the Trustee Emeritus of $40,000.

RENEWAL OF MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS

      At their February 23, 2005 meeting, the Trustees considered the renewal of the existing Management Agreement between the Manager and the Funds and each Investment Advisory Agreement between the Funds and the sub-advisors. As part of the renewal process, legal counsel to the Trusts and the independent Trustees sent information request letters to the Manager and each sub-advisor seeking certain relevant information. The responses by the Manager and sub-advisors were provided to the Trustees for their review prior to their meeting, and the Trustees were provided with the opportunity to request any additional materials.

      The Trustees considered, among other materials, responses by the Manager and the sub-advisors to inquiries requesting:

   - a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

   - a copy of the firm's most recent audited or unaudited financial statements as well as Parts I and II of its Form ADV;

   - a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

   - a comparison of the performance of that portion of Fund assets managed by each firm with performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any remedial measures if the firm's performance was materially below that of the peer group;

   - a cost/profitability analysis of the firm and any actual or anticipated economies of scale in relation to the services it provides to the Funds, if available;

   - an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

   - an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

   - a description of the scope of portfolio management services provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies;

   - a description of the personnel who are assigned primary responsibility for managing the Fund, including any changes during the past year;

   - a description of the basis upon which portfolio managers are compensated, including any "incentive" arrangements;

   - a discussion regarding the firm's participation in "soft dollar" arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the firm's methodology for obtaining the most favorable execution and the use of any affiliated broker-dealers;

   - a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

   - a discussion of the firm's compliance program with regard to federal, state, corporate and Fund requirements;

   - information regarding the firm's code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto;

   -  a description of the firm's affiliation with any broker-dealer;

   - a discussion of any anticipated change in the firm's controlling persons; and

   - verification of the firm's insurance coverage with regards to the services provided to the Funds.

      In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:

   - a table comparing the performance of each Fund to appropriate indices, including comments on the relative performance of each sub-advisor and each Fund versus comparable indices;

   - a discussion of any underperformance by a sub-advisor relative to its peer group and whether (and if so, why) such sub-advisor should have its contract renewed;

   -  a table detailing the Manager's profitability with respect to each Fund;

   -  an analysis of any material complaints received from Fund shareholders;

   -  a discussion of the Manager's compliance program;

   - a description of the Manager's securities lending practices and the fees received from such practices;

   - a description of the portfolio turnover rate and average execution costs for each Fund and each sub-advisor to a Fund;

   - a discussion of whether the Manager receives, with respect to trade execution for the Funds, other special compensation, including any payment for order flow;

   - a description of how expenses that are not readily identifiable to a particular Fund are allocated; and

   -  any ideas for the future growth and efficient operation of the Funds.

      The Trustees were also provided with an analysis provided by Lipper, Inc., which compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds, and (iii) each Fund's investment advisory fees versus comparable mutual funds.

      Legal counsel provided the Trustees with a memorandum detailing their responsibilities pertaining to the renewal of the Management and Investment Advisory Agreements. This memorandum explained the regulatory requirements surrounding the Trustees' process for evaluating investment advisors and the terms of the contracts.

CONSIDERATIONS WITH RESPECT TO ALL FUNDS

      In determining whether to approve the continuance of the Management Agreement and each Investment Advisory Agreement, the Trustees considered the best interests of each Fund separately. In each instance, the Trustees considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of the Fund and the investment advisor; (3) the Manager's or sub-advisor's cost for providing the services and the profitability of the advisory business to the Manager or sub-advisor; (4) the extent to which economies of scale have been taken into account in setting the fee schedule; and (5) whether fee levels reflect these economies of scale for the benefit of Fund investors. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the material submitted in support of the renewal.

      With respect to the renewal of the Management Agreement, the Trustees considered: the Manager's ability to retain key investment personnel and to provide consistent performance and an active client service program; the Manager's goal to continue to provide consistent above average long-term performance at low cost; the continuing efforts by the Manager to add new Funds so as to enhance the Trusts' product line; the Manager's record in building improved compliance, control and credit functions that reduce risks to the Funds; the addition of personnel to manage the Funds, promote sales and improve services; and the active role played by the Manager in monitoring and, as appropriate, recommending replacements for the investment sub-advisors and master portfolios.

      With respect to the renewal of the Investment Advisory Agreements, the Trustees noted that, in many cases, the Manager has negotiated the lowest sub-advisory fee a sub-advisor charges for any comparable client accounts. Where applicable, for purposes of determining the fee charged to the Funds, the fee schedule to each Investment Advisory Agreement specifies that all other assets managed by a sub-advisor on behalf of AMR Corporation and its pensions plans shall be considered. Thus, the Funds are able to receive the lowest possible fee due to economies of scale resulting from the sub-advisor's management of a larger pool of assets.


ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE BALANCED FUND



      In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Balanced Fund outperformed its benchmark indices for the one, five- and ten-year periods ended December 31, 2004, even though the Manager slightly underperformed its benchmark index with respect to the portion of fixed income Fund assets allocated to it; (2) the expense ratio of the Institutional Class of Fund shares was lower than the industry average; and (3) the Trustees deemed the profit made by the Manager on the services it provided to the Fund to be reasonable in light of the fact that the Manager provides high-quality services at a low cost to investors, manages a portion of the Fund's assets, allocates the Fund's assets among sub-advisors, monitors and evaluates the performance of the Fund's three sub-advisors, and provides a comprehensive compliance program for the Fund.

      In considering the renewal of the Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow"), Brandywine Asset Management, LLC ("Brandywine") and Hotchkis and Wiley Capital Management, LLC ("Hotchkis"), the Trustees considered the following additional factors: (1) Barrow, Brandywine and Hotchkis each either equaled or outperformed on a short-term and long-term basis their benchmark indices with respect to its allocated portion of the Fund's assets; (2) each sub-advisor represented that it did not charge a lower fee rate for any comparable client accounts; (3) for purposes of calculating the fee rates chargeable to the Fund, each sub-advisor agreed to take into account all other assets AMR Corporation and its subsidiaries and affiliated entities under management by the sub-advisor (except for assets managed by Barrow under the HALO Bond Program); and (4) the Manager's recommendation to continue to retain each sub-advisor.



Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and the sub-advisors under the Management and Investment Advisory Agreements are fair and reasonable, (2) determined that the Balanced Fund and its shareholders would benefit from the Manager's and sub-advisors' continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Balanced Fund.



ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE LARGE CAP VALUE
FUND


      In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Large Cap Value Fund outperformed its peer group and benchmark indices for the short and long-term periods ended December 31, 2004; (2) the expense ratio of the Institutional Class of Fund shares was lower than the industry average; and (3) the Trustees deemed the profit made by the Manager on the services it provided to the Fund to be reasonable in light of the fact that the Manager provides high-quality services at a low cost to investors, allocates the Fund's assets among sub-advisors, monitors and evaluates the performance of the Fund's four sub-advisors, and provides a comprehensive compliance program for the Fund.

      In considering the renewal of the Investment Advisory Agreements with Barrow, Brandywine, Hotchkis and MetWest, the Trustees considered the following additional factors: (1) each sub-advisor, except for Brandywine, outperformed its benchmark index for the year with respect to its allocated portion of the Fund's assets; (2) although Brandywine underperformed its benchmark index for the most recent one-year period, it has outperformed for the longer periods; (3) each sub-advisor represented that it did not charge a lower fee rate for any comparable client accounts; (4) for purposes of calculating the fee rates chargeable to the Fund, each sub-advisor agreed to take into account all other assets of AMR Corporation and its subsidiaries and affiliated entities under management by the sub-advisor; and (5) the Manager's recommendation to continue to retain each sub-advisor.


      Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and the sub-advisors under the Management and Investment Advisory Agreements are fair and reasonable, (2) determined that the Large Cap Value Fund and its shareholders would benefit from the Manager's and sub-advisors' continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Large Cap Value Fund.


                                 CODE OF ETHICS

      The Manager, the Trust and the sub-advisors have each adopted a Code of Ethics ("Code") under Rule 17j-1 of the 1940 Act. Each Code significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase or sale by any Fund. In addition, the Manager's and Trust's Codes require employees to report trades in shares of the Trusts. Each Code is on public file with, and may be obtained from, the SEC.

                              PROXY VOTING POLICIES

      From time to time, the Funds may own a security whose issuer solicits a proxy vote on certain matters. The Trusts have adopted a Proxy Voting Policy and Procedures (the "Policy") that sets forth guidelines and procedures designed to ensure that the Manager and sub-advisors vote such proxies in the best interests of Fund shareholders. The Policy includes procedures to address potential conflicts of interest between the Funds' shareholders and the Manager, the sub-advisors or their affiliates. Please see Appendix A for a copy of the Policy. Each Fund's proxy voting record for the most recent year ended June 30 will be available as of August 31 of each year upon request and without charge by calling 1-800-967-9009 or by visiting the SEC's website at http://www.sec.gov. The proxy voting record can be found in Form N-PX on the SEC's website.

                       CONTROL PERSONS AND 5% SHAREHOLDERS

      The following entities or persons may be deemed to control certain Funds by virtue of their ownership of more than 25% of the outstanding shares of a Fund as of April 30, 2005. The actions of an entity or person that controls a Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over that Fund or large redemptions by a control person could cause a Fund's other shareholders to pay a higher pro rata portion of the Fund's expenses.


American Beacon Balanced Fund
-----------------------------
Employee Benefit Plans of AMR Corporation and its subsidiary companies.....   92%
4333 Amon Carter Boulevard
Fort Worth, TX  76155

American Beacon Large Cap Value Fund
------------------------------------
Employee Benefit Plans of AMR Corporation and its subsidiary companies......    74%
4333 Amon Carter Boulevard
Fort Worth, TX  76155


      As of June 1, 2005, the Manager owned 100% of the shares of the Service Class of each Fund. All Trustees and officers as a group own less than 1% of the outstanding shares of any of the Funds. In addition, the following persons owned 5% or more of the outstanding shares of a Fund as of April 30, 2005:


Large Cap Value Fund                                        Total Fund
--------------------                                        ----------
National Financial Services Corp.*                             11%*
   P.O. Box 3908
   New York, NY  10163-3908


*Denotes record owner of Fund shares only

                         INVESTMENT ADVISORY AGREEMENTS

      The Funds' sub-advisors are listed below with information regarding their controlling persons or entities. According to the 1940 Act, a person or entity with control with respect to an investment advisor has "the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company." Persons and entities affiliated with each sub-advisor are considered affiliates for the portion of Fund assets managed by that sub-advisor.

                                                                                                        Nature of Controlling
Sub-Advisor                                       Controlling Person/Entity       Basis of Control    Person/Entity's Business
------------------------------------------   -----------------------------------  ----------------    ------------------------
Barrow, Hanley, Mewhinney & Strauss, Inc.    Old Mutual Asset Managers (US) LLC      Parent Co.           Financial Services
Brandywine Asset Management, LLC                      Legg Mason, Inc.               Parent Co.           Financial Services
Hotchkis and Wiley Capital Management, LLC           HWCap Holdings, LLC           Majority Owner         Financial Services
                                             Stephens Group Inc. and affiliates    Minority Owner         Financial Services
Metropolitan West Capital Management, LLC      Principals of Metropolitan West     Majority Owners        Financial Services
                                                   Capital Management, LLC

      Prior to March 1, 2002, the Funds invested all of their investable assets in a corresponding portfolio of the American Beacon Master Trust. Accordingly, the sub-advisors to the Funds received a fee on behalf of the portfolio, and not the corresponding Fund, prior to March 1, 2002. The following table reflects the fees paid to the sub-advisors from the portfolios or Funds (as applicable) for the fiscal years ended October 31, 2002, 2003 and 2004:

                                                 Investment Advisory      Investment Advisory       Investment Advisory
Sub-Advisor                                         Fees for 2002             Fees for 2003             Fees for 2004
------------------------------------------       -------------------      -------------------       -------------------
Barrow, Hanley, Mewhinney & Strauss, Inc.          $      778,442            $      645,840            $      756,182
Brandywine Asset Management, LLC                   $      918,181            $      743,879            $      869,708
Hotchkis and Wiley Capital Management, LLC         $      750,863            $      652,616            $      731,473
Metropolitan West Capital Management, LLC          $      159,557            $      149,995            $      212,887

      Each Investment Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund on no less than thirty (30) days' nor more than sixty (60) days' written notice to the sub-advisor, or by the sub-advisor upon sixty (60) days' written notice to the Trust. The Investment Advisory Agreements will continue in effect provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders.

      Prior to March 1, 2005, SWS Financial Services, Inc., located at 1201 Elm Street, Dallas, Texas 75270, was the distributor and principal underwriter of the Funds' shares, and, as such, received an annual fee of $50,000 from the Manager for distributing shares of the Trust, the American Beacon Mileage Funds and the American Beacon Select Funds. As of March 1, 2005, Foreside Fund Services, LLC, located at Two Portland Square, 1st Floor, Portland, Maine 04101, is the distributor and principal underwriter of the Funds' shares, and, as such, receives a fee from the Manager for distributing the shares of the Trust, the American Beacon Mileage Funds and the American Beacon Select Funds.

              MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION SERVICES

      The Manager is a wholly owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc., and is paid a management fee as compensation for paying investment advisory fees and for providing the Trust with advisory and asset allocation services. Pursuant to management and administrative services agreements, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trusts' operations. This includes:

            -     complying with reporting requirements;

            -     corresponding with shareholders;

            - maintaining internal bookkeeping, accounting and auditing services and records; and

            - supervising the provision of services to the Trusts by third parties.

      In addition to its oversight of the sub-advisors, the Manager invests the portion of all Fund assets that the sub-advisors determine to be allocated to high quality short-term debt obligations.

      The Funds are responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of each Fund's tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Funds' existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of non-interested Trustees; insurance and fidelity bond premiums; fees paid to consultants providing reports regarding adherence by sub-advisors to the investment style of a Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the sub-advisors; and any extraordinary expenses of a nonrecurring nature.

      The following amounts represent management fees paid to the Manager based on total Fund assets, including classes of shares not included in this SAI. Management fees for the Funds for fiscal years ended October 31 were approximately as follows: 2002, $4,073,000, of which approximately $2,715,000 was paid by the Manager to the other sub-advisors; 2003, $3,417,000, of which approximately $2,317,000 was paid by the Manager to the other sub-advisors; and 2004, $4,033,000, of which approximately $2,684,000 was paid by the Manager to the other sub-advisors.

      In addition to the management fee, the Manager is paid an administrative services fee for providing administrative and management services (other than investment advisory services) to the Funds. Administrative services fees for the Funds for fiscal years ended October 31 were approximately as follows: 2002, $448,000; 2003, $150,000; and 2004, $224,000.

      The Manager (or another entity approved by the Board) under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, is paid up to 0.25% per annum of the average daily net assets of the Service Class of each Fund for distribution-related services, including expenses relating to selling efforts of various broker-dealers, transfer agency fees and the preparation and distribution of Service Class advertising material and sales literature. The Manager will receive these fees regardless of the amount of the Manager's actual expenses related to distribution efforts on behalf of the Service Class. Thus, the Manager may realize a profit or a loss based upon its actual distribution-related expenditures for the Service Class. The Manager anticipates that the distribution plan will benefit shareholders by providing broader access to the Funds through broker-dealers and other financial intermediaries who require compensation for their expenses in order to offer shares of the Funds.

      The Manager receives compensation for administrative and oversight functions with respect to securities lending of the Funds. Fees received by the Manager from securities lending for the fiscal years ended October 31 were approximately as follows: 2002, $37,000; 2003, $14,000; and 2004, $21,000.


      The Service Class has adopted a Service Plan (the "Plan"). The Plan provides that each Fund's Service Class will pay 0.25% per annum of its average daily net assets to the Manager (or another entity approved by the Board). The Manager or these approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of Service Class shares including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees, which are included as part of a Fund's "Other Expenses" in the Table of Fees and Expenses in the Prospectus, will be payable monthly in arrears without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the entity for the services provided pursuant to the Plan. Thus, the Manager may realize a profit or a loss based upon its actual servicing-related expenditures for the Service Class. The primary expenses expected to be incurred under the Plan are transfer agency fees and servicing fees paid to financial intermediaries such as plan sponsors and broker-dealers.

      The Manager may contractually agree from time to time to waive fees and/or reimburse expenses for the Funds in order to maintain competitive expense ratios for the Funds. In July of 2003, the Board approved a policy whereby the Manager may seek repayment for such fee waivers and expense reimbursements. Under the policy, the Manager can be reimbursed by a Fund for any contractual or voluntary fee waivers or expense reimbursements made on or after July 10, 2003 only if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Fund's Total Annual Fund Operating Expenses to exceed the previously agreed upon contractual expense limit.

                             OTHER SERVICE PROVIDERS

      State Street, located in Boston, Massachusetts, is the transfer agent for the Trust and provides transfer agency services to Fund shareholders through its affiliate Boston Financial Data Services, located in Kansas City, Missouri. State Street also serves as custodian for the Funds. In addition to its other duties as custodian, pursuant to instructions given by the Manager, State Street invests certain excess cash balances of the Funds in various futures contracts. The independent registered public accounting firm for the Funds is Ernst & Young LLP, Chicago, Illinois.

                               PORTFOLIO MANAGERS

      The portfolio managers to the Funds (the "Portfolio Managers") have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts has been provided by each Portfolio Manager's firm and is set forth below. The number of accounts and assets is shown as of October 31, 2004.

                                            NUMBER OF OTHER ACCOUNTS MANAGED               NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                                                AND ASSETS BY ACCOUNT TYPE                    ADVISORY FEE IS PERFORMANCE-BASED
                                            --------------------------------               ---------------------------------------
                                             REGISTERED     OTHER POOLED                    REGISTERED   OTHER POOLED
NAME OF INVESTMENT ADVISOR                   INVESTMENT      INVESTMENT         OTHER       INVESTMENT    INVESTMENT     OTHER
AND PORTFOLIO MANAGER                        COMPANIES       VEHICLES          ACCOUNTS     COMPANIES      VEHICLES     ACCOUNTS
--------------------------------------       ---------      -----------      ----------    ----------    ----------     --------
American Beacon Advisors, Inc.
  Nancy A. Eckl                                1 ($89 mil)        N/A        2 ($10.4 bil)      N/A          N/A            N/A
  Michael W. Fields                            1 ($64 mil)        N/A       11 ($10.0 bil)      N/A          N/A            N/A
  Gyeong Kim                                       N/A            N/A          1 ($26 mil)      N/A          N/A            N/A
  Adriana R. Posada                            1 ($89 mil)        N/A         2 ($5.6 bil)      N/A          N/A            N/A
  William F. Quinn                             1 ($89 mil)        N/A        2 ($10.4 bil)      N/A          N/A            N/A
  Patrick A. Sporl                                 N/A            N/A          1 ($26 mil)      N/A          N/A            N/A

Barrow, Hanley, Mewhinney & Strauss, Inc.
James P. Barrow                              5 ($20.4 bil)   1 ($61.5 mil)   24 ($1.9 bil) 3 ($20.3 bil)     N/A            N/A
John S. Williams                             5 ($35.7 mil)    1 ($5.6 mil)   98 ($3.5 bil)      N/A          N/A            N/A
David R. Hardin                              5 ($35.7 mil)    1 ($5.6 mil)   98 ($3.5 bil)      N/A          N/A            N/A
J. Scott McDonald                            5 ($35.7 mil)    1 ($5.6 mil)   98 ($3.5 bil)      N/A          N/A            N/A
Mark C. Luchsinger                           5 ($35.7 mil)    1 ($5.6 mil)   98 ($3.5 bil)      N/A          N/A            N/A
Deborah A. Petruzzelli                       5 ($35.7 mil)    1 ($5.6 mil)   98 ($3.5 bil)      N/A          N/A            N/A

Brandywine Asset Management, LLC
Paul Lesutis                                2 ($100.0 mil)   1 ($32.0 mil)   37 ($2.1 bil)      N/A          N/A         2 ($93 mil)
Earl Gaskins                                2 ($100.0 mil)   1 ($32.0 mil)   37 ($2.1 bil)      N/A          N/A         2 ($93 mil)
Steve Smith                                 7 ($716.0 mil)  5 ($470.0 mil)    63 (4.4 bil)      N/A          N/A       5 ($436 mil))

Hotchkis and Wiley Capital Management, LLC
Patty McKenna                                13 ($9.5 bil)  3 ($315.0 mil)   95 ($9.0 bil)  1 ($1.7 bil)     N/A        6 ($1.0 bil)
Sheldon Lieberman                            13 ($9.5 bil)  3 ($315.0 mil)   95 ($9.0 bil)  1 ($1.7 bil)     N/A        6 ($1.0 bil)
Joe Huber                                    13 ($9.5 bil)  3 ($315.0 mil)   95 ($9.0 bil)  1 ($1.7 bil)     N/A        6 ($1.0 bil)
George Davis                                 13 ($9.5 bil)  3 ($315.0 mil)   95 ($9.0 bil)  1 ($1.7 bil)     N/A        6 ($1.0 bil)
Stan Majcher                                 13 ($9.5 bil)  3 ($315.0 mil)   95 ($9.0 bil)  1 ($1.7 bil)     N/A        6 ($1.0 bil)

Metropolitan West Capital Management, LLC
Investment Team                              1 ($58.0 mil)  3 ($275.4 mil)        N/A           N/A          N/A       1 ($38.7 mil)
(Howard Gleicher, Gary
W. Lisenbee, David M.
Graham, Jeffrey Peck)

CONFLICTS OF INTEREST

      As noted in the table above, the Portfolio Managers manage accounts other than the Funds. This side-by-side management may present potential conflicts between a Portfolio Manager's management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the Manager and each sub-advisor of any foreseeable material conflicts of interest that may arise from the concurrent management of Funds and other accounts. The information regarding potential conflicts of interest of the sub-advisors was provided by each firm.

      The Manager The Manager's Portfolio Managers are responsible for managing one or more of the Funds and other accounts, including separate accounts and unregistered funds. The Manager typically assigns Funds and accounts with similar investment strategies to the same Portfolio Manager to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Manager or one of its affiliates in an account and certain trading practices used by the Portfolio Managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). The Manager has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Manager has adopted policies limiting the ability of Portfolio Managers to cross securities between a Fund and a separate account and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

      Portfolio Managers of the Manager with responsibility for the non-Money Market Funds are also responsible for managing, among other accounts, the pension assets for AMR Corporation and its subsidiaries ("AMR Pension Accounts"). These Portfolio Managers oversee fixed income assets managed internally by the Manager as well as equity and fixed income assets managed externally by sub-advisors who invest the assets of the Funds and AMR Pension Accounts. The same investment process and overall investment strategies are used for both the Funds and the AMR Pension Accounts. Potential conflicts of interest may occur when the Manager's Portfolio Managers allocate Fund assets to internal fixed income Portfolio Managers rather than external Portfolio Managers, since the Manager has the potential to earn more fees under this scenario. This potential conflict of interest is disclosed to the Board in connection with the process of approving the Manager as an investment advisor to the Funds.

      Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow") Barrow does not foresee any potentially material conflicts of interest as a result of concurrent management of the Balanced and Large Cap Value Funds in addition to other accounts. All of Barrow's clients are managed identically whether the management fee is based on assets, performance or a combination of both. Barrow treats all client accounts equally as all purchase and sale orders are aggregated.

      Brandywine Asset Management, LLC ("Brandywine") Brandywine does not foresee any potentially material conflicts of interest as a result of concurrent management of the Balanced and Large Cap Value Funds and other accounts. Brandywine follows the same buy and sell discipline for all stocks across all portfolios, subject to client specific restrictions. All portfolios are managed in the same manner by the investment team. Portfolios may differ slightly due to differences in available cash, contributions and withdrawals.

      Hotchkis and Wiley Capital Management, LLC ("Hotchkis") The Funds are managed by Hotchkis' investment team ("Investment Team"). The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. Hotchkis may be restricted from purchasing more than a limited percentage of the outstanding shares of a company. If a company is a viable investment for more than one investment strategy, Hotchkis has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably.

      Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay Hotchkis performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for Hotchkis to favor such accounts in making investment decisions and allocations, Hotchkis has adopted polices and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.

      Since all accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy.

      Metropolitan West Capital Management, LLC ("MetWest Capital") MetWest Capital does not foresee any potentially material conflicts of interest in connection with the firm's concurrent management of the Large Cap Value Fund and other accounts.

COMPENSATION

      The Portfolio Managers are compensated in various forms by their respective investment advisor. Following is a description provided by each investment advisor regarding the structure of and criteria for determining the compensation of each Portfolio Manager.

      The Manager Compensation of the Manager's Portfolio Managers is comprised of base salary, annual cash bonus, and in some cases, stock appreciation rights awards. Each Portfolio Manager's base annual salary is fixed. The Manager determines base salary based upon comparison to industry salary data. In addition, all Portfolio Managers participate in the Manager's annual cash bonus plan. The amount of the total bonus pool is based upon several factors including
(i) profitability of the Manager, (ii) return on equity of the Manager, and
(iii) the relative investment performance of separate account assets managed for affiliates of the Manager. Each Portfolio Manager has a target bonus award expressed as a percentage of base salary, which is determined by the Portfolio Manager's level of responsibility. Portfolio Managers are encouraged to pursue a low-volatility management approach that will provide above average returns with below average volatility. Bonus awards reflect their success in achieving this goal and other individual performance goals. Additionally, the following Portfolio Managers participate in the Manager's stock appreciation rights plan:
Kirk L. Brown, Nancy A. Eckl, Michael W. Fields, Adriana R. Posada, William F. Quinn, and Patrick A. Sporl. Participation in this plan is offered to senior-level personnel of the Manager, including non-Portfolio Managers. As of the end of the Funds' fiscal year, the valuation of stock appreciation rights was based upon the growth in the Manager's estimated stockholder's equity.



     Barrow In addition to base salary, all Portfolio Managers and analysts share in a bonus pool that is distributed semi-annually. The amount of bonus compensation is based on qualitative factors. Analysts and Portfolio Managers are rated on their value added to the team-oriented investment process. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.


      In addition, many of Barrow's employees, including all Portfolio Managers and analysts, have equity ownership in the firm through "phantom stock" in Barrow, as well as participation in a long-term incentive plan with Old Mutual Asset Management (US). Also, all partners of the firm receive, on a quarterly basis, a share of the firm's profits, which are, to a great extent, related to the performance of the entire investment team.


      Brandywine All Portfolio Managers, analysts and traders receive a competitive base salary. In addition, from Brandywine's profits, an initial bonus is paid quarterly and based on the performance of their investment strategies relative to the relevant Frank Russell peer-group universe over one-quarter, one-, three- and five-year time periods. After this performance-based incentive compensation is allocated, profits associated with individual product groups are allocated as follows: seventy percent is distributed and/or retained within the group and 30% is allocated to a pool shared by all groups equally. More subjective measurements of an individual's contributions to the success of their product group, to client service and retention, and to the overall success of Brandywine are considered as part of the individual allocation decision. Finally, all investment professionals are eligible for options on stock of Brandywine's parent company, Legg Mason, awarded annually and vested over a five-year period. Brandywine believes this system achieves its goals of retaining top-quality investment professionals, as it provides extremely competitive compensation with entrepreneurial potential, and of fostering superior performance, growth and teamwork.


      Hotchkis Hotchkis Portfolio Managers are compensated with a base salary and are eligible for an annual bonus. Some Portfolio Managers also are involved in client servicing, marketing and in the general management of Hotchkis and are evaluated and compensated based on these functions as well as their investment management activities.

      Hotchkis believes consistent execution of the proprietary research process results in superior, risk-adjusted portfolio returns. It is the quality of the investment professional's execution of this process rather than the performance of particular securities that is evaluated in determining compensation. Compensation likewise is not tied to performance of the Funds or separate accounts, of specific industries within the Funds or separate accounts or to any type of asset or revenue related objective, other than to the extent that the overall revenues of Hotchkis attributable to such factors may affect the size of the Hotchkis' overall bonus pool.

      Bonuses and salaries for investment professionals are determined by the Chief Executive Officer of Hotchkis using annual evaluations, compensation surveys, feedback from other employees and advice from members of Hotchkis' Executive Committee and Hotchkis' Compensation Committee. The amount of the bonus usually is shaped by the total amount of Hotchkis' bonus pool available for the year, which is generally a function of net income, but no investment professional receives a bonus that is a pre-determined percentage of net income.

      MetWest Capital The compensation structure for Portfolio Managers includes a base salary and bonus. Bonuses are based on overall firm performance and the individual's value added. As a partner of MetWest Capital, Mr. Gleicher shares in the profits of the firm based on his percentage of ownership.

OWNERSHIP OF FUNDS

      Certain Portfolio Managers beneficially owned shares of one or more Funds as of the end of each Fund's most recent fiscal year. A Portfolio Manager's beneficial ownership of a Fund is defined as the Portfolio Manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Manager's immediate family or by a trust of which the Portfolio Manager is a trustee could be considered ownership by the Portfolio Manager. The reporting of Fund share ownership in this SAI shall not be construed as an admission that the Portfolio Manager has any direct or indirect beneficial ownership in the Fund listed. The tables below set forth each Portfolio Manager's beneficial ownership of the Fund(s) under that Portfolio Manager's management as provided by each investment advisor. In the following tables, "N/A" indicates that the Portfolio Manager does not have responsibility for that Fund.

NAME OF INVESTMENT
ADVISOR AND                                    LARGE CAP VALUE
PORTFOLIO MANAGER         BALANCED FUND             FUND
------------------      -----------------     -----------------
American Beacon Advisors, Inc.
  Nancy A. Eckl         $  10,001-$50,000     $100,001-$500,000
  Michael W. Fields            None                 N/A
  Gyeong Kim                   None                 N/A
  Adriana R. Posada     $  10,001-$50,000     $100,001-$500,000
  William F. Quinn      $100,001-$500,000      Over $1,000,000
  Patrick A. Sporl             None                 N/A

NAME OF INVESTMENT
ADVISOR AND                                    LARGE CAP VALUE
PORTFOLIO MANAGER         BALANCED FUND            FUND
------------------      -----------------     -----------------
Barrow, Hanley, Mewhinney & Strauss, Inc.
James P. Barrow               None                 None
John S. Williams              None                 N/A
David H. Hardin               None                 N/A
J. Scott McDonald             None                 N/A
Mark C. Luchsinger            None                 N/A
Deborah A. Petruzzelli        None                 N/A

NAME OF INVESTMENT
ADVISOR AND                                       LARGE CAP
PORTFOLIO MANAGER         BALANCED FUND          VALUE FUND
------------------      -----------------     -----------------
Brandywine Asset Management, LLC
Paul R. Lesutis               None                 None
Earl J. Gaskins               None                 None
Stephen S. Smith              None                 None

NAME OF INVESTMENT
ADVISOR AND                                       LARGE CAP
PORTFOLIO MANAGER         BALANCED FUND           VALUE FUND
------------------      -----------------     -----------------
Hotchkis and Wiley Capital Management, LLC
George Davis                  None                 None
Patricia McKenna              None                 None
Sheldon Lieberman             None                 None
Joe Huber                     None                 None
Stan Majcher                  None                 None

NAME OF INVESTMENT
ADVISOR AND
PORTFOLIO MANAGER       LARGE CAP VALUE FUND
------------------      --------------------
Metropolitan West Capital Management, LLC
Howard Gleicher                None
Gary W. Lisenbee               None
David M. Graham                None
Jeffrey Peck                   None

                        PORTFOLIO SECURITIES TRANSACTIONS

      In selecting brokers or dealers to execute particular transactions, the Manager and the sub-advisors are authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), provision of statistical quotations (including the quotations necessary to determine a Fund's net asset value), and other information provided to the applicable Fund, to the Manager and/or to the sub-advisors (or their affiliates), provided, however, that the Manager or the sub-advisor determines that it has received the best net price and execution available. The Trusts do not allow the Manager or sub-advisors to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers. The Manager and the sub-advisors are also authorized to cause a Fund to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Trustees, the Manager or the sub-advisors, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Manager or the sub-advisor exercises investment discretion. The fees of the sub-advisors are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the Board, the Manager or the sub-advisors (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the 1940 Act) for doing so.

      The Manager and each sub-advisor will place its own orders to execute securities transactions that are designed to implement the applicable Fund's investment objective and policies. In placing such orders, each sub-advisor will seek the best available price and most favorable execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the Board, a sub-advisor of a Fund, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the 1940 Act) for doing so. A Fund's turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and the Fund's cash flows. High portfolio activity increases a Fund's transaction costs, including brokerage commissions, and may result in a greater number of taxable transactions.

      The Investment Advisory Agreements provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of each sub-advisor is to seek the best net price and execution available. It is expected that securities ordinarily will be purchased in the primary markets, and that in assessing the best net price and execution available, each sub-advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Transactions with respect to the securities of small and emerging growth companies in which the Funds may invest may involve specialized services on the part of the broker or dealer and thereby may entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

      The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a sub-advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. Neither the Manager nor any of the sub-advisors receive any benefits from the commission recapture program. A sub-advisor's participation in the brokerage commission recapture program is optional. Each sub-advisor retains full discretion in selecting brokerage firms for securities transactions and is instructed to use the commission recapture program for a transaction only if it is consistent with the sub-advisor's obligation to seek the best execution available.

      For the fiscal years ended October 31, 2002, 2003 and 2004, the following brokerage commissions were paid by the Funds, as applicable. Fluctuations in brokerage commissions from year to year were primarily due to increases or decreases in Fund assets. Shareholders of these Funds bear only their pro-rata portion of such expenses.

Fund (or Portfolio)            2002             2003             2004
-------------------          ---------        ---------         ---------
Balanced (1)                 $ 454,914        $ 261,251         $ 192,386
Large Cap Value (1)          $ 671,897        $ 484,882         $ 334,388

(1) Prior to March 1, 2002, these Funds invested in a corresponding portfolio of the American Beacon Master Trust. As such, commissions were paid by the respective corresponding portfolio prior to that date.

      During the fiscal year ended October 31, 2002, the following commissions were paid to affiliated brokers:

 PORTFOLIO           BROKER                    AFFILIATED WITH                     COMMISSION
----------          -------                    ---------------                     -----------
Balanced            Legg Mason Wood Walker     Brandywine Asset Management LLC     $       500
Large Cap Value     Legg Mason Wood Walker     Brandywine Asset Management LLC     $       770

      The percentages of total commissions of the Balanced Fund and the Large Cap Value Fund paid to affiliated brokers in 2002 were 0.11% and 0.11%, respectively. The transactions represented 0.10% of the Balanced Fund and 0.11% of the Large Cap Value Fund's total dollar value of portfolio transactions for the fiscal year ended October 31, 2002.

      During the fiscal year ended October 31, 2003, the Funds paid no commissions to affiliated brokers.

      During the fiscal year ended October 31, 2004, the following commissions were paid to affiliated brokers:

PORTFOLIO           BROKER                   AFFILIATED WITH                           COMMISSION
----------          -------                  ---------------                           -----------
Balanced            Southwest Securities     Hotchkis and Wiley Capital Management     $       785
Large Cap Value     Southwest Securities     Hotchkis and Wiley Capital Management     $      1235

      The percentages of total commissions of the Balanced Fund and Large Cap Value Fund paid to affiliated brokers in 2004 were 0.41% and 0.37%, respectively. The transactions represented 0.63% of the Balanced Fund and 0.60% of the Large Cap Value Fund's total dollar value of portfolio transactions for the fiscal year ended October 31, 2004.

      The following table lists each Fund that as of the end of its fiscal year held securities issued by a broker-dealer (or by its parent) through which the Fund regularly executes transactions.

                                                  Aggregate                                                    Aggregate
                                                  Value of                                                     Value of
Regular Broker-Dealers       Fund                 Securities     Regular Broker-Dealers          Fund          Securities
-------------------------    ---------------    ------------     ----------------------    ---------------     ----------
Banc of America Secs. LLC    Balanced           $ 12,014,000     Merrill Lynch                 Balanced        $2,638,000
                             Large Cap Value    $ 17,945,000                               Large Cap Value     $3,333,000
Bear Stearns & Co. Inc.      Balanced           $  2,908,000     Morgan Stanley                Balanced        $3,390,000
                             Large Cap Value    $  3,127,000                               Large Cap Value     $3,214,000
Citigroup, Inc.              Balanced           $  8,973,000     Wachovia Securities,          Balanced        $2,785,000
                                                                 LLC
                             Large Cap Value    $ 13,468,000                               Large Cap Value     $3,799,000
CS First Boston              Balanced           $    819,000
Goldman Sachs                Balanced           $  2,245,000
                             Large Cap Value    $  2,627,000

                               REDEMPTIONS IN KIND

      Although each Fund intends to redeem shares in cash, each reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the applicable Fund's net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, if redemption is made in kind, shareholders who receive securities and sell them could receive less than the redemption value of their securities and could incur certain transaction costs.

                                 TAX INFORMATION

TAXATION OF THE FUNDS

      To continue to qualify for treatment as a regulated investment company under the Tax Code ("RIC"), each Fund (each of which is treated as a separate corporation for these purposes) must, among other requirements:

      - Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or certain other income, including gains from options, futures or forward contracts, derived with respect to its business of investing in securities or those currencies ("Income Requirement");

      - Diversify its investments so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities and (2) not more than 25% of the value of its total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer or any two or more issuers that are controlled by the Fund and engaged in the same, similar or related businesses ("Diversification Requirement"); and

      - Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income plus the excess of net short-term capital gain over net long-term capital loss, determined without regard to any deduction for dividends paid) ("Distribution Requirement").

      If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions -- including distributions by the Funds of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) -- as taxable dividends to the extent of the Fund's earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is "qualified dividend income" would be taxable at the rate for net capital gain (a maximum of 15%). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

      Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

      See the part of the next section entitled "Taxation of Certain Investments" for a discussion of the tax consequences to each Fund of certain investments and strategies it may employ.

      Taxation of Certain Investments. A Fund may acquire zero coupon or other securities issued with original issue discount. A Fund would have to take into account the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because each Fund annually must distribute substantially all of its investment company taxable, including any original issue discount, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any, or the proceeds of sales of Fund securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund's investment company taxable income and/or net capital gain.

      If one of the Funds acquires stock in a foreign corporation that is a "passive foreign investment company" ("PFIC") and holds the stock beyond the end of the year of acquisition, the Fund will be subject to federal income tax on the portion of any "excess distribution" received by the Fund on the stock or of any gain realized by the Fund from disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes that share of the PFIC income as a taxable dividend to its shareholders. Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate on individuals' "qualified dividend income" mentioned above. A Fund may avoid this tax and interest if elects to treat the PFIC as a "qualified electing fund"; however, the requirements for that election are difficult to satisfy. The Funds currently do not intend to acquire securities in issuers that are considered PFICs.

      Hedging strategies, such as entering into forward contracts and selling (writing) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of gains and losses the Funds that are permitted to invest therein realize in connection therewith.

      A Fund may invest in certain futures contracts (other than "securities futures contracts," as defined in section 1234B(c) of the Tax Code) and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) - and certain foreign currency options and forward contracts with respect to which it makes a particular election - that will be "section 1256 contracts." Any section 1256 contracts a Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.
Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain such a Fund recognizes, without in either case increasing the cash available to it.

      Section 988 of the Tax Code also may apply to a Fund's forward currency contracts and options on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares.

      Offsetting positions a Fund enters into or holds in any actively traded option, futures or forward contract may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) a Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

      When a covered call option written (sold) by a Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

      If a Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

TAXATION OF THE FUNDS' SHAREHOLDERS

      Dividends or other distributions a Fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be reported by, and taxed to, those shareholders for the taxable year in which that December 31 falls.

      If Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that the price of Fund shares at any time may reflect the amount of a forthcoming dividend or capital gain distribution, so if they purchase Fund shares shortly before the record date for a distribution, they will pay full price for the shares and (except for an exempt-interest dividend)receive some portion of the price back as a taxable distribution even thought it represents in part a return of invested capital.

      The foregoing is only a summary of some of the important federal tax considerations affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors are advised to consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

                            DESCRIPTION OF THE TRUST

      The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.

      The Trust was originally created to manage money for large institutional investors, including pension and 401(k) plans for American Airlines, Inc. The Service Class was created for individuals and other smaller investors investing in the Funds through third party intermediaries. The expense structure of the Service Class allows for payments to these intermediaries for providing shareholder services.

      The Funds utilize a multi-manager approach designed to reduce volatility by diversifying assets over multiple investment management firms. Each sub-advisor is carefully chosen by the Manager through a rigorous screening process.

                                OTHER INFORMATION

      American Depositary Receipts (ADRs), European Depositary Receipts
(EDRs)-ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets, whereas, EDRs are in bearer form and traded in European securities markets. These securities are not denominated in the same currency as the securities into which they may be converted. Investing in ADRs and EDRs involves greater risks than are normally present in domestic investments. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund's possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies.

      Asset-Backed Securities-Through the use of trusts and special purpose subsidiaries, various types of assets (primarily home equity loans, automobile and credit card receivables, other types of receivables/assets as well as purchase contracts, financing leases and sales agreements entered into by municipalities) are securitized in pass-through structures similar to Mortgage-Backed Securities, as described below. The Funds are permitted to invest in asset-backed securities, subject to the Funds' rating and quality requirements.

      Bank Deposit Notes-Bank deposit notes are obligations of a bank, rather than bank holding company corporate debt. The only structural difference between bank deposit notes and certificates of deposit is that interest on bank deposit notes is calculated on a 30/360 basis, as are corporate notes/bonds. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt.

      Bankers' Acceptances-Bankers' acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

      Borrowing Risks-The Funds may borrow for temporary purposes. Borrowing may exaggerate changes in a Fund's NAV and in its total return. Interest expense and other fees associated with borrowing may reduce a Fund's return.

      Cash Equivalents-Cash equivalents include certificates of deposit, bearer deposit notes, bankers' acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

      Certificates of Deposit-Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable.

      Commercial Paper-Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

      Convertible Securities-Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

      Cover-Transactions using forward contracts, futures contracts, options on futures contracts and written options ("Financial Instruments") expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other forward contracts, options or futures contracts, or (2) cash, receivables and liquid assets, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash, receivables, or liquid assets in a segregated account with its custodian in the prescribed amount.

      Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      Debentures-Debentures are unsecured debt securities. The holder of a debenture is protected only by the general creditworthiness of the issuer.

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      Derivatives-Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses.

      Dollar Rolls-A dollar roll is a contract to sell mortgage-backed securities as collateral against a commitment to repurchase similar, but not identical, mortgage-backed securities on a specified future date. The other party to the contract is entitled to all principal, interest, and prepayment cash flows while it holds the collateral. Each Fund maintains with its custodian a segregated account containing high-grade liquid securities in an amount at least equal to the forward purchase obligation.

      Eurodollar and Yankeedollar obligations-Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

      Full Faith and Credit Obligations of the U.S. Government-Securities issued or guaranteed by the U.S. Treasury, backed by the full taxing power of the U.S. Government or the right of the issuer to borrow from the U.S. Treasury.

      Futures Contracts-Futures contracts obligate a purchaser to take delivery of a specific amount of an obligation underlying the futures contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and foreign commodities exchanges. Futures contracts will be traded for the same purposes as entering into forward contracts.

      The purchase of futures can serve as a long hedge, and the sale of futures can serve as a short hedge.

      No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit "initial deposit" consisting of cash or U.S. Government Securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

      Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that provides a secondary market. The Funds intend to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.

      Although futures contracts by their terms call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as appropriate) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it purchases or sells futures contracts.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If a Fund were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.

      To the extent that a Fund enters into futures contracts, in each case other than for bona fide hedging purposes (as defined by the Commodities Futures Trading Commission ("CFTC")), the aggregate initial margin will not exceed 5% of the liquidation value of a Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts that the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts.

      Futures contracts require the deposit of initial margin valued at a certain percentage of the contract and possibly adding "variation margin" should the price of the contract move in an unfavorable direction. As with forward contracts, the segregated assets must be either cash or high-grade liquid debt securities.

      The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by a sub-advisor may still not result in a successful transaction.

      In addition, futures contracts entail risks. Although a sub-advisor may believe that use of such contracts will benefit a particular Fund, if that investment advisor's investment judgment about the general direction of, for example, an index is incorrect, a Fund's overall performance would be worse than if it had not entered into any such contract. In addition, there are differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives.

      Illiquid Securities-Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, a Fund may get only limited information about an issuer, so it may be less able to predict a loss. A Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

      Index Futures Contracts and Options on Index Futures Contracts-The Funds may invest in index futures contracts, options on index futures contracts and options on securities indices.

            Index Futures Contracts-U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and through their clearing corporations.

            At the same time a futures contract on an index is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1-1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required.

            Options on Index Futures Contracts-The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index.

            The writing of a call option on a futures contract with respect to an index constitutes a partial hedge against declining prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings. The writing of a put option on an index futures contract constitutes a partial hedge against increasing prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            The purchase of a put option on a futures contract with respect to an index is similar in some respects to the purchase of protective put options on the Index. For example, the Fund may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

            The amount of risk a Fund assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

            Stock index futures may be used on a continual basis to equitize cash so that the Funds may maintain maximum equity exposure. Each Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund would exceed 5% of the market value of the total assets of the Fund.

            Futures Contracts on Stock Indices-The Funds may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities ("Futures Contracts"). This investment technique is designed only to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Funds or adversely affect the prices of securities which are intended to be purchased at a later date for the Funds.

            In general, each transaction in Futures Contracts involves the establishment of a position that will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Funds will rise in value by an amount that approximately offsets the decline in value of the portion of the Funds' investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.

            Although Futures Contracts would be entered into for cash management purposes only, such transactions do involve certain risks. These risks could include a lack of correlation between the Futures Contract and the equity market, a potential lack of liquidity in the secondary market and incorrect assessments of market trends, which may result in worse overall performance than if a Futures Contract had not been entered into.

            Brokerage costs will be incurred and "margin" will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written into by the Funds. Each Fund may not purchase or sell a Futures Contract (or options thereon) if immediately thereafter its margin deposits on its outstanding Futures Contracts (and its premium paid on outstanding options thereon) would exceed 5% of the market value of each Fund's total assets.

            Options on Securities Indices-The Funds may write (sell) covered call and put options to a limited extent on an index ("covered options") in an attempt to increase income. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. The Funds may forgo the benefits of appreciation on the index or may pay more than the market price for the index pursuant to call and put options written by the Funds.

            By writing a covered call option, the Funds forgo, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing a covered put option, the Funds, in exchange for the net premium received, accept the risk of a decline in the market value of the index below the exercise price.

            Each Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

            When each Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.

            The Funds have adopted certain other non-fundamental policies concerning index option transactions that are discussed above. The Funds' activities in index options also may be restricted by the requirements of the Tax Code, for qualification as a RIC.

            The hours of trading for options on an index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

            Because options on securities indices require settlement in cash, a sub-advisor may be forced to liquidate portfolio securities to meet settlement obligations.

            Options on Stock Indices-A Fund may purchase and write put and call options on stock indices listed on stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indices generally are similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

            Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.

      Interfund Lending-Pursuant to an order issued by the SEC, the Funds may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other Funds for temporary purposes. The credit facility can provide a borrowing Fund with significant savings at times when the cash position of the Fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and certain Funds have insufficient cash on hand to satisfy such redemptions. When the Funds liquidate portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). However, redemption requests normally are satisfied immediately. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities.

      The credit facility will reduce the Funds' potential borrowing costs and enhance the ability of the lending Funds to earn higher rates of interest on their short-term lending. Although the credit facility will reduce the Funds' need to borrow from banks, the Funds remain free to establish lines of credit or other borrowing arrangements with banks.

      Loan Participation Interests-Loan participation interests represent interests in bank loans made to corporations. The contractual arrangement with the bank transfers the cash stream of the underlying bank loan to the participating investor. Because the issuing bank does not guarantee the participations, they are subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the investor to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event the underlying corporate borrower fails to pay principal and interest when due, the investor may be subject to delays, expenses and risks that are greater than those that would have been involved if the investor had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the investor may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the issuer may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by the investor are regarded as illiquid.

      Loan Transactions-Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. The purpose of a qualified loan transaction is to afford a lender the opportunity to continue to earn income on the securities loaned and at the same time earn fee income or income on the collateral held by it.

      Securities loans will be made in accordance with the following conditions:
(1) the Fund must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) the Fund must be able to terminate the loan after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities;
(5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the Board must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Board to vote proxies.

      While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the Board to be of good financial standing and will not be made unless the consideration to be earned from such loans would justify the risk. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. Such loan transactions are referred to in this Statement of Additional Information as "qualified" loan transactions.

      The cash collateral so acquired through qualified loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the Board.

      Mortgage-Backed Securities-Mortgage-backed securities consist of both collateralized mortgage obligations and mortgage pass-through certificates.

            Collateralized Mortgage Obligations ("CMOs")-CMOs and interests in real estate mortgage investment conduits ("REMICs") are debt securities collateralized by mortgages, or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as "tranches," which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders and the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A REMIC is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. The REMIC itself is generally exempt from federal income tax, but the income from the mortgages is reported by investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs.

            Mortgage Pass-Through Certificates-Mortgage pass-through certificates are issued by governmental, government-related and private organizations which are backed by pools of mortgage loans.

            (1) Government National Mortgage Association ("GNMA") Mortgage Pass-Through Certificates ("Ginnie Maes")-GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the "modified pass-through" mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of security dealers and a variety of investors.

            (2) FHLMC Mortgage Participation Certificates ("Freddie Macs")-Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of the FHLMC, security dealers and a variety of investors.

            (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes")-Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States.

            (4) Mortgage-Related Securities Issued by Private Organizations-Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

      Preferred Stock-A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

      Ratings of Long-Term Obligations-The Funds utilize ratings provided by the following Rating Organizations in order to determine eligibility of long-term obligations. Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. The Rating Organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a high yield bond.

      The four highest Moody's ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged by Moody's to be of the best quality. Obligations rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such debt comprises what is generally known as high-grade debt. Moody's states that debt rated Aa is rated lower than Aaa debt because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa debt. Obligations that are rated A by Moody's possess many favorable investment attributes and are considered "upper medium-grade obligations." Obligations that are rated Baa by Moody's are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

      Moody's ratings of Ba, B, Caa, Ca and C are considered below investment grade. A rating of Ba by Moody's denotes obligations judged to have speculative elements. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Obligations rated B by Moody's generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's assigns a rating of Caa to those obligations considered of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. A rating of Ca signifies obligations considered by Moody's to be speculative to a high degree. Such issues are often in default or have other marked shortcomings. Obligations rated C by Moody's are considered in the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

      The four highest Standard & Poor's ratings for long-term obligations are AAA, AA, A and BBB. Obligations rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Obligations rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. Obligations rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. Obligations rated BBB by Standard & Poor's are regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      Standard & Poor's ratings of BB, B, CCC, CC, C and D are considered below investment grade. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Fitch's four highest ratings for long-term obligations are AAA, AA, A and BBB. Obligations rated AAA have the lowest expectation of credit risk. An AAA rating is assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA have a very low expectation of credit risk. They are deemed to have a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A have a low expectation of credit risk. Their capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings. Obligations rated BBB currently have a low expectation of credit risk. Their capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

      Fitch's ratings of BB or lower are considered below investment grade. A rating of BB indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Ratings of CCC, CC, or C indicate a real possibility for default. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. A C rating signals imminent default. Ratings of DDD, DD, or D indicate obligations in default. Obligations rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process and are estimated to recover around 90-100% of outstanding amounts and accrued interest. Obligations rated DD are generally undergoing a formal reorganization or liquidation process and have the potential for recovery in the range of 50-90%. Obligations rated D are generally undergoing a formal reorganization or liquidation process but have recovery potential below 50%.

      The four highest ratings for long-term obligations by Dominion Bond Rating Service Limited ("DBRS") are AAA, AA, A and BBB. Obligations rated AAA have the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Obligations rated AA are of superior credit quality, and protection of interest and principal is considered high. Entities rated AA are also considered unlikely to be significantly affected by reasonably foreseeable events. Obligations rated A are of satisfactory credit quality and are considered more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated companies. Obligations rated BBB are of adequate credit quality. They are more susceptible to adverse changes in economic and financial conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

      DBRS' ratings of BB or lower are considered speculative. A rating of BB indicates that the degree of protection afforded principal and interest is uncertain, particularly during periods of economic recession. A B rating signifies a reasonable high level of uncertainty that exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity. Obligations rated CCC, CC and C are considered very highly speculative and are in danger of default of interest and principal. In practice, there is little difference between the C to CCC categories, with CC and C normally used to lower ranking debt of companies where the senior debt is rated in the CCC to B range. A rating of D indicates obligations in default of either interest or principal.

      Standard & Poor's and Fitch apply indicators (such as "+" and "-") and DBRS adds "high" or "low" to indicate relative standing within the major rating categories (except AAA). A rating without one of these indicators falls within the middle of the category.

      Ratings of Short-Term Obligations-The rating P-1 is the highest short-term rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluations of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

      Short-term obligations (or issuers thereof) rated A-1 by Standard & Poor's have the following characteristics. Liquidity ratios are adequate to meet cash requirements. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's short-term obligation is rated A-1, A-2, or A-3.

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. A rating of F-1+ indicates exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. Obligations rated F-1 have very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. Issues assigned a rating of F-2 indicate good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

      Commercial paper and short-term debt considered to be prime credit quality by DBRS is rated R-1. Obligations of the highest credit quality are rated R-1
(high). These are entities possessing unquestioned ability to repay current liabilities as they fall due and maintaining strong liquidity positions, conservative debt levels and profitability that is both stable and above average. Obligations rated R-1 (middle) are of superior credit quality and, in most cases, differ from R-1 (high) credits to only a small degree. Of satisfactory credit quality are obligations rated R-1 (low). For these entities, the overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher-rating categories, but these considerations are still respectable.

      Repurchase Agreements-A repurchase agreement, which provides a means to earn income on funds for periods as short as overnight, is an arrangement under which the purchaser (e.g., a Fund) purchases securities and the seller agrees, at the time of sale, to repurchase the securities at a specified time and price. The repurchase price will be higher than the purchase price, the difference being income to the purchaser, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the purchaser together with the repurchase price on repurchase. In either case, the income to the purchaser is unrelated to the interest rate on the securities subject to the repurchase agreement.

      Each Fund may enter into repurchase agreements with any bank or registered broker-dealer who, in the opinion of the Manager, the sub-advisor, as applicable, presents a minimum risk of bankruptcy during the term of the agreement based upon guidelines that periodically are reviewed by the Board. Each Fund may enter into repurchase agreements as a short-term investment of its idle cash in order to earn income. The securities will be held by a custodian (or agent) approved by the Board during the term of the agreement. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

      In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement, a Fund may encounter a delay and incur costs before being able to sell the security being held as collateral. Delays may involve loss of interest or decline in price of the securities. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the securities, in which case a Fund may incur a loss if the proceeds to the Fund from the sale of the securities to a third party are less than the repurchase price.

      Reverse Repurchase Agreements-The Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. The Funds intend to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the investment advisor possessing investment authority. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which such Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.

      Rights and Warrants-Rights are short-term warrants issued in conjunction with new stock issues. Warrants are options to purchase an issuer's securities at a stated price during a stated term. If the market price of the underlying common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. There is no specific limit on the percentage of assets a Fund may invest in rights and warrants, although the ability of some of the Funds to so invest is limited by their investment objectives or policies.

      Section 4(2) Securities-Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as one of the Funds, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(2) securities, thus providing liquidity.

      The Board and the applicable sub-advisor will carefully monitor the Funds' investments in Section 4(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(2) securities could have the effect of reducing a Fund's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

      Separately Traded Registered Interest and Principal Securities and Zero Coupon Obligations-Separately traded registered interest and principal securities or "STRIPS" and zero coupon obligations are securities that do not make regular interest payments. Instead they are sold at a discount from their face value. Each Fund investing in STRIPs will take into account as income a portion of the difference between these obligations' purchase prices and their face values. Because they do not pay coupon income, the prices of STRIPS and zero coupon obligations can be very volatile when interest rates change. STRIPS are zero coupon bonds issued by the U.S. Treasury.

      U.S. Government Securities-U.S. Government Securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government Securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby.

      U.S. Treasury Obligations-U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations known as STRIPS and inflation-indexed securities.

      Variable or Floating Rate Obligations-A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate obligation is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Variable or floating rate obligations may be secured by bank letters of credit.

      Pursuant to Rule 2a-7 under the 1940 Act, variable or floating rate obligations with stated maturities of more than 397 days may be deemed to have shorter maturities as follows:

      (1) An obligation that is issued or guaranteed by the United States Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days will be deemed by a Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

      (2) A variable rate obligation, the principal amount of which is scheduled on the face of the instrument to be paid in 397 days or less, will be deemed by a Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

      (3) A variable rate obligation that is subject to a demand feature will be deemed by a Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

      (4) A floating rate obligation that is subject to a demand feature will be deemed by a Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

      As used above, an obligation is "subject to a demand feature" when a Fund is entitled to receive the principal amount of the obligation either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

      When-Issued and Forward Commitment Transactions- For purchases on a when-issued basis, the price of the security is fixed at the date of purchase, but delivery of and payment for the securities is not set until after the securities are issued (generally one to two months later). The value of when-issued securities is subject to market fluctuation during the interim period and no income accrues to a Fund until settlement takes place. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Forward commitment transactions involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. The payment obligation and interest rate are fixed at the time the buyer enters into the forward commitment. Forward commitment transactions are typically used as a hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.

      Each Fund maintains with the Custodian a segregated account containing high-grade liquid securities in an amount at least equal to the when-issued or forward commitment transaction. When entering into a when-issued or forward commitment transaction, a Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged.

                                                                      APPENDIX A

                PROXY VOTING POLICY AND PROCEDURES FOR THE TRUST

                          AMR INVESTMENT SERVICES TRUST
                            AMERICAN AADVANTAGE FUNDS
                        AMERICAN AADVANTAGE MILEAGE FUNDS
                        AMERICAN AADVANTAGE SELECT FUNDS
                       PROXY VOTING POLICY AND PROCEDURES

                          LAST AMENDED AUGUST 18, 2003

PREFACE

      Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of interest holders of the AMR Investment Services Trust and shareholders of the American AAdvantage Funds, the American AAdvantage Mileage Funds, and the American AAdvantage Select Funds (collectively, the "Funds"). Therefore, these Proxy Voting Policy and Procedures (the "Policy") have been adopted by the Funds.

      The Funds are managed by AMR Investment Services, Inc. (the "Manager"). The Funds' Boards of Trustees have authorized the Manager to direct the Funds' custodian (the "Custodian") as to the voting of proxies on any assets held by the Funds that invest primarily in the securities of domestic U.S. issuers (the "Domestic Funds"), consistent with the Policy. The Policy sets forth the policies and procedures the Manager employs when voting proxies for the Domestic Funds, including the role of their investment subadvisers (the "Subadvisers"). Proxy voting for the Funds that invest primarily in the securities of foreign issuers (the "International Funds") has been delegated by the International Funds' Boards of Trustees to the subadvisers for those funds ("International Subadvisers"). For the securities held in their respective portion of each International Fund, the International Subadvisers make voting decisions pursuant to their own proxy voting policies and procedures, which have been adopted by the International Funds and approved of by their Boards of Trustees. The Policy includes the procedures that the Manager performs to monitor proxy voting by the International Subadvisers.

      For all of the Funds, the Manager seeks to ensure that proxies are voted in the best interests of Fund interest holders and shareholders (collectively, "shareholders"). For certain proxy proposals, the interests of the Manager and/or its affiliates may differ from Fund shareholders' interests. To avoid the appearance of impropriety and to fulfill its fiduciary responsibility to shareholders in these circumstances, the Policy includes procedures established by the Manager for voting proxy proposals that potentially present a conflict of interests.

DOMESTIC FUNDS - PROCEDURES

      1. VOTING - The Funds follow a two-tiered approach to determine how to vote proxies. First, the Manager recognizes that a company's management has the responsibility for day-to-day operations and is usually in the best position to make recommendations regarding proxy proposals. Thus, the Custodian has been instructed by the Manager to vote with management's recommendations, unless it is notified to vote otherwise by the Manager in writing.

      Second, each Subadviser is responsible for evaluating proxy proposals related to securities held in the Domestic Fund(s) under their supervision and for determining whether the proxy should be voted with or against management's recommendation. A Subadviser shall rely on its own proxy voting policy for such evaluation determinations. If a Subadviser concludes that it will recommend voting against management's recommendation, the Subadviser will communicate its conclusion to the Manager in detail along with its proposed voting position.

      The assets of each Domestic Fund are allocated across multiple Subadvisers, and one Subadviser may reach a different conclusion with respect to the same proxy proposal for a security. As a result, the Manager has implemented the foregoing arrangement with the goal of voting all shares subject to the same proxy held by the Fund in the same direction (i.e. either for or against).

      Once the matter has been brought to the attention of the Manager, the Manager will conduct its analysis of the proxy proposal, which will include: (1) discussing the issue with any other Subadvisers holding the same security to determine their recommended voting position; (2) determining whether the Subadviser's recommendation could have been influenced by a potential conflict of interest; and (3) in some cases, consulting

                                                                      APPENDIX A

with a proxy voting service retained to assist in the objective review of proxy proposals. As part of its analysis, the Manager will follow the guidelines set forth in Domestic Funds - Policies below.

      Issues requiring analysis on a case-by-case basis will be voted according to the Subadviser's recommendation when the Funds owns less than 1% of the company's outstanding shares AND less than $3 million of the company's market capitalization.

      2. CONFLICTS OF INTEREST - The Manager maintains a list by Fund of all affiliated persons, including the Manager and its affiliates, the Subadvisers and their affiliates as well as the Funds' distributor and its affiliates. Any proxy proposal involving an entity on this list could be considered to represent a conflict of interest between a) the Manager, a Subadviser, the distributor or any of their affiliates and b) Fund shareholders. If a Subadviser recommends voting against management's recommendation for a particular proposal, the Manager will conduct an analysis based upon the following procedures to resolve these known potential conflicts as well as any unforeseen conflicts.

            a. PROXIES FOR AFFILIATED FUNDS - Each Fund has the ability to invest in the shares of any of the Money Market Funds. For example, the High Yield Bond Fund may purchase shares of the Money Market Fund. If the Money Market Fund issues a proxy for which the High Yield Bond Fund is entitled to vote, the Manager's interests regarding the Money Market Fund might appear to conflict with the interests of the shareholders of the High Yield Bond Fund. In these cases, the Manager will vote in accordance with the Board of Trustees' recommendations in the proxy statement.

            b. BUSINESS / PERSONAL CONNECTIONS OF THE MANAGER - The Manager is a wholly owned subsidiary of AMR Corporation, which is a publicly owned corporation and the parent company of American Airlines, Inc. To avoid the appearance of any conflict of interests, the Funds are expressly prohibited from investing in the securities of AMR Corporation or any other airline company.

            The Manager could have an advisory client that issues a proxy or promotes a proxy proposal for which a Fund is entitled to vote. By taking a particular voting position on the proxy, it could be perceived by Fund shareholders that the Manager is favoring the advisory client over Fund shareholders in order to avoid harming its relationship with the advisory client. If the Manager is asked to render a decision regarding a proxy proposal issued or promoted by one of its advisory clients, the Manager will refer that proposal to the applicable Fund's Board of Trustees, who will decide the Fund's voting position after consultation with the Manager.

            In the event that a principal officer of the Manager has a personal relationship or connection with an issuer or proponent of a proxy proposal being considered by the Manager, the voting matter will be discussed with the applicable Fund's Board of Trustees, who will decide the Fund's voting position after consultation with the Manager.

            If an unforeseen conflict pertaining to a particular proxy proposal becomes apparent, the Manager will refer that proposal to the applicable Fund's Board of Trustees, who will decide the Fund's voting position after consultation with the Manager.

            c. BUSINESS / PERSONAL CONNECTIONS OF THE SUBADVISERS - Each Subadviser (and its affiliates) is considered an affiliate of the portion of the Fund it manages. When the Manager receives a voting recommendation from a Subadviser, the Manager will request the Subadviser's disclosure of any business or personal relationships or connections that the Subadviser itself or its principals may have with the proxy issuer or any proponent of the proxy proposal. If the Subadviser's disclosure reveals any potential conflicts of interest, the Manager will not rely on the Subadviser's recommendation regarding the proxy proposal.

DOMESTIC FUNDS - POLICIES

      1. ROUTINE PROPOSALS - Routine proxy proposals are most commonly defined as those that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. The proposals are consistent with industry standards as well as the corporate laws in the state of incorporation or organization. Traditionally, these include:

            A. Location of annual meeting

            B. Employee stock purchase plan

            C. Appointment of auditors

            D. Corporate strategy

                                                                      APPENDIX A

            E. Director compensation

            F. Director indemnification and liability protection

            G. Reincorporation

            H. Change of Corporate Form

      The Funds' policy is to SUPPORT management on these types of routine proposals but care must be exercised that each vote is weighed on its own merits. All situations will be viewed individually and independently with the focus on the financial interest of shareholders.

      2. SOCIAL, POLITICAL AND ENVIRONMENTAL PROPOSALS - Issues which can be characterized as non-financial or non-business issues involving social, political and environmental issues will result in voting to SUPPORT management. Financial interest of the Funds' shareholders will be the only consideration for investment decisions.

      3. SHAREHOLDER EQUALITY PROPOSALS - Issues that discriminate against other shareholders with the intention of reducing the value of the shareholders' stake will NOT BE SUPPORTED. Non-discriminatory proposals include:

            A. ANTI-GREENMAIL - Provisions that require that the price paid to the greenmailer must be extended to all shareholders of record will be supported.

            B. FAIR PRICE PROVISIONS - Provisions that guarantee an equal price to all shareholders will be supported.

      4. NON-ROUTINE PROPOSALS - Issues in this category are more likely to affect the structure and operation of the corporation and, therefore have a greater impact on the value of the shareholders' investment. All situations will be viewed individually and independently with the focus on the financial interests of Funds' shareholders.

      Various factors will contribute in the decision-making process assessing the financial interests of the Funds' shareholders. However, consideration should be given first and foremost to the board of directors. The board of directors oversees the management of the company, makes decisions on the most important issues and is a representative of the shareholders. To the degree that the majority of the board is independent, support should be for the board's recommendations. In addition, for proxies issued by registered investment companies ("RICs"), reference will be made to the Investment Company Institute's Report of the Advisory Group on Best Practices for Fund Directors ("ICI Best Practices") and any relevant SEC staff interpretations for guidance. However, all situations will be reviewed on a case-by-case basis.

      Management's record, strategy and tenure will contribute to the decision-making process. The tendency will be to side with management if, in the past, it has shown the ability to maximize company performance and thus, shareholder wealth, over the long term. Management will not be judged on a quarter-by-quarter basis, but judged on decisions that are consistent with the long-term interests of the shareholders of the company.

      Finally, decisions on non-routine proposals may be based on the sponsor of the proposal, percentage of ownership in the company and/or other relevant factors. Again, all situations will be reviewed on a case-by-case basis with the focus on the financial interest of the Funds' shareholders.

..
         The following are some specific issues that might directly impact the financial interest of the Funds' shareholders.

              A.  BOARD OF DIRECTORS

                  a. UNCONTESTED ELECTIONS - Uncontested candidates will be evaluated on a case-by-case basis; however, the Funds will generally SUPPORT management's slate during uncontested elections, particularly if independent. The company is the best judge of who is able and available to serve, and who will work well together.

                  b. CONTESTED ELECTIONS - Contested candidates will be evaluated on a CASE-BY-CASE basis. Both slates of candidates will be evaluated based on a thorough analysis of each contesting side. For RICs, the board's proportion of independent directors and how each candidate would affect this proportion if elected will be considered. The ICI Best Practices recommend that at least two-thirds of a RIC's board be independent directors.

                                                                      APPENDIX A

                  c. INDEPENDENT COMPENSATION COMMITTEE - An independent committee will best represent shareholder interests and guard against conflicts of interest in executive pay decisions. An independent committee will have no financial interest in the outcome.

                  All situations regarding independent compensation committees will be evaluated on a case-by-case basis; however, the Funds will generally SUPPORT proposals for independent compensation committees.

                  d. INDEPENDENT NOMINATING COMMITTEE - Proponents contend that independent directors selected by a committee of independent directors will be more likely to question the CEO's business judgements. Independent directors selected by CEOs, even if they have no affiliations with the company, may feel obligated to side with the CEO.

                  Opponents contend that CEOs depend on outside directors for advice and support, and therefore must be involved in the decision-making process to ensure they can work comfortably together. Additionally, questions arise over the appropriateness of independent directors deciding on the composition and structure of the board, rather than individuals associated with the company.

                  All situations regarding independent nominating committees will be evaluated on a case-by-case basis; however, the Funds will generally SUPPORT proposals for independent nominating committees.

                  e. CLASSIFIED BOARDS - A typical classified board is divided into 3 groups with one group standing for election every third year. Proponents contend that shareholders benefit from the structure as classified boards provide stability of leadership and continuity of management and policy. Long-term company value depends on continuity and stability in governance, which classified boards provide.

                  Opponents contend that an annual election of directors increases accountability and responsiveness of directors to all the varying interests on the board and thus contributes to sound corporate governance. Secondly, shareholders would be deprived of takeover premiums. A potential acquirer, needing 2 years to gain a majority position on the board, may refrain from even attempting to win control. Therefore, this barrier to control depreciates the value of the company.

                  All situations will be viewed individually and independently but the Funds' policy is to support classified boards. Staggered boards provide continuity, stability and experience which are crucial when evaluating company issues.

                  f. CUMULATIVE VOTING - Under cumulative voting, shareholders are entitled to a number of votes equal to the number of board seats open for election, times the number of shares held. The votes can be cast for one nominee or apportion them, equally or not, amongst the nominees. Proponents contend it would increase minority representation on the board.

                  Opponents contend that each director should act for the benefit of all shareholders and therefore should not be elected by a special group of shareholders.

                  All situations will be viewed individually and independently but the Funds will generally NOT SUPPORT cumulative voting. Directors have the fiduciary responsibility to protect and enhance the interests of all shareholders. The potential disruption caused by a minority director with a special agenda is potentially damaging to a majority of shareholders. Directors should act in the benefit of the majority, not the minority.

                  g. INDEPENDENT BOARDS - Proponents contend independent boards will permit clear and independent decision making, benefiting shareholders' long-term interests. Board members who are independent are more likely to protect shareholders' interests unlike company executives or other insiders. As defined by the NYSE Corporate Accountability and Listing Standards Committee, an "independent director" is an individual who has had no personal or business relationship with management. The ICI Best Practices recommend that at least two-thirds of a RIC's board be independent directors.

                  Opponents contend that directors are selected on quality and their goal must be to achieve the best overall results for the company. Additionally, inside directors have intimate knowledge of the company that will be beneficial during discussions of the company's long-term interests. A January 1991 study by institutional voting research service showed no correlation between independent boards and financial performance.

                                                                      APPENDIX A

                  All situations regarding independent boards will be evaluated on a case-by-case basis. The Funds' policy is to generally SUPPORT independent boards, although this policy should not be deemed to prevent support for boards in which management holds one board seat, or a small percentage of seats in the case of very large boards. Evaluation will be based on the performance, effectiveness and level of independence of the board of directors. The board's performance and effectiveness will be determined through reference to the company's long-term performance.

                  h. BOARD DIVERSITY (INCLUSIVENESS) - Proponents are pressuring companies to make greater efforts to seek out qualified women and minority candidates for director seats, since women and minorities are poorly represented on corporate boards.

                  Opponents contend that it is the duty of all directors to serve all the corporation's constituents.

                  All situations regarding board diversity will be evaluated on a CASE-BY-CASE basis and will consider the availability of qualified women and minorities.

                  i. SEPARATE CHAIRMAN, CEO POSITIONS - Proponents contend that an individual with both positions is accountable to no one. The CEO is a management employee, responsible for day-to-day operations, implementing corporate strategy, and accountable to the board. The chairman is responsible for the overall direction of the company, protecting the shareholders' interests, evaluating the performance of the CEO, and is accountable to the shareholders.

                  Opponents contend it would dilute the power of the CEO to provide effective leadership, create a potential rivalry between the two positions leading to compromise rather than decisive action, insulate the CEO from being held accountable by the board if the chairman is overprotective, and finally, may cause confusion by having two public spokesmen. Despite the widespread use of this structure in Britain, it is relatively uncommon in the U.S.

                  All situations regarding separate chairman, CEO positions will be evaluated on a CASE-BY-CASE basis, taking into consideration the success of the CEO in implementing a business plan.

                  j. LEAD DIRECTOR - Election of a lead director has become an alternative to the separate chairman, CEO provision. Proponents contend that a lead director will lead the independent directors in evaluating and enhancing the performance of the board. Elected by the independent members of the board, the lead director would be responsible for coordinating the evaluation by the independent directors of the board's performance and the contribution of each board member.

                  Opponents contend companies have traditionally had one leader. With one leader, there is no question with respect to decision making. A lead director may prove cumbersome and factions may develop, thereby not providing the company with quick, efficient decision-making capabilities during crisis periods.

                  All situations regarding lead directors will be evaluated on a CASE-BY-CASE basis.

                  k. MINIMUM DIRECTOR STOCK / FUND OWNERSHIP - Proponents contend that a director's interests will be more aligned with shareholders if the director has a personal stake in the company. Additionally, many companies are providing part of their compensation in the form of stock for directors.

                  Opponents contend that minimum stock/fund ownership requirements will restrict the search to qualified, wealthy board candidates. This could eliminate less-than-wealthy candidates who may not be able to meet the minimum investment.

                  All situations regarding minimum fund ownership by a RIC's directors will be evaluated on a CASE-BY-CASE basis. Although all situations regarding minimum stock ownership by corporate directors will also be evaluated on a case-by-case basis, the Funds generally will NOT SUPPORT proposals for minimum stock ownership by corporate directors.

                                                                      APPENDIX A

            B. EXECUTIVE / DIRECTOR COMPENSATION

                  a. INCENTIVE/STOCK OPTION PLANS (ESTABLISH, AMEND, ADD) - Proponents contend that incentive/stock option plans are designed to attract, hold and motivate management. Shareholders generally favor these plans, as top managers should have a stake in their company that ties compensation to performance. By aligning management's interests with shareholders toward a goal of increasing shareholder value, better returns usually result.

                  Opponents contend that incentive/stock option plans may dilute the shareholders' claim on profits and assets and may lead to a shift in the balance of voting control. Additionally, easily reachable incentive goals may not provide the necessary incentive for management.

                  Generally, if the board is independent and if the company has performed well over the previous 3-5 year period, the Funds will support these plans. However, due to the complexity of incentive/stock option plans, the Funds' policy will be to review the terms and coverage on a CASE-BY-CASE basis. Among the criteria that might be used:

                  -     Dilution in excess of the company's peer group

                  -     Performance benchmarks

                  -     Overall executive compensation levels

                  -     Reasonableness test

                  -     Participation

                  -     Exercise and payment terms

                  -     Repricing/replacing underwater options

                  b. DISCOUNTED STOCK OPTIONS - Discounted stock options are options that may be exercised at prices below the stock's fair market value on the award date. Sometimes called non-qualified options, these options are granted "in-the-money" or immediately exercisable for a profit.

                  Opponents criticize "in-the-money" options, as they do not give management much incentive to increase share value, while the purpose of granting stock options should be to align executives' interests with those of the shareholders.

                  All situations will be viewed individually and independently but the Funds generally will NOT SUPPORT discounted stock option plans.

                  c. EXCHANGE OF UNDERWATER OPTIONS - Options with an exercise price higher than the market price are considered "underwater" and, needless to say, unattractive. Supporters contend options that have no chance of rising above water should be exchanged, as they fail to align management with shareholders. Additionally, the slump in the market price may be attributable to an industrywide or marketwide slump, rather than poor management.

                  Opponents contend that other shareholders have no such protection from falling stock prices and executives bear no risk if management is willing to bail them out when the stock price falls. Shareholders generally feel disgruntled, as they are not afforded the same downside risk protection as management.

                  All situations will be viewed individually and independently but the Funds will generally NOT SUPPORT the exchange of underwater options, except in extraordinary cases involving market drops unrelated to company-specific performance.

                  d. CAP OR LIMIT EXECUTIVE AND DIRECTOR PAY - Proponents propose to cap or cut pay relative to some benchmark (i.e. multiple of president's salary or average worker). Generally, past poor performance or alleged excesses in pay have led to this proposal.

                  Opponents contend that these proposals would hamper their abilities to attract and retain top-quality executives. Top employees would leave for higher-paying positions with competitors hampering the companies' long-term interests.

                                                                      APPENDIX A

                  All situations will be viewed individually and independently but the Funds will generally NOT SUPPORT capping or limiting executive or director pay. Pay flexibility is necessary to motivate and retain executives and align shareholder and management interests.

                  e. DISCLOSURE OF $100,000 EARNERS - Proponents contend that due to the complexity and variety of compensation plans it is extremely difficult to determine how and how much executives are paid. Proxy statement disclosures should allow shareholders to track trends in pay and compare pay packages across companies.

                  Opponents contend providing additional disclosure would provide no new meaningful information to shareholders and would put the companies at a competitive disadvantage.

                  All situations will be viewed individually and independently but the Funds will generally NOT SUPPORT disclosure of $100,000 earners. Recent SEC changes in disclosure requirements create clear and comprehensible disclosure of executive compensation.

                  f. LINK PAY TO PERFORMANCE - Proponents contend that by linking pay to performance you will align management's interests with shareholders. Management with compensation packages containing little volatility or risk may have a goal other than maximizing shareholder wealth.

                  Opponents contend that there is no set definition of "pay for performance." Without proper benchmarks that will not be affected by uncontrollable factors, management and shareholder interests will not be aligned. Linking pay to performance can also hurt shareholders by encouraging short-term thinking and manipulative recordkeeping.

                  All situations will be viewed individually and independently on a case-by-case basis; however, the Funds will generally SUPPORT proposals to link pay to performance.

                  g. GOLDEN PARACHUTE PROVISIONS - Golden parachutes provide severance payments to top executives who are terminated or demoted after a change in control (takeover). They provide some financial security to executives relieving potential anxiety as they negotiate and impartially evaluate future takeover bids. This provision will allow executives to not oppose a merger that might be in the best interests of the shareholders but may cost them their job. Parachutes may also benefit shareholders as it aids in the attraction and retention of managers.

                  However, opponents contend the existence of these provisions can discourage takeover attempts as significant sums may have to be paid to company executives. Executives are already well paid to manage the company and should not have an extra reward. Additionally, shareholder approval is generally not necessary for enactment of this provision.

                  Due to the complexity of golden parachutes, the Funds' policy will be to review the terms and coverage on a CASE-BY-CASE basis. Properly conceived, golden parachutes can free management to act in the best interests of shareholders. Often, however, they are clearly an attempt to raise the cost to a third party of acquiring the company. Generally, if the board is independent and the company has a good performance record, the Funds will support golden parachute provisions. Other criteria for analyzing the actual approval of parachute plans might include necessity, breadth of participation, payout size, sensitivity of triggers and leveraged buyout restrictions.

                  h. EXPENSING STOCK OPTIONS - Proponents argue that expensing stock options would more accurately reflect the company's earnings and would lead to better comparisons among companies. Furthermore, expensing options would rein in what many consider to be the excessive use of stock options as compensation for executives.

                  Opponents argue that expensing stock options will ultimately hurt rank and file employees who currently receive stock options and will do little to curb accounting irregularities. Companies are more likely to cut back on option grants if they are considered an expense, and such cutbacks will probably come from grants to regular employees. In addition, opponents contend there is no reliable, accurate and standard way to calculate the value of stock options and say that options are not a company expense, but rather a cost incurred by shareholders in the form of dilution, which is reflected in the form of lower earnings per share. Finally, they also note that the effect of stock options is already disclosed in the notes to the company's financial statements.

                                                                      APPENDIX A

                  Generally, the Funds will SUPPORT management's recommendations on this issue as management, along with their auditors and board, are in the best position to determine the competitive impact on their firm and determine appropriate accounting policies in compliance with FASB rules. However, given past abuses relating to stock options, every situation will be reviewed on a CASE-BY-CASE basis.

            C. RIC CONTRACTS AND POLICIES

                  a. INVESTMENT ADVISORY CONTRACTS - All proposals regarding new investment advisory contracts or amendments to existing contracts will be reviewed on a CASE-BY-CASE basis. Due to the complex and varied nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal for the Funds' shareholders.

                  b. DISTRIBUTION PLANS - All proposals pertaining to a RIC's distribution plan will be reviewed on a CASE-BY-CASE basis, weighing any proposed additional fees to be paid by shareholders against the potential benefits. The analysis will foremost consider the effects of the proposal on the Funds' shareholders.

                  c. FUNDAMENTAL OBJECTIVES / POLICIES - All proposals regarding the fundamental investment objectives or policies of a RIC will be reviewed on a CASE-BY-CASE basis. Due to the complex and varied nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal for the Funds' shareholders.

            D. CONFIDENTIAL VOTING - Proponents contend that confidential voting allows shareholders to make decisions without pressure from opposing sides. Voting is tabulated by a third party before presentation. Arguments are made in the context of a democratic political election where voters cast their ballots in secret.

            Opposition contends that confidential voting restricts communication between shareholders and management. Additionally, the system of free and open proxy voting protects shareholder interests and ensures that the fiduciary obligations of investment and pension funds are met. These representatives are then fully accountable to their constituents. Confidential voting is also expensive.

            All situations will be viewed individually and independently but the Funds will generally NOT SUPPORT confidential voting. Management cannot address shareholder concerns if they cannot identify the dissenting voters. Undue pressure will not be condoned but our concern is that communication might be diminished during a time when shareholders are considering significant issues. Implementing confidential voting is not an acceptable tradeoff for the potential loss of open dialogue.

            E. SUPERMAJORITY-VOTING PROVISIONS - Proponents contend that a broad agreement should be reached on issues that may have a significant impact on the company. Supermajority vote requirements usually require a level of voting approval in excess of a simple majority of the outstanding shares. Usually this range is from 66% to 80%, but in some cases even higher.

            Opponents contend that supermajority-voting provisions detract from a simple majority's power to enforce its will. In many cases, the supermajority requirement will make it impossible to repeal or enact proposals due to the number of votes needed. Matters of corporate policy, a sale of assets or a sale of the entire company should ordinarily only require a majority of shareholders.

            All situations regarding supermajority-voting provisions will be reviewed on a CASE-BY-CASE basis.

            F. ANTI-TAKEOVER PROPOSALS - All situations should be viewed individually and independently, but the Funds' policy is generally to SUPPORT poison pills, preemptive rights, fair pricing and dual class voting, especially when the majority of the board is independent. These provisions force potential bidders to deal directly with the board of directors. The board's role is to protect shareholders against unfair and unequal treatment and guard against partial tender offers and other abusive tactics. Fair and equitable offers will not be prevented and will equally benefit all shareholders. These proposals are discussed in further detail below.

                  a. POISON PILLS (SHAREHOLDER RIGHTS PLANS) - Poison pills protect shareholders from coercive and unfair offers. They encourage potential bidders to negotiate directly with the board of directors. Therefore, proponents believe that all shareholders will receive a better/fairer offer.

                                                                      APPENDIX A

                  Opposition believes the removal will enhance management's accountability to shareholders. Poison pills may also discourage potential takeover bids, which would potentially reduce shareholder value. Additionally, many poison pills were enacted without a vote by shareholders. Many believe that shareholders should make the decision.

                  It is generally the Funds' policy to support poison pills; however, the following features of the poison pills will be considered:

                  - Does the pill have a sunset clause (i.e. it dissolves at a certain point in the future)?

                  - Does the pill have a provision to allow shareholders to redeem the pill for certain types of offers?

                  -     Can the board redeem the pill for qualifying offers?

                  - What is the trigger that activates the pill (i.e. what percentage of shares held)?

                  b. PREEMPTIVE RIGHTS - Preemptive rights enable shareholders to retain the same percentage of ownership during additional stock offerings. This eliminates the effect of dilution on the shareholder. Opponents of preemptive rights contend that these rights are only used as a takeover defense and that shareholders can maintain their relative position with no difficulty in the open market.

                  c. FAIR PRICING PROVISIONS - Fair pricing provisions require that if offers are not approved by the board, the bidder must pay the same "fair" price for all shares purchased. The fair price is usually defined as the highest price paid by the bidder for shares acquired before the start of the tender offer. These provisions attempt to prevent "two-tiered" offers in which the bidder offers a premium for sufficient shares to gain control then offers a much lower price to the remaining holders. Opponents contend that these provisions can prevent tender offers from being made, thereby entrenching management.

                  d. DUAL CLASS VOTING PROVISIONS - Dual class voting provisions create unequal voting rights among different shareholders. These provisions allow companies to raise capital and expand while letting management maintain control without fear of being acquired. However, these provisions enable management to become entrenched, as it is an anti-takeover mechanism. With management controlling the voting power, no one will pay a premium for shares of a company when there is no way for them to obtain voting control of the company.

            G. STOCK RELATED PROPOSALS

                  a. INCREASE AUTHORIZED COMMON/PREFERRED STOCK - A request for additional shares of stock were, in the past, considered routine voting items. Companies usually state it is for a specific use, such as a stock split, acquisition or for "general corporate purposes." However, an abundance of authorized but unissued shares can become an anti-takeover measure, such as implementing a poison pill or placing a large block of stock with a friendly holder to maintain control.

                  All situations should be viewed individually and independently but the Funds' policy is to SUPPORT increases in common/preferred stock. The authorization will give companies the ability and flexibility to finance corporate growth.

                  b. BLANK CHECK PREFERRED - The board has the discretion to establish voting, dividend, conversion and other rights for blank check preferred stock without further authorization from shareholders. With no limits, the board is free to shape it in the most attractive manner for the market regardless of the effect on other shareholders. Proponents contend this flexibility is needed to meet varying financial conditions. Additionally, the rights of shareholders are protected because the structure of the blank check is approved by the full board, not just management.

                  Opponents contend that approving this proposal gives the companies too much power. The shares can be used to implement a poison pill or to help block a takeover bid by placing them in friendly hands. Additionally, once authorized, the shareholders have no further power to determine how or when the stock will be allocated.

                  All situations should be viewed individually and independently, but the Funds' policy is to SUPPORT blank check preferred proposals. Blank check preferred stock gives management the flexibility it needs to compete in today's ever-changing market.

                                                                      APPENDIX A

                  c. TARGETED SHARE PLACEMENTS - This is the issuance of a specific block of company securities to a friendly shareholder. These placements are often used to defend against an unfriendly takeover or to obtain favorable financing and may be executed using common stock, preferred stock or convertible securities. Targeted share placements are often less expensive to execute than issuing stock, they do not require the high interest rates of traditional debt and a placement can be structured for the benefit of the limited number of parties. Additionally, share placements can be executed fairly quickly and shareholder approval is not required.

                  Opponents contend targeted placements give selected shareholders an unfair access to valuable securities while diluting current shareholder's proportional ownership and voting interests. Additionally, critics contend that not only do targeted share placements serve to entrench management, but the holder of the share placement may also have a senior claim or return from company assets.

                  All situations regarding targeted share placements will be reviewed on a CASE-BY-CASE basis. Since such stock could be used to dilute the ownership rights of current shareholders, shareholders should have the opportunity to analyze the proposal to determine whether it is in their best economic interests.

            H. MERGERS, ACQUISITIONS, RESTRUCTURINGS - These transactions involve fundamental changes in the structure and allocation of a company's assets. Financial considerations are foremost in these transactions, but an offer can be rejected if it is believed that the long-term interests of the shareholders will be best served by the company continuing in its current form.

            All situations regarding mergers, acquisitions, or restructurings will be reviewed on a CASE-BY-CASE basis. Due to the complexity and company-specific nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal for Fund shareholders.

            I. OTHER BUSINESS - The Funds will generally SUPPORT management with respect to "Other Business."

      5. OTHER PROPOSALS - All proposals not addressed above will be decided on a CASE-BY-CASE basis. As with non-routine proposals, decisions will be based primarily on management's and the board's responsiveness to enhancing shareholder wealth. In these situations, the Manager will use its judgment in directing the Custodian to vote in the best interest of Fund shareholders and will implement changes to the Policy when appropriate.

INTERNATIONAL FUNDS - PROCEDURES

      1. VOTING - The International Funds' Boards of Trustees have delegated proxy voting to the International Subadvisers. Each International Fund has adopted the proxy voting policies and procedures of its respective subadvisers. The Manager maintains copies of the International Subadvisers' policies and will periodically check the voting record for adherence to the policies. If any discrepancies are noted, the Manager will follow up with the International Subadviser.

      2. CONFLICTS OF INTEREST - Each International Subadviser receives from the Manager the list of affiliated persons for each International Fund. Any proxy proposal involving an entity on this list could be considered to represent a conflict of interest between a) the Manager, an International Subadviser, the distributor or any of their affiliates and b) Fund shareholders. If an International Subadviser receives a proxy involving one of these entities, it will notify the Manager and forward all proxy materials for consideration by the applicable Fund's Board of Trustees. The Board of Trustees will decide the Fund's voting position in consultation with the Manager and the International Subadviser.

            If an unforeseen conflict pertaining to a particular proxy proposal becomes apparent, the International Subadviser will notify the Manager and forward all proxy materials for consideration by the applicable Fund's Board of Trustees. The Board of Trustees will decide the Fund's voting position in consultation with the Manager and the International Subadviser.

ALL FUNDS - OTHER PROCEDURES

      1. RECORDKEEPING - Records of all votes will be maintained by a) the Custodian for the Domestic Funds and b) the International Subadvisers for the International Funds. Documentation of all votes against management will be maintained by the Manager. Such documentation will include the recommendations of the Subadvisers along with pertinent supporting comments and letters, the Policy, the proxy voting policies and procedures of the International Subadvisers, any and all company reports provided by proxy advisory consulting services, additional

                                                                      APPENDIX A

information gathered by the Manager, minutes from any meeting at which the Boards of Trustees considered a voting matter, the conclusion and final vote.

      2. DISCLOSURE - The Manager, in conjunction with the Custodian and the International Subadvisers, will compile the Funds' proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a summary of the Policy and/or the proxy voting policies and procedures of the International Subadvisers, as applicable, in each Fund's Statement of Additional Information ("SAI"). In each Fund's annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and/or the proxy voting policies and procedures of the International Subadvisers, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Funds' website (if applicable), and c) on the SEC's website in the SAI. The SAI and shareholder reports will also disclose that the Funds' proxy voting record is available by toll-free telephone request (or on the Funds' website) and on the SEC's website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.

      3. BOARD OVERSIGHT - On at least an annual basis, the Manager will present the voting records of the Funds to the Boards of Trustees for their review. The Boards of Trustees will annually consider for approval the Policy and the proxy voting policies and procedures of the International Subadvisers. In addition, the Manager and International Subadvisers will notify the Board of any material changes to the proxy voting policies and procedures.

                              AMERICAN BEACON FUNDS

                            PART C. OTHER INFORMATION

Item 23.          Exhibits

(a)               Amended and Restated Declaration of Trust, dated November 1,
                  2004 - (xxii)

(b)               Bylaws - (iv)

(c)               Voting trust agreement -- none

(d)(i)(A)         Fund Management Agreement between American Beacon Funds and
                  AMR Investment Services, Inc., dated April 3, 1987(#)

   (i)(B)         Supplement to Fund Management Agreement, dated August 1, 1994
                  - (iv)

   (i)(C)         Supplement to Fund Management Agreement, dated August 1, 1995
                  - (iv)

   (i)(D)         Supplement to Fund Management Agreement, dated November 1,
                  1995-(vii)

   (i)(E)         Amendment to Schedule A of Fund Management Agreement, dated
                  December 1, 1995 - (i)

   (i)(F)         Supplement to Fund Management Agreement, dated December 17,
                  1996 - (ii)

   (i)(G)         Supplement to Fund Management Agreement, dated July 25, 1997 -
                  (iii)

   (i)(H)         Supplement to Fund Management Agreement, dated September 1,
                  1998 - (vi)

   (i)(I)         Supplement to Fund Management Agreement, dated January 1, 1999
                  - (vii)

   (i)(J) Supplemental Terms and Conditions to the Management Agreement, dated - May 19, 2000 - (ix)

   (i)(K)         Supplement to Fund Management Agreement, dated November 16,
                  2000 - (xi)

   (i)(L)         Supplement to Fund Management Agreement, dated October 17,
                  2001 - (xiv)

   (i)(M)         Supplement to Fund Management Agreement, dated May 28, 2002 -
                  (xvi)

   (i)(N)         Supplement to Fund Management Agreement, dated May 13, 2003 -
                  (xix)

   (i)(O)         Supplement to Fund Management Agreement, dated February 9,
                  2004 - (xxi)

   (ii)(A)        Investment Advisory Agreement between AMR Investment Services,
                  Inc. and Templeton Investment Counsel, Inc., dated November 1,
                  1995 - (iv)

(ii)(B)        Investment Advisory Agreement between AMR Investment Services,
               Inc. and Barrow, Hanley, Mewhinney & Strauss, Inc., dated
               November 1, 1995 - (iv)

(ii)(C)        Investment Advisory Agreement between AMR Investment Services,
               Inc. and Lazard Asset Management, dated March 1, 1999 - (vii)

(ii)(D)        Investment Advisory Agreement between AMR Investment Services,
               Inc. and Goldman, Sachs & Company, Inc., dated July 31, 2000 -
               (x)

(ii)(E)        Investment Advisory Agreement between AMR Investment Services,
               Inc. and J.P. Morgan Investment Management Inc., dated July
               31, 2000 - (x)

(ii)(F)        Investment Advisory Agreement between AMR Investment Services,
               Inc. and Morgan Stanley Dean Witter Investment Management
               Inc., dated July 31, 2000 - (x)

(ii)(G)        Investment Advisory Agreement between AMR Investment Services,
               Inc. and The Boston Company Asset Management, LLC, dated July
               31, 2000 - (x)

(ii)(H)        Investment Advisory Agreement between AMR Investment Services,
               Inc. and Post Advisory Group, LLC, dated October 15, 2003 -
               (xx)

(ii)(I)        Investment Advisory Agreement between AMR Investment Services,
               Inc. and Metropolitan West Capital Management, LLC, dated
               November 30, 2000 - (xi)

(ii)(J)        Investment Advisory Agreement between AMR Investment Services,
               Inc. and Causeway Capital Management LLC, dated August 31,
               2001 - (xiv)

(ii)(K)        Investment Advisory Agreement between AMR Investment Services,
               Inc. and Hotchkis and Wiley Capital Management, LLC, dated
               October 9, 2001 - (xiv)

(ii)(L)        Amendment to Investment Advisory Agreement between AMR
               Investment Services, Inc. and Templeton Investment Counsel,
               LLC, dated January 1, 2001 - (xvii)

(ii)(M)        Investment Advisory Agreement between AMR Investment Services,
               Inc. and Brandywine Asset Management, LLC, dated October 12,
               2001 - (xv)

(ii)(N)        Amendment to Investment Advisory Agreement between AMR
               Investment Services, Inc. and Lazard Asset Management, dated
               January 1, 2003 - (xvii)

(ii)(O)        Amendment to Investment Advisory Agreement between AMR
               Investment Services, Inc. and Barrow, Hanley, Mewhinney &
               Strauss, Inc., dated January 1, 2003 - (xvii)

(ii)(P)        Amendment to Investment Advisory Agreement between AMR
               Investment Services, Inc. and Brandywine Asset Management,
               LLC, dated January 1, 2003 - (xvii)

(ii)(Q)        Amendment to Investment Advisory Agreement between AMR
               Investment Services, Inc. and Goldman, Sachs & Company, Inc., dated January 1, 2003 - (xvii)

(ii)(R)        Amendment to Investment Advisory Agreement between AMR
               Investment Services, Inc. and J.P. Morgan Investment
               Management Inc., dated January 1, 2003 - (xvii)

(ii)(S)        Amendment to Investment Advisory Agreement between AMR
               Investment Services, Inc. and Metropolitan West Capital
               Management, LLC, dated January 1, 2003 - (xvii)

(ii)(T)        Amendment to Investment Advisory Agreement between AMR
               Investment Services, Inc. and Morgan Stanley Investment
               Management Inc. f/k/a Morgan Stanley Dean Witter Investment
               Management Inc., dated January 1, 2003 - (xvii)

(ii)(U)        Amendment to Investment Advisory Agreement between AMR
               Investment Services, Inc. and The Boston Company Asset
               Management, LLC, dated January 1, 2003 - (xvii)

(ii)(V)        Amendment to Investment Advisory Agreement between AMR
               Investment Services, Inc. and Templeton Investment Counsel,
               LLC, dated January 1, 2003 - (xvii)

(ii)(W)        Investment Advisory Agreement between AMR Investment Services,
               Inc. and Calamos Asset Management, Inc., dated
               June 30, 2003 - (xix)

(ii)(X)        Amendment to Investment Advisory Agreement between AMR
               Investment Services, Inc. and Lazard Asset Management, dated
               January 13, 2003 - (xix)

(ii)(Y)        Assumption Agreement between Goldman, Sachs & Co. and Goldman
               Sachs Asset Management, L.P., dated March 28, 2003 - (xix)

(ii)(Z)        Amendment to Investment Advisory Agreement between AMR
               Investment Services, Inc. and Barrow, Hanley, Mewhinney &
               Strauss, Inc., dated September 1, 2003 - (xx)

(ii)(AA)       Amendment to Investment Advisory Agreement between AMR
               Investment Services, Inc. and Morgan Stanley Investment
               Management Inc., dated September 1, 2003 - (xx)

(ii)(BB)       Amendment to Investment Advisory Agreement between AMR
               Investment Services, Inc. and Barrow, Hanley, Mewhinney &
               Strauss, Inc., dated June 30, 2004 - (xxi)

(ii)(CC)       Investment Advisory Agreement between AMR Investment Services,
               Inc. and Brown Brothers Harriman & Co., dated June 30,
               2004 - (xxi)

(ii)(DD)       Investment Advisory Agreement between AMR Investment Services,
               Inc. and NISA Investment Advisors, L.L.C., dated June 30,
               2004 - (xxi)

(ii)(EE)       Investment Advisory Agreement between AMR Investment Services,
               Inc. and Pzena Investment Management, LLC, dated June 30, 2004 -
               (xxi)

(ii)(FF)       Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and The Boston Company Asset Management, LLC, dated August 27, 2004 - (xxii)

(ii)(GG)       Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and The Boston Company Asset Management, LLC, dated November 29, 2004 - (xxii)

(ii)(HH)       Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and J.P. Morgan Investment Management Inc., dated
               February 9, 2004 - (xxii)

(ii)(II)       Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and J.P. Morgan Investment Management Inc., dated
               July 30, 2004 - (xxii)

(ii)(JJ)       Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Pzena Investment Management, LLC, dated June
               30, 2004 - (xxii)

(ii)(KK)       Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Brown Brothers Harriman & Co., dated June 30,
               2004 - (xxii)

(ii)(LL)       Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and NISA Investment Advisors, LLC, dated August
               27, 2004 - (xxii)

(ii)(MM)       Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Post Advisory Group, LLC, dated June 1, 2004 -
               (xxii)

(ii)(NN)       Investment Advisory Agreement between AMR Investment Services,
               Inc. and Opus Capital Management, Inc., dated January 31, 2005 -
               (xxiii)

(ii)(OO)       Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Goldman Sachs Asset Management, L.P., dated
               February 9, 2005 - (xxiii)

(ii)(PP)       Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Brandywine Asset Management, LLC, dated
               February 9, 2004 - (xxiii)

(ii)(QQ)       Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Calamos Asset Management, Inc., dated February
               9, 2004 - (xxiii)

(ii)(RR)       Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Hotchkis and Wiley Capital Management, LLC, dated February 9, 2004 - (xxiii)

(ii)(SS)       Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Lazard Asset Management LLC, dated February 9,
               2004 - (xxiii)

(ii)(TT)       Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Metropolitan West Capital Management, LLC, dated February 9, 2004 - (xxiii)

(ii)(UU)       Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Morgan Stanley Investment Management Inc., dated February 9, 2004 - (xxiii)

(ii)(VV)       Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Post Advisory Group, LLC, dated February 9,
               2004 - (xxiii)

(ii)(WW)       Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Templeton Investment Counsel, LLC, dated
               February 9, 2004 - (xxiii)

(ii)(XX)       Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and The Boston Company Asset Management, LLC, dated February 9, 2004 - (xxiii)

(ii)(YY)       Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Causeway Capital Management LLC, dated
               February 9, 2004 - (xxiii)

(iii)(A) Amended and Restated Administrative Services Agreement between the American Beacon Funds and AMR Investment Services, Inc., dated March 1, 2002 - (xv)

(iii)(B) Amendment to Schedule A of the Administrative Services Agreement between the American Beacon Funds and AMR Investment Services,
               Inc., dated May 13, 2003 - (xix)

(iii)(C) Amendment to Schedule A of the Administrative Services Agreement between the American Beacon Funds and AMR Investment Services,
               Inc., dated February 9, 2004 - (xx)

(iv)(A)        Administrative Services Plan for the Platinum Class - (iv)

(iv)(B)        Administrative Services Plan for the Cash Management Class - (xv)

(iv)(C)        Supplement to Administrative Services Plan for the Platinum
               Class, dated September 27, 2002 - (xvi)

(v)(A)         Master-Feeder Participation Agreement among Small Cap Index Fund,
               International Equity Index Fund, Quantitative Master Series
               Trust, and Princeton Funds Distributor, Inc., dated July 31, 2000
               - (ix)

   (v)(B)      Master-Feeder Participation Agreement among S&P 500 Index Fund,
               Equity 500 Index Portfolio and SSgA Funds Management, Inc., dated
               May 1, 2001 - (xv)

(e)            Distribution Agreement among the American Beacon Funds, the
               American Beacon Mileage Funds, the American Beacon Select Funds and Foreside Fund Sevices, LLC, dated March 1, 2005 - (xxiii)

(f)            Bonus, profit sharing or pension plans - none

(g)(i)         Custodian Agreement between the American Beacon Funds and State
               Street Bank and Trust Company, dated December 1, 1997 - (v)

   (ii) Amendment to Custodian Agreement to add Small Cap Value Fund, dated January 1, 1999 - (ix)

   (iii)       Amendment to Custodian Agreement to add Large Cap Growth,
               Emerging Markets, Small Cap Index and International Equity Index series of the American Beacon Funds, dated July 31, 2000 - (xvii)

   (iv) Amendment to Custodian Agreement to add High Yield Bond Fund, dated December 29, 2000 - (xi)

   (v)         Amendment to Custodian Agreement to reflect amendments to Rule
               17f-5 and addition of Rule 17f-7 of the 1940 Act, dated June 1,
               2001 - (xvii)

   (vi) Amendment to Custodian Agreement to add Enhanced Income Fund, dated July 1, 2003 - (xix)

   (vii)       Amendment to Custodian Agreement to add Mid-Cap Value Fund and
               Treasury Inflation Protected Securities Fund, dated June 30, 2004
               - (xxi)

(h)(i)         Transfer Agency and Service Agreement between the American Beacon
               Funds and State Street Bank and Trust Company, dated January 1,
               1998 - (v)

   (ii)        Amendment to Transfer Agency Agreement to add Small Cap Value
               Fund, dated January 1, 1999 - (ix)

   (iii)       Amendment to Transfer Agency Agreement to add four new Beacon
               Funds, dated July 31, 2000 - (xvii)

   (iv)        Amendment to Transfer Agency Agreement to add High Yield Bond
               Fund, dated December 29, 2000 - (xi)

   (v) Amendment to Transfer Agency Agreement regarding anti-money laundering procedures, dated September 24, 2002 - (xvii)

   (vi)        Securities Lending Authorization Agreement between American
               Beacon Funds and State Street Bank and Trust Company, dated
               January 2, 1998 - (v)

   (vii)       Amendment to Securities Lending Authorization Agreement to add
               Large Cap Growth Fund and Emerging Markets Fund, dated July 31,
               2000 - (xi)

(viii)         Amendment to Securities Lending Authorization Agreement to add
               Small Cap Value Fund, dated January 1, 1999 - (xii)

(ix)           Service Plan Agreement for the American Beacon Funds PlanAhead
               Class, dated August 1, 1994 - (iv)

(x)            Credit Agreement between AMR Investment Services Trust, American
               Beacon Funds, American Beacon Mileage Funds, and AMR Investment
               Services, Inc., dated December 1, 1999 - (vii)

(xi)           Amendment to Credit Agreement to add Large Cap Growth, Emerging
               Markets, Small Cap Index and International Equity Index Funds, dated July 31, 2000 - (ix)

(xii)          Amendment to Credit Agreement to add High Yield Bond Fund, dated
               December 28, 2000 - (xi)

(xiii) Amendment to Credit Agreement to remove master-feeder funds, dated March 1, 2002 - (xvi)

(xiv)          Administrative Services Agreement among American Beacon Funds,
               American Beacon Mileage Funds, AMR Investment Services Trust, AMR
               Investment Services, Inc. and State Street Bank and Trust
               Company, dated November 29, 1999 - (vii)

(xv)           Purchase Agreement between American Beacon Funds and John H.
               Harland Company, dated December 1, 2001 - (xv)

(xvi)          Service Plan Agreement for the American Beacon Funds Service
               Class, dated February 21, 2003 - (xviii)

(xvii)         Amendment to Transfer Agency and Service Agreement to add
               Enhanced Income Fund, dated July 1, 2003 - (xix)

(xviii)        Amendment to Credit Agreement to add Enhanced Income Fund, dated
               July 1, 2003 - (xix)

(xix) Securities Lending Agency and Collateral Management Agreement between American Beacon Funds, on behalf of High Yield Bond Fund, and Metropolitan West Securities, LLC, dated January 3, 2004 -
               (xx)

(xx)           Indemnity Agreement between Wachovia Bank, N.A. and American
               Beacon High Yield Bond Fund, dated January 13, 2004 - (xx)

(xxi)          Amendment to Transfer Agency and Service Agreement to add Mid-Cap
               Value Fund and Treasury Inflation Protected Securities Fund, dated June 30, 2004 - (xxi)

(xxii)         Amendment to Securities Lending Authorization Agreement to add
               Mid-Cap Value Fund, dated June 30, 2004 - (xxi)

(xxiii)        Amendment to Administrative Services Agreement among American
               Beacon Funds, American Beacon Mileage Funds, AMR Investment
               Services Trust, AMR Investment Services, Inc. and State Street
               Bank and Trust

               Company to add Mid-Cap Value Fund and Emerging
               Markets Fund, dated June 30, 2004 - (xxi)

(i)            Opinion and consent of counsel - filed herewith

(j)            Consent of Independent Auditors - filed herewith

(k)            Financial statements omitted from prospectus - none

(l)            Letter of investment intent - (iv)

(m)(i)         Plan pursuant to Rule 12b-1 for the Institutional, Cash
               Management, PlanAhead and AMR Classes - (iv)

   (ii)        Plan pursuant to Rule 12b-1 for the Platinum Class - (iv)

   (iii)       Plan pursuant to Rule 12b-1 for the Service Class - (xviii)

(n)(i)         Amended and Restated Plan pursuant to Rule 18f-3 - (iv)

   (ii)        Amended and Restated Plan pursuant to Rule 18f-3, dated December
               1, 2001 - (xv)

   (iii)       Amended and Restated Plan pursuant to Rule 18f-3, dated May 1,
               2003 - (xix)

(p)(i)         Code of Ethics of Registrant, American Beacon Mileage Funds,
               American Beacon Select Funds and AMR Investment Services Trust, dated February 1, 2005 - (xxiii)

   (ii)        Code of Ethics of AMR Investment Services, Inc., dated February
               1, 2005 - (xxiii)

   (iii)       Code of Ethics of State Street Master Funds, dated September 16,
               2004 - (xxiii)

   (iv)        Code of Ethics of Merrill Lynch Investment Managers, dated
               January 2004 - (xxiii)

   (v)         Code of Ethics of Brandywine Asset Management, LLC, dated June
               2004 - (xxiii)

   (vi)        Code of Ethics of Mellon Financial Corporation, parent company of
               The Boston Company Asset Management, LLC, dated January 2005 -
               (xxiii)

   (vii) Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, Inc., dated December 31, 2004 - (xxiii)

   (viii)      Code of Ethics of Lazard Asset Management LLC, dated January 2004
               - (xxiii)

   (ix) Code of Ethics of Hotchkis and Wiley Capital Management, LLC, dated February 1, 2005 - (xxiii)

   (x)         Code of Ethics of Causeway Capital Management LLC, dated October
               25, 2004 - (xxiii)

   (xi)        Code of Ethics of J.P. Morgan Investment Management Inc., dated
               February 1, 2005 - (xxiii)

   (xii)       Code of Ethics of Goldman Sachs Asset Management, L.P., dated
               November 4, 2004 - (xxiii)

   (xiii) Code of Ethics of Metropolitan West Capital Management, LLC, dated October 4, 2004 - (xxiii)

   (xiv)       Code of Ethics of Morgan Stanley Investment Management, dated
               December 31, 2004 - (xxiii)

   (xv)        Code of Ethics of Post Advisory Group, dated August 1, 2004 -
               (xxiii)

   (xvi)       Code of Ethics of Franklin Templeton Investments, dated December
               2004 - (xxiii)

   (xvii)      Code of Ethics of Calamos Asset Management, Inc., dated December
               15, 2004 - (xxiii)

   (xviii)     Code of Ethics of Brown Brothers Harriman & Co. - (xxiii)

   (xix)       Code of Ethics of NISA Investment Advisors, L.L.C., dated
               September 2004 - (xxiii)

   (xx)        Code of Ethics of Pzena Investment Management, LLC, dated
               February 1, 2005 - (xxiii)

   (xxi)       Code of Ethics of Opus Capital Management, Inc., dated January 7,
               2005 - (xxiii)

Other:         Powers of Attorney for Trustees (Alan D. Feld, Stephen D.
               O'Sullivan, and Kneeland Youngblood) - (ii)

               Powers of Attorney for Trustees (R. Gerald Turner) - (xiii)

               Powers of Attorney for Trustees (W. Humphrey Bogart, Brenda A.
               Cline, and Richard A. Massman) - (xxii)

               Powers of Attorney for Trustees of the Quantitative Master Series
               Trust - (xxiii)

               Powers of Attorney for Trustees of the State Street Equity 500
               Index Portfolio - (viii)

----------
# Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on December 31, 1990.

(i) Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on December 22, 1995.

(ii) Incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on February 13, 1997.

(iii) Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on July 1, 1997.

(iv) Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on December 18, 1997.

(v) Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on February 27, 1998.

(vi) Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on October 15, 1998.

(vii) Incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on December 21, 1999.

(viii) Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on March 1, 2000.

(ix) Incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on July 7, 2000.

(x) Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on October 11, 2000.

(xi) Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on December 29, 2000.

(xii) Incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on February 28, 2001.

(xiii) Incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on October 1, 2001.

(xiv) Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on November 30, 2001.

(xv) Incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on March 1, 2002.

(xvi) Incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on October 1, 2002.

(xvii) Incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on February 28, 2003.

(xviii) Incorporated by reference to Post-Effective Amendment No. 45 to the
        Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on May 1, 2003.

(xix) Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on July 1, 2003.

(xx) Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on March 1, 2004.

(xxi) Incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on June 30, 2004.

(xxii) Incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on December 15, 2004.

(xxiii) Incorporated by reference to Post-Effective Amendment No. 52 to the
        Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on March 1, 2005.

Item 24. Persons Controlled by or under Common Control with Registrant

         None.

Item 25. Indemnification

        Article XI, Section 2 of the Declaration of Trust of the Trust provides that:

        (a) Subject to the exceptions and limitations contained in paragraph (b) below:

            (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate portfolios to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

            (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

      (b) No indemnification shall be provided hereunder to a Covered Person:

            (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

            (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or
(C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

      (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

      (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the applicable Portfolio from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that:

            (i) such Covered Person shall have provided appropriate security for such undertaking;

            (ii) the Trust is insured against losses arising out of any such advance payments; or

            (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

      According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust, not a partnership. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Portfolio or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      Article XII, Section 2 provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Item 26. I. Business and Other Connections of Investment Manager

      American Beacon Advisors, Inc. (the "Manager"), 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155, offers investment management and administrative services. Information as to the officers and directors of the Manager is included in its current Form ADV (SEC File No. 801-29198) filed with the SEC.

      II. Business and Other Connections of Investment Advisers

      The investment advisers listed below provide investment advisory services to the Trust.

      American Beacon Advisors, Inc., 4151 Amon Carter Blvd., MD 2450, Fort Worth, Texas 76155.

      Barrow, Hanley, Mewhinney & Strauss, Inc., 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204.

      Brandywine Asset Management, LLC, 201 North Walnut Street, Wilmington, Delaware 19801.

      Hotchkis and Wiley Capital Management, LLC, 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017.

      Metropolitan West Capital Management, LLC, 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660.

      Information as to the officers and directors of each of the above investment advisers is included in that adviser's current Form ADV filed with the SEC and is incorporated by reference herein.

Item 27. Principal Underwriter

      (a) Foreside Fund Services, LLC ("FFS"), the Trust's principal underwriter, also serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:


Century Capital Management Trust
Forum Funds
Henderson Global Funds
ICM Series Trust
Monarch Funds
Sound Shore Fund, Inc.
Bridgeway Funds, Inc.


      (b) The following table identifies the officers of FFS and their positions, if any, with the Trust. The business address of each of these individuals (other than Mr. Berthy) is Two Portland Square, Portland, Maine 04101. Mr. Berthy's business address is 77 Elmwood Drive, Suite 301, Dayton, Ohio 45459.


Name                   Position with Underwriter                              Position with Trust
----                   -------------------------                              -------------------
Simon D. Collier       Managing Partner and Principal Executive Officer       None
Carl A. Bright         President and Treasurer                                None
Richard J. Berthy      Vice President and Assistant Treasurer                 None
Nanette K. Chern       Chief Compliance Officer, Secretary                    None
                       and Vice President
Mark A. Fairbanks      Vice President and Assistant Secretary                 None


Item 28. Location of Accounts and Records

      The books and other documents required by Section 31(a) under the Investment Company Act of 1940 are maintained in the physical possession of 1) the Trust's custodian at State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110; 2) the Manager at American Beacon Advisors, Inc., 4151 Amon Carter Blvd., MD 2450, Fort Worth, Texas 76155; 3) the Trust's transfer agent at Boston Financial Data Services, 330 West 9th St., Kansas City, Missouri 64105; or 4) the Trust's investment advisers at the addresses listed in
Item 26 Part II above.

Item 29. Management Services

      All substantive provisions of any management-related service contract are discussed in Part A or Part B.

Item 30. Undertakings

Not applicable.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 54 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Worth and the State of Texas, on June 1, 2005. No other material event requiring prospectus disclosure has occurred since the latest of the three dates specified in Rule 485(b)(2).


                                              AMERICAN BEACON FUNDS

                                              By: /s/ William F. Quinn
                                                 -----------------------------
                                                      William F. Quinn
                                                      President


      Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 54 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                           Title                          Date
------------------------            --------------------       -------------

/s/ William F. Quinn                President (Principal       June 1, 2005
------------------------            Executive Officer)
William F. Quinn                    and Trustee



/s/ Rebecca L. Harris               Treasurer (Principal       June 1, 2005
------------------------            Financial Officer)
Rebecca L. Harris



W. Humphrey Bogart*                 Trustee                    June 1, 2005
------------------------
W. Humphrey Bogart



Brenda A. Cline*                    Trustee                    June 1, 2005
------------------------
Brenda A. Cline



Alan D. Feld*                       Trustee                    June 1, 2005
------------------------
Alan D. Feld



Richard A. Massman*                 Trustee                    June 1, 2005
------------------------
Richard A. Massman



Stephen D. O'Sullivan*              Trustee                    June 1, 2005
------------------------
Stephen D. O'Sullivan



R. Gerald Turner*                   Trustee                    June 1, 2005
------------------------
R. Gerald Turner



Kneeland Youngblood*                Trustee                    June 1, 2005
------------------------
Kneeland Youngblood


*By /s/ William F. Quinn
    ----------------------------
    William F. Quinn, Attorney-In-Fact

                                INDEX TO EXHIBITS

Exhibit
Number                                  Description                                          Page
------                                  -----------                                          ----
(a)               Amended and Restated Declaration of Trust, dated November 1,
                  2004 - (xxii)

(b)               Bylaws - (iv)

(c)               Voting trust agreement -- none

(d)(i)(A)         Fund Management Agreement between American Beacon Funds and
                  AMR Investment Services, Inc., dated April 3, 1987#

   (i)(B)         Supplement to Fund Management Agreement, dated August 1, 1994
                  - (iv)

   (i)(C)         Supplement to Fund Management Agreement, dated August 1, 1995
                  - (iv)

   (i)(D)         Supplement to Fund Management Agreement, dated November 1,
                  1995-(vii)

   (i)(E)         Amendment to Schedule A of Fund Management Agreement, dated
                  December 1, 1995 - (i)

   (i)(F)         Supplement to Fund Management Agreement, dated December 17,
                  1996 - (ii)

   (i)(G)         Supplement to Fund Management Agreement, dated July 25, 1997 -
                  (iii)

   (i)(H)         Supplement to Fund Management Agreement, dated September 1,
                  1998 - (vi)

   (i)(I)         Supplement to Fund Management Agreement, dated January 1, 1999
                  - (vii)

   (i)(J) Supplemental Terms and Conditions to the Management Agreement, dated - May 19, 2000 - (ix)

   (i)(K)         Supplement to Fund Management Agreement, dated November 16,
                  2000 - (xi)

   (i)(L)         Supplement to Fund Management Agreement, dated October 17,
                  2001 - (xiv)

   (i)(M)         Supplement to Fund Management Agreement, dated May 28, 2002 -
                  (xvi)

   (i)(N)         Supplement to Fund Management Agreement, dated May 13, 2003 -
                  (xix)

   (i)(O)         Supplement to Fund Management Agreement, dated February 9,
                  2004 - (xxi)

   (ii)(A)        Investment Advisory Agreement between AMR Investment Services,
                  Inc. and Templeton Investment Counsel, Inc., dated November 1,
                  1995 - (iv)

   (ii)(B)        Investment Advisory Agreement between AMR Investment Services,
                  Inc. and Barrow, Hanley, Mewhinney & Strauss, Inc., dated
                  November 1, 1995 - (iv)

   (ii)(C)        Investment Advisory Agreement between AMR Investment Services,
                  Inc. and Lazard Asset Management, dated March 1, 1999 - (vii)

(ii)(D)        Investment Advisory Agreement between AMR Investment Services,
               Inc. and Goldman, Sachs & Company, Inc., dated July 31, 2000 -
               (x)

(ii)(E)        Investment Advisory Agreement between AMR Investment Services,
               Inc. and J.P. Morgan Investment Management Inc., dated July
               31, 2000 - (x)

(ii)(F)        Investment Advisory Agreement between AMR Investment Services,
               Inc. and Morgan Stanley Dean Witter Investment Management
               Inc., dated July 31, 2000 - (x)

(ii)(G)        Investment Advisory Agreement between AMR Investment Services,
               Inc. and The Boston Company Asset Management, LLC, dated July
               31, 2000 - (x)

(ii)(H)        Investment Advisory Agreement between AMR Investment Services,
               Inc. and Post Advisory Group, LLC, dated October 15, 2003 - (xx)

(ii)(I)        Investment Advisory Agreement between AMR Investment Services,
               Inc. and Metropolitan West Capital Management, LLC, dated
               November 30, 2000 - (xi)

(ii)(J)        Investment Advisory Agreement between AMR Investment Services,
               Inc. and Causeway Capital Management LLC, dated August 31, 2001 -
               (xiv)

(ii)(K)        Investment Advisory Agreement between AMR Investment Services,
               Inc. and Hotchkis and Wiley Capital Management, LLC, dated
               October 9, 2001 - (xiv)

(ii)(L)        Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Templeton Investment Counsel,
               LLC, dated January 1, 2001 - (xvii)

(ii)(M)        Investment Advisory Agreement between AMR Investment Services,
               Inc. and Brandywine Asset Management, LLC, dated October 12, 2001
               - (xv)

(ii)(N)        Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Lazard Asset Management, dated
               January 1, 2003 - (xvii)

(ii)(O)        Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Barrow, Hanley, Mewhinney & Strauss, Inc., dated January 1, 2003 - (xvii)

(ii)(P)        Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Brandywine Asset Management,
               LLC, dated January 1, 2003 - (xvii)

(ii)(Q)        Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Goldman, Sachs & Company, Inc., dated January 1, 2003 - (xvii)

(ii)(R)        Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and J.P. Morgan Investment Management Inc., dated
               January 1, 2003 - (xvii)

(ii)(S)        Amendment to Investment Advisory Agreement between AMR
               Investment Services, Inc. and Metropolitan West Capital
               Management, LLC, dated January 1, 2003 - (xvii)

(ii)(T)        Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Morgan Stanley Investment Management Inc.
               f/k/a Morgan Stanley Dean Witter Investment Management Inc., dated January 1, 2003 - (xvii)

(ii)(U)        Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and The Boston Company Asset Management, LLC, dated January 1, 2003 - (xvii)

(ii)(V)        Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Templeton Investment Counsel,
               LLC, dated January 1, 2003 - (xvii)

(ii)(W)        Investment Advisory Agreement between AMR Investment Services,
               Inc. and Calamos Asset Management, Inc., dated June 30, 2003 -
               (xix)

(ii)(X)        Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Lazard Asset Management, dated
               January 13, 2003 - (xix)

(ii)(Y)        Assumption Agreement between Goldman, Sachs & Co. and Goldman
               Sachs Asset Management, L.P., dated March 28, 2003 - (xix)

(ii)(Z)        Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Barrow, Hanley, Mewhinney & Strauss, Inc., dated September 1, 2003 - (xx)

(ii)(AA)       Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Morgan Stanley Investment Management Inc., dated September 1, 2003 - (xx)

(ii)(BB)       Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Barrow, Hanley, Mewhinney & Strauss, Inc., dated June 30, 2004 - (xxi)

(ii)(CC)       Investment Advisory Agreement between AMR Investment Services,
               Inc. and Brown Brothers Harriman & Co., dated June 30, 2004 -
               (xxi)

(ii)(DD)       Investment Advisory Agreement between AMR Investment Services,
               Inc. and NISA Investment Advisors, L.L.C., dated June 30, 2004
               - (xxi)

(ii)(EE)       Investment Advisory Agreement between AMR Investment Services,
               Inc. and Pzena Investment Management, LLC, dated June 30, 2004 -
               (xxi)

(ii)(FF)       Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and The Boston Company Asset Management, LLC, dated August 27, 2004 - (xxii)

(ii)(GG)       Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and The Boston Company Asset Management, LLC, dated November 29, 2004 - (xxii)

(ii)(HH)       Amendment to Investment Advisory Agreement between AMR
               Investment Services, Inc. and J.P. Morgan Investment
               Management Inc., dated February 9, 2004 - (xxii)

(ii)(II)       Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and J.P. Morgan Investment Management Inc., dated
               July 30, 2004 - (xxii)

(ii)(JJ)       Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Pzena Investment Management,
               LLC, dated June 30, 2004 - (xxii)

(ii)(KK)       Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Brown Brothers Harriman & Co., dated June 30, 2004 - (xxii)

(ii)(LL)       Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and NISA Investment Advisors, LLC, dated August 27, 2004 - (xxii)

(ii)(MM)       Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Post Advisory Group, LLC, dated June 1, 2004 -
               (xxii)

(ii)(NN)       Investment Advisory Agreement between AMR Investment Services,
               Inc. and Opus Capital Management, Inc., dated January 31, 2005
               - (xxiii)

(ii)(OO)       Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Goldman Sachs Asset Management,
               L.P., dated February 9, 2005 - (xxiii)

(ii)(PP)       Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Brandywine Asset Management, LLC, dated
               February 9, 2004 - (xxiii)

(ii)(QQ)       Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Calamos Asset Management, Inc., dated February 9, 2004 - (xxiii)

(ii)(RR)       Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Hotchkis and Wiley Capital Management, LLC, dated February 9, 2004 - (xxiii)

(ii)(SS)       Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Lazard Asset Management LLC, dated February 9, 2004 - (xxiii)

(ii)(TT)       Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Metropolitan West Capital Management, LLC, dated February 9, 2004 - (xxiii)

(ii)(UU)       Amendment to Investment Advisory Agreement between AMR Investment
               Services, Inc. and Morgan Stanley Investment Management Inc., dated February 9, 2004 - (xxiii)

   (ii)(VV)       Amendment to Investment Advisory Agreement between AMR
                  Investment Services, Inc. and Post Advisory Group, LLC, dated
                  February 9, 2004 - (xxiii)

   (ii)(WW)       Amendment to Investment Advisory Agreement between AMR
                  Investment Services, Inc. and Templeton Investment Counsel,
                  LLC, dated February 9, 2004 - (xxiii)

   (ii)(XX)       Amendment to Investment Advisory Agreement between AMR
                  Investment Services, Inc. and The Boston Company Asset
                  Management, LLC, dated February 9, 2004 - (xxiii)

   (ii)(YY)       Amendment to Investment Advisory Agreement between AMR
                  Investment Services, Inc. and Causeway Capital Management LLC, dated February 9, 2004 - (xxiii)

   (iii)(A) Amended and Restated Administrative Services Agreement between the American Beacon Funds and AMR Investment Services, Inc., dated March 1, 2002 - (xv)

   (iii)(B)       Amendment to Schedule A of the Administrative Services
                  Agreement between the American Beacon Funds and AMR Investment
                  Services, Inc., dated May 13, 2003 - (xix)

   (iii)(C)       Amendment to Schedule A of the Administrative Services
                  Agreement between the American Beacon Funds and AMR Investment
                  Services, Inc., dated February 9, 2004 - (xx)

   (iv)(A)        Administrative Services Plan for the Platinum Class - (iv)

   (iv)(B)        Administrative Services Plan for the Cash Management Class -
                  (xv)

   (iv)(C)        Supplement to Administrative Services Plan for the Platinum
                  Class, dated September 27, 2002 - (xvi)

   (v)(A)         Master-Feeder Participation Agreement among Small Cap Index
                  Fund, International Equity Index Fund, Quantitative Master
                  Series Trust, and Princeton Funds Distributor, Inc., dated
                  July 31, 2000 - (ix)

   (v)(B)         Master-Feeder Participation Agreement among S&P 500 Index
                  Fund, Equity 500 Index Portfolio and SSgA Funds Management,
                  Inc., dated May 1, 2001 - (xv)

(e)               Distribution Agreement among the American Beacon Funds, the
                  American Beacon Mileage Funds, the American Beacon Select
                  Funds and Foreside Fund Sevices, LLC, dated March 1, 2005 -
                  (xxiii)

(f)               Bonus, profit sharing or pension plans - none

(g)(i)            Custodian Agreement between the American Beacon Funds and
                  State Street Bank and Trust Company, dated December 1, 1997 -
                  (v)

   (ii) Amendment to Custodian Agreement to add Small Cap Value Fund, dated January 1, 1999 - (ix)

   (iii)          Amendment to Custodian Agreement to add Large Cap Growth,
                  Emerging Markets, Small Cap Index and International Equity
                  Index series of the American Beacon Funds, dated July 31, 2000
                  - (xvii)

   (iv) Amendment to Custodian Agreement to add High Yield Bond Fund, dated December 29, 2000 - (xi)

   (v)            Amendment to Custodian Agreement to reflect amendments to Rule
                  17f-5 and addition of Rule 17f-7 of the 1940 Act, dated June
                  1, 2001 - (xvii)

   (vi) Amendment to Custodian Agreement to add Enhanced Income Fund, dated July 1, 2003 - (xix)

   (vii)          Amendment to Custodian Agreement to add Mid-Cap Value Fund and
                  Treasury Inflation Protected Securities Fund, dated June 30,
                  2004 - (xxi)

(h)(i)            Transfer Agency and Service Agreement between the American
                  Beacon Funds and State Street Bank and Trust Company, dated
                  January 1, 1998 - (v)

   (ii)           Amendment to Transfer Agency Agreement to add Small Cap Value
                  Fund, dated January 1, 1999 - (ix)

   (iii)          Amendment to Transfer Agency Agreement to add four new Beacon
                  Funds, dated July 31, 2000 - (xvii)

   (iv)           Amendment to Transfer Agency Agreement to add High Yield Bond
                  Fund, dated December 29, 2000 - (xi)

   (v) Amendment to Transfer Agency Agreement regarding anti-money laundering procedures, dated September 24, 2002 - (xvii)

   (vi)           Securities Lending Authorization Agreement between American
                  Beacon Funds and State Street Bank and Trust Company, dated
                  January 2, 1998 - (v)

   (vii)          Amendment to Securities Lending Authorization Agreement to add
                  Large Cap Growth Fund and Emerging Markets Fund, dated July
                  31, 2000 - (xi)

   (viii)         Amendment to Securities Lending Authorization Agreement to add
                  Small Cap Value Fund, dated January 1, 1999 - (xii)

   (ix)           Service Plan Agreement for the American Beacon Funds PlanAhead
                  Class, dated August 1, 1994 - (iv)

   (x)            Credit Agreement between AMR Investment Services Trust,
                  American Beacon Funds, American Beacon Mileage Funds, and AMR
                  Investment Services, Inc., dated December 1, 1999 - (vii)

   (xi)           Amendment to Credit Agreement to add Large Cap Growth,
                  Emerging Markets, Small Cap Index and International Equity
                  Index Funds, dated July 31, 2000 - (ix)

   (xii) Amendment to Credit Agreement to add High Yield Bond Fund, dated December 28, 2000 - (xi)

   (xiii) Amendment to Credit Agreement to remove master-feeder funds, dated March 1, 2002 - (xvi)

   (xiv)          Administrative Services Agreement among American Beacon Funds,
                  American Beacon Mileage Funds, AMR Investment Services Trust,
                  AMR Investment Services, Inc. and State Street Bank and Trust
                  Company, dated November 29, 1999 - (vii)

   (xv)           Purchase Agreement between American Beacon Funds and John H.
                  Harland Company, dated December 1, 2001 - (xv)

   (xvi)          Service Plan Agreement for the American Beacon Funds Service
                  Class, dated February 21, 2003 - (xviii)

   (xvii)         Amendment to Transfer Agency and Service Agreement to add
                  Enhanced Income Fund, dated July 1, 2003 - (xix)

   (xviii) Amendment to Credit Agreement to add Enhanced Income Fund, dated July 1, 2003 - (xix)

   (xix) Securities Lending Agency and Collateral Management Agreement between American Beacon Funds, on behalf of High Yield Bond
                  Fund, and Metropolitan West Securities, LLC, dated January 3,
                  2004 - (xx)

   (xx)           Indemnity Agreement between Wachovia Bank, N.A. and American
                  Beacon High Yield Bond Fund, dated January 13, 2004 - (xx)

   (xxi)          Amendment to Transfer Agency and Service Agreement to add
                  Mid-Cap Value Fund and Treasury Inflation Protected Securities
                  Fund, dated June 30, 2004 - (xxi)

   (xxii)         Amendment to Securities Lending Authorization Agreement to add
                  Mid-Cap Value Fund, dated June 30, 2004 - (xxi)

   (xxiii)        Amendment to Administrative Services Agreement among American
                  Beacon Funds, American Beacon Mileage Funds, AMR Investment
                  Services Trust, AMR Investment Services, Inc. and State Street
                  Bank and Trust Company to add Mid-Cap Value Fund and Emerging
                  Markets Fund, dated June 30, 2004 - (xxi)

(i)               Opinion and consent of counsel - filed herewith

(j)               Consent of Independent Auditors - filed herewith

(k)               Financial statements omitted from prospectus - none

(l)               Letter of investment intent - (iv)

(m)(i)            Plan pursuant to Rule 12b-1 for the Institutional, Cash
                  Management, PlanAhead and AMR Classes - (iv)

   (ii)           Plan pursuant to Rule 12b-1 for the Platinum Class - (iv)

   (iii)          Plan pursuant to Rule 12b-1 for the Service Class - (xviii)

(n)(i)            Amended and Restated Plan pursuant to Rule 18f-3 - (iv)

   (ii)           Amended and Restated Plan pursuant to Rule 18f-3, dated
                  December 1, 2001 - (xv)

  (iii)           Amended and Restated Plan pursuant to Rule 18f-3, dated May 1,
                  2003 - (xix)

(p)(i)            Code of Ethics of Registrant, American Beacon Mileage Funds,
                  American Beacon Select Funds and AMR Investment Services
                  Trust, dated February 1, 2005 - (xxiii)

   (ii)           Code of Ethics of AMR Investment Services, Inc., dated
                  February 1, 2005 - (xxiii)

   (iii)          Code of Ethics of State Street Master Funds, dated September
                  16, 2004 - (xxiii)

   (iv)           Code of Ethics of Merrill Lynch Investment Managers, dated
                  January 2004 - (xxiii)

   (v)            Code of Ethics of Brandywine Asset Management, LLC, dated June
                  2004 - (xxiii)

   (vi) Code of Ethics of Mellon Financial Corporation, parent company of The Boston Company Asset Management, LLC, dated January
                  2005 - (xxiii)

   (vii) Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, Inc., dated December 31, 2004 - (xxiii)

   (viii)         Code of Ethics of Lazard Asset Management LLC, dated January
                  2004 - (xxiii)

   (ix) Code of Ethics of Hotchkis and Wiley Capital Management, LLC, dated February 1, 2005 - (xxiii)

   (x)            Code of Ethics of Causeway Capital Management LLC, dated
                  October 25, 2004 - (xxiii)

   (xi) Code of Ethics of J.P. Morgan Investment Management Inc., dated February 1, 2005 - (xxiii)

   (xii)          Code of Ethics of Goldman Sachs Asset Management, L.P., dated
                  November 4, 2004 - (xxiii)

   (xiii) Code of Ethics of Metropolitan West Capital Management, LLC, dated October 4, 2004 - (xxiii)

   (xiv)          Code of Ethics of Morgan Stanley Investment Management, dated
                  December 31, 2004 - (xxiii)

   (xv)           Code of Ethics of Post Advisory Group, dated August 1, 2004 -
                  (xxiii)

   (xvi)          Code of Ethics of Franklin Templeton Investments, dated
                  December 2004 - (xxiii)

   (xvii)         Code of Ethics of Calamos Asset Management, Inc., dated
                  December 15, 2004 - (xxiii)

   (xviii)        Code of Ethics of Brown Brothers Harriman & Co. - (xxiii)

   (xix)          Code of Ethics of NISA Investment Advisors, L.L.C., dated
                  September 2004 - (xxiii)

 (xx) Code of Ethics of Pzena Investment Management, LLC, dated February 1, 2005 - (xxiii)

 (xxi)             Code of Ethics of Opus Capital Management, Inc., dated
                   January 7, 2005 - (xxiii)

 Other:            Powers of Attorney for Trustees (Alan D. Feld, Stephen
                   D. O'Sullivan, and Kneeland Youngblood) - (ii)

                   Powers of Attorney for Trustees (R. Gerald Turner) - (xiii)

                   Powers of Attorney for Trustees (W. Humphrey Bogart,
                   Brenda A. Cline, and Richard A. Massman) - (xxii)

                   Powers of Attorney for Trustees of the Quantitative
                   Master Series Trust - (xxiii)

                   Powers of Attorney for Trustees of the State Street
                   Equity 500 Index Portfolio - (viii)

-------------------------

# Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on December 31, 1990.

(i) Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on December 22, 1995.

(ii) Incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on February 13, 1997.

(iii) Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on July 1, 1997.

(iv) Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on December 18, 1997.

(v) Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on February 27, 1998.

(vi) Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on October 15, 1998.

(vii) Incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on December 21, 1999.

(viii) Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on March 1, 2000.

(ix) Incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on July 7, 2000.

(x) Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on October 11, 2000.

(xi) Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on December 29, 2000.

(xii) Incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on February 28, 2001.

(xiii) Incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on October 1, 2001.

(xiv) Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on November 30, 2001.

(xv) Incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on March 1, 2002.

(xvi) Incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on October 1, 2002.

(xvii) Incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on February 28, 2003.

(xviii) Incorporated by reference to Post-Effective Amendment No. 45 to the
        Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on May 1, 2003.

(xix) Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on July 1, 2003.

(xx) Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on March 1, 2004.

(xxi) Incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on June 30, 2004

(xxii) Incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on December 15, 2004.

(xxiii) Incorporated by reference to Post-Effective Amendment No. 52 to the
        Registration Statement of the American Beacon Funds on Form N-1A as filed with the Securities and Exchange Commission on March 1, 2005.

                                       11